RS INVESTMENTS 2001 SEMIANNUAL REPORT

                               PRESORTED STANDARD
                                  U.S. POSTAGE
                                      PAID
                                  PERMIT #4118
                                SAN FRANCISCO, CA


388 MARKET STREET SAN FRANCISCO CA 94111

WWW.RSinvestments.com

CALL 1-800-766-FUND


RS INVESTMENTS
2001 SEMIANNUAL REPORT


GROWTH

RS AGGRESSIVE GROWTH FUND

RS DIVERSIFIED GROWTH FUND

RS EMERGING GROWTH FUND

THE INFORMATION AGE FUND(R)

RS INTERNET AGE FUND(TM)

RS MIDCAP OPPORTUNITIES FUND

RS SMALLER COMPANY GROWTH FUND
(FORMERLY RS MICROCAP GROWTH FUND)

RS VALUE + GROWTH FUND


VALUE

THE CONTRARIAN FUND(TM)

RS GLOBAL NATURAL RESOURCES FUND

RS PARTNERS FUND


[RS|INVESTMENTS LOGO]

RS FUNDS
PHONE: 1-800-766-FUND [3863]
WEB: WWW.Rsinvestments.com
E-MAIL: funds@rsinvestments.com

24-HOUR ACCOUNT ACCESS
PHONE: 1-800-624-8025
WEB: ENTER ACCOUNTLINK ONLINE ON THE RS WEB SITE

PERFORMANCE UPDATE
As of June 30, 2001


                                                                                                                        AVERAGE
                                                                                  3-YEAR      5-YEAR        10-YEAR      ANNUAL
                                                        YEAR-TO-      1-YEAR     AVERAGE     AVERAGE        AVERAGE      RETURN
                                           INCEPTION       DATE        TOTAL      ANNUAL      ANNUAL         ANNUAL       SINCE
  RS GROWTH FUNDS                               DATE     RETURN       RETURN      RETURN      RETURN         RETURN   INCEPTION
  RS Aggressive Growth Fund--RSAGX           5/1/00   - 12.04%     - 33.79%            -           -             -    - 24.36%
  RS Diversified Growth Fund--RSDGX          8/1/96      5.56%     - 23.31%       28.02%           -             -      29.86%
  RS Emerging Growth Fund--RSEGX           11/30/87   - 17.95%     - 42.11%       22.60%      22.47%        19.32%      22.47%
  The Information Age Fund(R)--RSIFX       11/15/95   - 19.41%     - 52.41%       14.63%      16.04%             -      15.54%
  RS Internet Age Fund(TM)--RIAFX           12/1/99    - 9.04%     - 50.54%            -           -             -    - 28.11%
  RS MidCap Opportunities Fund--RSMOX       7/12/95    - 2.66%     - 10.68%       13.87%      15.30%             -      18.22%
  RS Smaller Company Growth Fund*--RSSGX    8/15/96      2.37%     - 13.27%       15.70%           -             -      19.56%
  RS Value + Growth Fund--RSVPX             5/12/92   - 13.93%     - 28.70%        1.96%      10.29%             -      15.81%

  RS VALUE FUNDS
  The Contrarian Fund(TM)--RSCOX            6/30/93      3.26%        6.65%        5.31%      -4.75%             -       2.91%
  RS Global Natural Resources Fund--RSNRX  11/15/95      8.18%       20.45%        5.19%       0.96%             -       4.68%
  RS Partners Fund--RSPFX                   7/12/95     21.37%       45.98%        7.24%       9.17%             -      13.37%

* Formerly RS MicroCap Growth Fund.

  Performance data quoted represents past performance, and past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investors should maintain realistic expectations about future performance.

  This information may be used only when preceded or accompanied by a prospectus. Refer to it for more information including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in smaller companies, investing internationally, investing in a more limited number of issuers or sectors, and using options and futures. Please read it carefully before investing. Numbers are unaudited.

TABLE OF CONTENTS

INTRODUCTION
   RS INVESTMENTS ROUNDTABLE                                            2

OUR PEOPLE
   PORTFOLIO MANAGER BIOGRAPHIES                                        4

RS GROWTH FUNDS
   RS AGGRESSIVE GROWTH FUND                                            7
   RS DIVERSIFIED GROWTH FUND                                          11
   RS EMERGING GROWTH FUND                                             15
   THE INFORMATION AGE FUND(R)                                         19
   RS INTERNET AGE FUND(TM)                                            23
   RS MIDCAP OPPORTUNITIES FUND                                        27
   RS SMALLER COMPANY GROWTH FUND
   (FORMERLY RS MICROCAP GROWTH FUND)                                  31
   RS VALUE + GROWTH FUND                                              35

RS VALUE FUNDS
   THE CONTRARIAN FUND(TM)                                             39
   RS GLOBAL NATURAL RESOURCES FUND                                    43
   RS PARTNERS FUND                                                    47

FINANCIAL INFORMATION
   SCHEDULE OF INVESTMENTS                                             52
   STATEMENT OF ASSETS AND LIABILITIES                                 72
   STATEMENT OF OPERATIONS                                             74
   STATEMENT OF CHANGES IN NET ASSETS                                  76
   FINANCIAL HIGHLIGHTS                                                80
   NOTES TO FINANCIAL STATEMENTS                                       84
   SUPPLEMENTAL INFORMATION                                            91

ADMINISTRATION                                                         92

INTRODUCTION

RS INVESTMENTS ROUNDTABLE AT MIDYEAR 2001, RANDY HECHT, CHAIRMAN AND CEO OF RS INVESTMENTS (RS), LED A DISCUSSION ON THE STATE OF THE STOCK MARKET WITH RS PORTFOLIO MANAGERS JIM CALLINAN, JOHN WALLACE, BILL WOLFENDEN, AND ANDY PILARA.

RANDY HECHT: I would begin by saying that the firm's overall performance in the first half of 2001 was mixed. While we found pockets of good returns and were aggressive in buying great companies at fire-sale prices, I don't think we were fully prepared for the way good companies could get battered along with the bad ones once the tide had turned for the worse, and that hurt us in the short term. I'm sure the two questions now at the top of our investors' minds are: 1) Is the worst over? and 2) When can we expect an upturn in the market?

JOHN WALLACE: I think the worst may be over. The market -- particularly the Nasdaq -- probably bottomed out in early April. I expect corporate earnings to bounce back by the first quarter of 2002. As a rule, the market usually comes back a few months before the economy as a whole. And while there's been a steady stream of earnings warnings and layoff announcements, people continue to have confidence in Federal Reserve Chairman Alan Greenspan and the fundamental strength of the U.S. economy.

RANDY HECHT: TECHNOLOGY AND INTERNET STOCKS IN PARTICULAR HAVE SUFFERED DRAMATIC SETBACKS, AND MANY PEOPLE HAVE BEGUN TO QUESTION THE INTERNET AS A VIABLE INVESTMENT AREA. JIM, I KNOW YOU DISAGREE.

JIM CALLINAN: Yes. For a while, people were talking about the Internet as if it were a passing fad, which, to me, is a sign that things have gone too far. The Internet will be a force for a long time to come. It continues to revolutionize the way we do business and conduct our daily lives. But like any emerging technology, the Internet will experience fits and starts in its development.

The three main building blocks of the Internet are content, software, and hardware -- and its smooth operation depends on an ever-shifting balance among the three. The fact is, as an emerging technology, the Internet is forever off balance with respect to increasing content, software functionality, and the speed of telecommunications. What we try to do is understand the forces that create these imbalances -- determine the strong and weak areas at various points in the Internet's development. That's how we find opportunity and how we're trying to profit from this volatile period.

[SIDENOTE]

[PHOTO OF G. RANDY HECHT]

G. RANDY HECHT
CHAIRMAN & CEO

ROUNDTABLE PARTICIPANTS
JIM CALLINAN
ANDY PILARA
JOHN WALLACE
BILL WOLFENDEN

2  CALL 1-800-766-FUND

RANDY HECHT: WHEN THE MARKET COMES AROUND, WILL WE SEE THE END OF EXTREME VOLATILITY? IF NOT, WHAT'S THE BEST WAY TO MANAGE IT?

JIM CALLINAN: I doubt we've seen the end of the intense volatility. The last couple of years have been among the most volatile in history. Part of that volatility stems from the fact that so may people own and trade stocks these days and, with CNBC, the Internet, cell phones, handheld devices, and online trading, I think volatility is here to stay. During these periods, people should avoid moving their money from one fund to another too often. Studies have shown that the worst possible strategy for investors is to put their money in mutual funds when they're up and then take it out when they're down. Yet that's just what happens. It's very hard to sit on a loss, but how investors handle it is an important part of successful investing.

RANDY HECHT: WHILE WE'RE PRIMARILY A GROWTH FIRM, VALUE STOCKS SHOULD BE PART OF EVERYONE'S PORTFOLIO. INVESTORS WERE STRONGLY REMINDED OF THIS OVER THE PAST YEAR AND A HALF. ANDY, WHAT'S YOUR OUTLOOK ON VALUE STOCKS?

ANDY PILARA: I'm very excited about the prospects for value stocks -- especially small-cap value stocks. Energy, real estate, and fresh fruit have been great performers for us over the first two quarters. Valuations in the small-cap universe seldom have been as low as they are now. And when we compare small-caps to large-caps, the valuation discount remains significant, creating some great bargains for value investors in the small-cap universe.

RANDY HECHT: HISTORICALLY, SMALL-CAPS HAVE LED THE CHARGE WHEN THE ECONOMY HAS RECOVERED. DO YOU THINK THIS WILL BE THE CASE COMING OUT OF THIS DOWNTURN?

BILL WOLFENDEN: While we're not technically in a recession, I think that when we look back a year from now, this downturn will be classified as one. And if you do look further back in history, after economic recessions, small-caps kicked off an extended period of outperformance. This is because small-caps are more nimble and able to bounce back from downturns much more quickly and because so many of the larger companies are still overvalued.

RANDY HECHT: If small-caps take over leadership in the next few years, we believe RS will truly be in its element. While we've had success during the years that large-caps dominated, we've been up against a strong headwind. The small-cap area, more than ever, is an underanalyzed and underappreciated sector of the market. During the last decade, large-cap growth stocks captured much of the attention of Wall Street. But RS has stayed true to our expertise. Not many firms can match RS when it comes to the resources, analytical power, and experience we bring to small-cap investing.

While we are optimistic about the future, we may still see continued volatility in the near term. Coming out of one of the most difficult market environments we've seen in recent history, I think it helps to take a moment to remind investors of the bedrock pillars of investing: understand the risks, stay diversified, and take a long-term perspective. Thank you for your continued trust and support in RS.


                                                        www.RSinvestments.com  3

PORTFOLIO MANAGER BIOGRAPHIES

[PHOTO OF STEVE BISHOP]
[PHOTO OF JIM CALLINAN]
[PHOTO OF JOHN SEABERN]
[PHOTO OF JOHN WALLACE]

FROM LEFT TO RIGHT:
STEVE BISHOP
JIM CALLINAN
JOHN SEABERN
JOHN WALLACE


OUR PEOPLE AT RS INVESTMENTS, WE BELIEVE OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF QUALITY INDIVIDUALS, WITH EXTENSIVE INVESTMENT EXPERIENCE, EXCEPTIONAL EDUCATIONAL BACKGROUNDS, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

RS GROWTH PORTFOLIO MANAGERS

STEVE BISHOP has been co-portfolio manager of the RS Internet Age Fund(TM)since its inception and The Information Age Fund(R) since July 2001. He joined RS Investments in 1996 as a research analyst covering the technology sector. Prior to joining the firm, Steve was an analyst at the corporate finance department of Dean Witter Reynolds, Inc. and a summer associate at RCM Capital Management. He has over nine years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

JIM CALLINAN has managed the RS Emerging Growth Fund since 1996 and the RS Aggressive Growth Fund since its inception. He has also been co-portfolio manager of the RS Internet Age Fund(TM) since its inception and The Information Age Fund(R) since July 2001. Prior to joining the firm in 1996, Jim was portfolio manager of the Putnam OTC & Emerging Growth Fund. He received a B.A. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Jim is also a Chartered Financial Analyst.


4  CALL 1-800-766-FUND

[PHOTO OF BILL WOLFENDEN]
[PHOTO OF RICK BARRY]
[PHOTO OF ANDY PILARA]

FROM LEFT TO RIGHT:
BILL WOLFENDEN
RICK BARRY
ANDY PILARA


JOHN SEABERN is co-portfolio manager of the RS Diversified Growth Fund and has served on the Fund's management team since its inception. Prior to joining the firm in 1993, John was a performance analyst at Duncan-Hurst Capital Management. He holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

JOHN WALLACE has managed the RS MidCap Opportunities Fund and the RS Diversified Growth Fund since their inceptions. He has led a team of investment professionals on the RS Value + Growth Fund since July 2001. Prior to joining the firm in 1995, John was portfolio manager of the Oppenheimer Main Street Income and Growth Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

BILL WOLFENDEN has managed the RS Smaller Company Growth Fund (formerly RS MicroCap Growth Fund) since joining RS Investments in April 2001. Prior to that time, he had been at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. Previously, Bill spent four years in commercial banking for Westamerica Bank and The Bank of California. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.


                                                        www.RSinvestments.com  5

PORTFOLIO MANAGER BIOGRAPHIES

RS VALUE PORTFOLIO MANAGERS

RICK BARRY manages a portion of assets in The Contrarian Fund(TM) as a managing general partner of Eastbourne Capital Management LLC, which he organized in 1999 and which serves as a Subadvisor to the Fund. Rick was an analyst at RS Investments for The Contrarian Fund(TM) from September 1995 to February 1999. His investment experience also includes serving as an analyst and/or portfolio manager at Banyan Securities, Regal Asset Management, and Feshbach Brothers. Rick has over 18 years of investment experience. He received a B.A. in political science from Pennsylvania State University.

ANDY PILARA has managed the RS Partners Fund and the RS Global Natural Resources Fund since their inceptions. Andy has been primarily responsible for the management of The Contrarian Fund(TM) since January 2001. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. Andy has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. He holds a B.A. in economics from St. Mary's College.


6  CALL 1-800-766-FUND

RS AGGRESSIVE GROWTH FUND

INVESTING IN SMALL-, MID-, AND LARGE-CAP GROWTH COMPANIES

[PHOTO OF JIM CALLINAN]

JIM CALLINAN
Portfolio Manager
For bio, see page 4

RS AGGRESSIVE GROWTH FUND

INVESTMENT STYLE

LARGE-CAP         MID-CAP    SMALL-CAP
                              GROWTH


FUND PHILOSOPHY THE RS AGGRESSIVE GROWTH FUND INVESTS IN COMPANIES OF ANY SIZE THAT WE BELIEVE OFFER THE POTENTIAL FOR SIGNIFICANT INCREASES IN VALUE. THE FUND GENERALLY INVESTS IN INDUSTRY SEGMENTS THAT ARE EXPERIENCING RAPID GROWTH AND IN COMPANIES WITH COMPETITIVE ADVANTAGES, SUCH AS SUPERIOR TECHNOLOGY, PROFITABILITY, MANAGEMENT, OR MARKET SHARE.

FUND UPDATE The Fund was down 12.04% for the first half of the year, slightly outperforming its benchmark, the Russell 3000(R) Growth Index(4), which was down 13.25%, and underperforming the S&P 500 Index(5), which lost 6.72%. For the second quarter, the Fund gained 17.94% while its benchmark rose 9.13% and the S&P 500 Index returned 5.83%.

During the first half of 2001, we continued to experience the backlash that came after the Internet bubble burst. The decline on the growth side of the stock market, technology in particular, has been widespread. While we believe we have reached the bottom, there is still some turmoil to come as companies announce layoffs and issue earnings warnings. The malaise took its toll on the Fund in the first quarter, but we bounced back with a strong second quarter, nearly doubling the return of our benchmark. The Nasdaq also showed signs of life by gaining 15.00% in April, and the second quarter saw growth stocks outperform value stocks for the first quarter in more than a year.

ATTRACTIVE VALUATIONS Despite the difficult investing environment it has engendered, the market correction has had some beneficial side effects. It has, for instance, reminded investors that growth stocks can be cyclical and that a long-term perspective is essential to successful investing. Indeed, study after study shows that the worst possible (yet often most commonly pursued) strategy is to invest in mutual funds when they peak and abandon them when they falter. The correction was also indiscriminate, dragging down the prices and valuations of favored and out-of-favor companies alike. For example, the market overreacted when it sold many telecom companies below their replacement value. As a result, we have had the chance to get some bargains in a number of sectors, buying companies we missed on their way up that have since come down and buying companies we've previously owned and sold at a profit because we couldn't resist them given how far they'd tumbled.

TOP PERFORMERS SPOTLIGHT To help offset the inherent risk of aggressive growth investing, we diversify our portfolio. During the first half of 2001, we reduced our weighting in technology and health care while increasing our weighting against our benchmark in a number of sectors, most notably consumer discretionary.

One of our most intriguing holdings in the consumer discretionary sector is eBay Inc. (4.88%), the world's largest online personal trading forum, which was both the top holding and top performer for the Fund year to date. Unlike many Internet stocks, eBay still sells at a generous multiple to current earnings, but that price reflects the company's potential long-term growth. In fact, eBay could be the prototype for the kind of company we look for. It has a clear competitive advantage, a sound business model, top-line annual growth of 20% or more, and it's gaining market share against online and offline competitors. eBay has no inventory, so it's a very high-margin business. It also has a top-notch


8  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
REALIZED AND UNREALIZED GAIN (YEAR-TO-DATE THROUGH 6/30/01)

   eBay Inc.                                 $2,411,958
   Abercrombie & Fitch Co.                   $2,037,341
   HomeStore.com, Inc.                       $1,508,324
   GoTo.com, Inc.                            $1,311,958
   Efficient Networks, Inc.                  $1,308,489
   Hot Topic, Inc.                           $1,266,838
   AOL Time Warner Inc.                      $1,147,189
   Citrix Systems, Inc.                      $1,021,346
   Bed Bath & Beyond Inc.                      $950,053
   EchoStar Communications Corporation         $908,447


GOOD IDEAS AT THE TIME
REALIZED AND UNREALIZED LOSS (YEAR-TO-DATE THROUGH 6/30/01)

   Powerwave Technologies, Inc.            ($4,408,315)
   XO Communications, Inc.                 ($3,308,330)
   E.piphany, Inc.                         ($2,856,864)
   webMethods, Inc.                        ($2,338,481)
   Metromedia Fiber Network, Inc.          ($2,131,473)
   BEA Systems, Inc.                       ($1,960,779)
   Check Point Software Technologies, Ltd. ($1,953,931)
   Research in Motion Limited              ($1,657,279)
   TriQuint Semiconductor, Inc.            ($1,613,093)
   i2 Technologies, Inc.                   ($1,591,578)

management team that owns a lot of stock and is incented to perform. The company has achieved a near monopoly of online auctions. In addition, eBay is using its vast storefront of names to expand its range of products and services.

Another winner was HomeStore.com (0.00%), a Web site that serves as an intermediary in the real estate market. The firm offers consumers the ability to see 95% of the houses for sale in the United States. It also helps realtors get leads from customers who might be looking for houses. They have exclusive partnerships with the National Association of Realtors and the Association of Home Builders that allow HomeStore to provide its unique insight into the marketplace and to cross-sell those groups. It's a very unique business model and the number one player in this market.

A LONG-TERM PERSPECTIVE The RS Aggressive Growth Fund was created in May 2000 because our research for the RS Emerging Growth Fund was uncovering companies with compelling growth attributes that were too large for that Fund. Slightly more established, those companies were moving beyond the emerging stage without shedding any of their dynamism. The past year has provided excellent opportunities for us to expand our holdings in such companies at very attractive prices, and we believe investors who are here for the long term will ultimately be rewarded.

We thank you for your continued support.

/s/ James L. Callinan

James L. Callinan
Portfolio Manager

Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.


                                                        www.RSinvestments.com  9

RS AGGRESSIVE GROWTH FUND

ASSETS UNDER MANAGEMENT: $156.1 million
SECTOR ALLOCATION(1)

Auto and Transportation                     0.0%
Consumer and Discretionary                 31.9%
Consumer Staples                            0.0%
Energy (non-oil)                            3.6%
Financial Services                          8.9%
Health Care                                10.8%
Materials and Processing                    0.0%
Producer Durables                           3.9%
Technology                                 27.1%
Utilities                                   7.0%
Other                                       0.0%
Cash                                        6.8%

DATA AS OF JUNE 30, 2001
TOP TEN HOLDINGS(2)

  eBay Inc.                                4.88%
  Citrix Systems, Inc.                     3.27%
  AOL Time Warner Inc.                     2.94%
  Dynegy Inc.                              2.60%
  Professional Detailing, Inc.             2.35%
  Four Seasons Hotels Inc.                 2.25%
  Hispanic Broadcasting Corporation        2.21%
  Nextel Communications, Inc.              2.01%
  Cytyc Corporation                        1.97%
  Lamar Advertising Company                1.94%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 5/1/00)

                   AGF%          RUSSELL 3000 GROWTH     AGF      RUSSELL 3000 GROWTH
DATE            CUMULATIVE           CUMULATIVE          10K             10K
5/1/2000            0.00%               0.00%          $10,000         $10,000
    6/00            9.20%               1.11%          $10,920         $10,111
    9/00           11.30%              -4.23%          $11,130          $9,577
   12/00          -17.80%             -24.60%           $8,220          $7,540
    3/01          -38.70%             -40.06%           $6,130          $5,994
    6/01          -27.70%             -34.59%           $7,230          $6,541

PERFORMANCE UPDATE


                                                                             TOTAL       AVERAGE ANNUAL
                                      YEAR-TO-           1-YEAR        RETURN SINCE        RETURN SINCE
                                   DATE RETURN     TOTAL RETURN          INCEPTION(3)        INCEPTION(3)
RS Aggressive Growth Fund             - 12.04%         - 33.79%            - 27.70%            - 24.36%
Russell 3000 Growth Index(4)          - 13.25%         - 35.31%            - 34.59%            - 30.55%
S&P 500 Index(5)                       - 6.72%         - 14.85%            - 15.48%            - 13.45%

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) Inception date: May 1, 2000.

(4) The Russell 3000 Growth Index measures the performance of those Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies based on total market capitalization) companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

RS DIVERSIFIED GROWTH FUND

FOCUSING ON SMALL-CAP GROWTH COMPANIES

[PHOTO OF JOHN WALLACE]

JOHN WALLACE
Co-Portfolio Manager
For bio, see page 5

[PHOTO OF JOHN SEABERN]

JOHN SEABERN
Co-Portfolio Manager
For bio, see page 5

RS DIVERSIFIED GROWTH FUND

INVESTMENT STYLE

SMALL-CAP
 GROWTH


FUND PHILOSOPHY THE RS DIVERSIFIED GROWTH FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN SMALL-CAP GROWTH STOCKS ACROSS DIVERSE COMPANIES AND SECTORS. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON OUR SEARCH FOR A GROWTH CATALYST AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO RISK -- LOSSES ARE ELIMINATED QUICKLY, AND WE CONSTANTLY LOOK FOR ATTRACTIVE NEW OPPORTUNITIES.

FUND UPDATE For the first six months, the Fund returned 5.56%, outperforming its benchmark, the Russell 2000(R) Growth Index(4), which was virtually flat at 0.04%, and the S&P 500 Index(5), which was down 6.72%. In the second quarter, we gained 18.78% compared with 17.97% for the benchmark and 5.83% for the S&P 500 Index.

In last June's semiannual report letter, we noted the series of rate hikes made by the Federal Reserve Board (Fed) to try and slow the booming economy. This year, the Fed has already made six rate cuts in an effort to stir the economy out of its slump. It's unclear whether we're in an official recession. The state of the economy has certainly had its impact on the stock market. In the second quarter, the Nasdaq fell to 1,638.80 (on April 4, 2001) from its peak of 5,048.62 on March 10, 2000, a decline of about 68%. Corporate earnings were way off and, with unemployment rising, consumer confidence was understandably fragile. We believe, however, that the stock market has reached its low and that the economy, triggered by the Fed rate cuts, will right itself with corporate earnings improving by the first quarter of 2002. If history is any guide, the stock market will rebound a few months before the economy. We believe that it will be the undervalued small-cap stocks that will lead the charge as they have during the last two recessionary periods. There's no question that small-cap growth stocks were clobbered when the Internet bubble burst, but the valuations and growth prospects are very attractive now. There are already some positive signs; for example, the Russell 2000 Growth Index rose 17.97% in the second quarter, more than twice the gain of the larger-cap Russell 1000(R) Growth Index(7).

STOCK SELECTION HELPS WEATHER VOLATILITY When the downturn commenced, we lowered our growth expectations and broadened the number of companies that met our investment criteria. We also reconfigured our portfolio weighting to more closely mirror our benchmark, particularly in health care and energy. Those moves, combined with our bottom-up approach to stock selection, have helped us weather volatility and outperform our benchmark. Sectors that we typically favor, such as technology and telecoms, have a long way to go before they work their way through inventories and get back on track earningswise, but that doesn't mean we've abandoned them. We've simply shifted our weighting and changed our emphasis.

TECH SPENDING RECONSIDERED On the tech side, for instance, in the wake of slowing capital spending that has impacted earnings, companies are looking for low-cost, easy-to-deploy products that will show a quick return on investment. We have invested in companies in the emerging eLearning arena, such as SkillSoft Corporation (0.55%), which licenses an online library with 475 business topics ranging from accounting to sales tactics. We also like iManage, Inc. (1.40%), which makes software that allows employees to connect with

12  CALL 1-800-766 FUND

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (Year-to-Date Through 6/30/01)

   Viewpoint Corporation                                     $7,663,947
   Insmed Incorporated                                       $6,093,234
   Esperion Therapeutics, Inc.                               $5,206,064
   Retek Inc.                                                $4,825,947
   Oregon Steel Mills, Inc.                                  $4,814,878
   Legato Systems, Inc.                                      $4,607,280
   Agile Software Corporation                                $4,332,504
   Monaco Coach Corporation                                  $4,111,074
   Alliant Techsystems, Inc.                                 $3,971,192
   dELiA*s Corp.                                             $3,897,150


GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (Year-to-Date Through 6/30/01)

   Motient Corporation                                    ($12,017,334)
   ProsoftTraining.com                                     ($6,761,459)
   Primus Telecommunications Group, Incorporated           ($5,933,346)
   Startec Global Communications Corporation               ($4,970,345)
   Aradigm Corporation                                     ($4,193,952)
   Mpower Holding Corporation                              ($3,866,100)
   Latitude Communications, Inc.                           ($3,168,907)
   Horizon Offshore, Inc.                                  ($3,121,183)
   Adept Technology, Inc.                                  ($2,967,162)
   TeleTech Holdings, Inc.                                 ($2,964,216)

each other and with their customers online while creating an accessible data archive.

BIOTECH HITS BOTTOM -- AND BOUNCES BACK Small-cap biotech companies were significantly undervalued at the end of the first quarter, and we were able to buy stocks at near-cash levels. We have invested in early stage development companies with products that will target large patient populations and have management teams with a solid track record in the field. Esperion Therapeutics, Inc. (2.10%), for example, is testing a new class of cardiovascular drugs focusing on cholesterol, and Insmed Incorporated (1.38%) is developing products that treat diabetes and insulin-related diseases.

A DIVERSE PORTFOLIO Other top performers in the first half of 2001 were less-typical growth stocks, including two holdings in the recreational vehicle sector: Winnebago Industries, Inc. (0.75%) and Monaco Coach Corporation (1.33%). Both emerged as winners from the recent industry shakeout. Another top performer in the transportation sector was Knight Transportation, Inc. (0.48%), a trucking company that grew revenues by over 35% in the last year despite the tough economic environment.

OUR FIFTH ANNIVERSARY August 2001 marks the fifth anniversary of the Fund. As of June 30, 2001, the Fund's average annual return since inception (August 1, 1996) was 29.86% compared with 7.36% for the Russell 2000 Growth Index, outperforming its benchmark by about four-fold. The Fund also received an Overall Morningstar Rating of five stars (out of 4,473 domestic equity funds) as of June 30, 2001*.

As always, we thank you for investing with us, and we look forward to your continued support.

/s/ John L. Wallace        /s/ John H. Seabern

John L. Wallace            John H. Seabern
Co-Portfolio Manager       Co-Portfolio Manager

* Past performance does not guarantee future results. Morningstar Ratings(TM) reflect historical risk-adjusted performance as of June 30, 2001. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad-asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The RS Diversified Growth Fund received five stars for the three-year period ended June 30, 2001, among 4,473 domestic equity funds.

Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Investments in high-technology and Internet-related sectors may be highly volatile. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.


                                                       www.RSinvestments.com  13

RS DIVERSIFIED GROWTH FUND

ASSETS UNDER MANAGEMENT: $716.4 million

SECTOR ALLOCATION(1)

SECTOR ALLOCATION
Auto and Transportation          6.5%
Consumer Discretionary          22.5%
Consumer Staples                 0.2%
Energy (non-oil)                 5.3%
Financial Services               6.0%
Health Care                     21.8%
Materials and Processing         7.1%
Producer Durables                2.6%
Technology                      20.9%
Utilities                        3.5%
Other                            1.2%
Cash                             2.4%

DATA AS OF JUNE 30, 2001

TOP TEN HOLDINGS(2)

  Viewpoint Corporation                    2.38%
  Esperion Therapeutics, Inc.              2.10%
  Coinstar, Inc.                           2.02%
  Caremark Rx, Inc.                        1.95%
  Auspex Systems, Inc.                     1.84%
  Regeneration Technologies, Inc.          1.50%
  Stamps.com Inc.                          1.49%
  Alliant Techsystems, Inc.                1.44%
  Intrado Inc.                             1.44%
  iManage, Inc.                            1.40%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 8/1/96)

------------------------------------------------------------------------------------------------------------------------------------
                DG %        S&P 500 DIV. %       R 2000       R 2000 GROWTH       DG       S&P 500 DIV.      R 2000 G      R 2000
   Date      Cumulative       Cumulative       Cumulative       Cumulative        10k          10k             10k          10k
------------------------------------------------------------------------------------------------------------------------------------
  8/1/1996       0.00%            0.00%           0.00%            0.00%       $ 10,000          $ 10,000      $ 10,000    $ 10,000
      9/96      11.10%            6.13%           8.73%           11.37%       $ 11,110          $ 10,613      $ 11,137    $ 10,873
     12/96      24.20%           15.01%          14.39%           11.66%       $ 12,420          $ 11,501      $ 11,166    $ 11,439
      3/97      18.70%           18.08%           8.47%           -0.05%       $ 11,870          $ 11,808      $  9,995    $ 10,847
      6/97      33.20%           38.63%          26.06%           17.50%       $ 13,320          $ 13,863      $ 11,750    $ 12,606
      9/97      66.70%           49.03%          44.82%           37.38%       $ 16,670          $ 14,903      $ 13,738    $ 14,482
     12/97      60.77%           53.36%          39.97%           26.12%       $ 16,077          $ 15,336      $ 12,612    $ 13,997
      3/98      86.65%           74.74%          54.05%           41.10%       $ 18,665          $ 17,474      $ 14,110    $ 15,405
      6/98      71.99%           80.39%          46.87%           33.00%       $ 17,199          $ 18,039      $ 13,300    $ 14,687
      9/98      44.05%           62.50%          17.28%            3.26%       $ 14,405          $ 16,250      $ 10,326    $ 11,728
     12/98      86.94%           97.17%          36.41%           27.67%       $ 18,694          $ 19,717      $ 12,767    $ 13,641
      3/99     109.76%          106.92%          29.01%           25.52%       $ 20,976          $ 20,692      $ 12,552    $ 12,901
      6/99     170.70%          121.46%          49.07%           44.03%       $ 27,070          $ 22,146      $ 14,403    $ 14,907
      9/99     187.05%          107.62%          39.65%           36.95%       $ 28,705          $ 20,762      $ 13,695    $ 13,965
     12/99     367.74%          138.63%          65.40%           82.68%       $ 46,774          $ 23,863      $ 18,268    $ 16,540
      3/00     486.83%          144.00%          77.12%           99.64%       $ 58,683          $ 24,400      $ 19,964    $ 17,712
      6/00     370.57%          137.50%          70.42%           84.92%       $ 47,057          $ 23,750      $ 18,492    $ 17,042
      9/00     346.33%          135.20%          72.31%           77.58%       $ 44,633          $ 23,520      $ 17,758    $ 17,231
     12/00     241.86%          116.80%          60.41%           41.71%       $ 34,186          $ 21,680      $ 14,171    $ 16,041
      3/01     203.83%           91.10%          49.97%           20.16%       $ 30,383          $ 19,110      $ 12,016    $ 14,997
      6/01     260.88%          102.23%          71.40%           41.76%       $ 36,088          $ 20,223      $ 14,176    $ 17,140

PERFORMANCE UPDATE

                                                                                                TOTAL     AVERAGE ANNUAL
                                    YEAR-TO-              1-YEAR    3-YEAR AVERAGE       RETURN SINCE       RETURN SINCE
                                 DATE RETURN        TOTAL RETURN     ANNUAL RETURN         INCEPTION(3)      INCEPTION(3)
RS Diversified Growth Fund             5.56%            - 23.31%            28.02%            260.88%             29.86%
Russell 2000 Growth Index(4)           0.04%            - 23.34%             2.15%             41.76%              7.36%
S&P 500 Index(5)                     - 6.72%            - 14.85%             3.88%            102.23%             15.41%
Russell 2000 Index(6)                  6.85%               0.57%             5.28%             71.40%             11.59%

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) Inception date: August 1, 1996.

(4) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(6) The Russell 2000 Index is an unmanaged capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $530 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(7) The Russell 1000(R) Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

RS EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED COMPANIES

[PHOTO OF JIM CALLINAN]

JIM CALLINAN
Portfolio Manager
For bio, see page 4

RS EMERGING GROWTH FUND

INVESTMENT STYLE

SMALL-CAP
 GROWTH

FUND PHILOSOPHY THE RS EMERGING GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SMALLER, RAPIDLY GROWING COMPANIES. THE FUND IS ACTIVELY MANAGED, USING HANDS-ON, FUNDAMENTAL RESEARCH THAT INCLUDES EXTENSIVE TRAVEL AND VISITS WITH COMPANY MANAGEMENTS. THE FUND SEEKS TO INVEST IN COMPANIES THAT ARE GROWING AT LEAST 20% ANNUALLY, ARE MARKET-SHARE LEADERS, AND ARE MANAGED BY EXECUTIVES WHO CAN LEVERAGE A COMPETITIVE ADVANTAGE AND CONSISTENTLY EXECUTE IN TODAY'S BUSINESS ENVIRONMENT. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT GOALS.

FUND UPDATE The Fund was down 17.95% for the first half of 2001, while its benchmark, the Russell 2000(R) Growth Index(4), was nearly flat at 0.04%, and the S&P 500 Index(5), was down 6.72%. During the second quarter, the Fund gained 16.70% while its benchmark rose 17.97% and the S&P 500 Index was up 5.83%.

As we turn the corner into the second half of the year, we look back on a difficult first six months. Emerging growth, as we have all been reminded, is a cyclical and very volatile area of investment. We endured a painful correction made much worse by the fact that it followed on the heels of the long stock market boom.

One of the few positives we can take from the pounding is that a lot of good companies have been dragged down with the bad, with their P/Es falling from the 70s to the 30s. That has created some great buying opportunities for the Fund, but it also negatively affected our returns in the first quarter. Still, over the last three years, through June 30, 2001, the Fund had an average annual return of 22.60%, more than 10 times that of our benchmark (2.15%) and better than five times what the S&P 500 Index (3.88%) gained during that period.

After small-caps reached bottom in early April, the Nasdaq staged a mild rally in the second quarter and, for the first time since the first quarter of 2000, growth stocks outperformed value stocks. More important, the Federal Reserve Board has been aggressive, cutting interest rates six times in six months, which may help engineer a turnaround by early next year. In the past, small-cap stocks have been the top performers as the economy emerges from recessionary periods. This can only benefit a firm like ours, which focuses its resources and attention on these still underobserved areas of the market.

HEALTH CARE Diversification has been an important tool for the Fund during the first half of 2001, and we were overweighted compared to our benchmark in both the health care and consumer discretionary sectors. Our top holding, Cytyc Corporation (3.42%), is an emerging health care company that makes sample preparation systems used in medical testing for cervical cancer. We also increased our holdings in a number of hospital management companies including Sunrise Assisted Living, Inc. (2.40%). Sunrise is a leading provider of assisted-living services to the senior population -- which is estimated to be a $45 billion market opportunity growing at 12% to 14% a year. The company has a very capable management team with a respectable track record.

INTEGRATING THE INTERNET In the consumer discretionary sector, we found good performers in companies that have integrated the Internet as a key driver of business growth, including GoTo.com, Inc. (1.51%) and Expedia, Inc. (1.10%). From Madison Avenue to the Web,


16  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (Year-to-Date Through 6/30/01)

   Abercrombie & Fitch Co.                                  $34,030,047
   GoTo.com, Inc.                                           $27,023,425
   Expedia, Inc.                                            $23,879,777
   HomeStore.com, Inc.                                      $20,977,882
   99 Cents Only Stores                                     $20,526,631
   NVIDIA Corporation                                       $18,916,615
   EchoStar Communications Corporation                      $14,488,566
   Entercom Communications Corp.                            $14,272,926
   Bed Bath & Beyond Inc.                                   $12,835,429
   Cytyc Corporation                                        $10,125,424

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (Year-to-Date Through 6/30/01)

   BEA Systems, Inc.                                      ($56,362,259)
   NetIQ Corporation                                      ($44,837,036)
   webMethods, Inc.                                       ($43,833,584)
   Powerwave Technologies, Inc.                           ($42,343,005)
   Research In Motion Limited                             ($42,004,379)
   TriQuint Semiconductor, Inc.                           ($34,085,446)
   Anaren Microwave, Inc.                                 ($28,043,496)
   E.piphany, Inc.                                        ($26,474,528)
   Medarex, Inc.                                          ($26,219,439)
   Oxford Health Plans, Inc.                              ($23,906,813)


advertising suffered during the downturn, and companies like Yahoo! Inc. (0.00%) and DoubleClick Inc. (0.00%) were punished. GoTo.com has thrived during the slump -- its stock rose 167% in the second quarter alone and revenues are up 200% from last year. By being the low-cost producer of Internet advertising, making money at $.16 a click, GoTo.com should continue to prosper as advertising rates rebound. Expedia, Inc. is a leading Internet-based travel services company that we began buying in late 2000 when it dropped back down to its IPO (initial public offering) price. Recently, USA Networks Inc. acquired Expedia for $49 per share; we paid under $30. We expect continued good performance as more business and retail travelers use the Web, a trend boosted by the discounts airlines are offering to people who buy tickets online.

THE OUTLOOK With earnings warnings and more layoffs expected this year, the turmoil is far from over. That's the nature of emerging growth, and that's why it's a long-term proposition that should not comprise more than 25% to 30% of an investor's equity portfolio. Nonetheless, in the next six months, there will be great opportunities to buy emerging growth companies that have survived the shakeout and stand to be the leaders in the next cycle.

Thank you for your support.

/s/ James L. Callinan

James L. Callinan
Portfolio Manager

Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.


                                                       www.RSinvestments.com  17

RS EMERGING GROWTH FUND

ASSETS UNDER MANAGEMENT: $3.1 billion

SECTOR ALLOCATION(1)

SECTOR ALLOCATION
Auto and Transportation             0.3%
Consumer Discretionary             22.1%
Consumer Staples                    0.0%
Energy (non-oil)                    1.2%
Financial Services                 11.8%
Health Care                        19.6%
Materials and Processing            0.9%
Producer Durables                   4.3%
Technology                         27.6%
Utilities                           2.9%
Other                               0.0%
Cash                                9.3%

DATA AS OF JUNE 30, 2001
TOP TEN HOLDINGS(2)

  Cytyc Corporation                        3.42%
  Sunrise Assisted Living, Inc.            2.40%
  Lamar Advertising Company                1.99%
  Abercrombie & Fitch Co.                  1.84%
  SEI Investments Company                  1.82%
  Quest Software, Inc.                     1.65%
  HomeStore.com, Inc.                      1.63%
  99 Cents Only Stores                     1.57%
  GoTo.com, Inc.                           1.51%
  Franklin Resources, Inc.                 1.47%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 11/30/87)

                EGF %    S&P 500 DIV. % R 2000 GROWTH DIV%   EGF    S&P 500 DIV.   R 2000 DIV GROWTH
  Date        Cumulative   Cumulative       Cumulative       10k        10k               10k
11/30/1987       0.00%        0.00%            0.00%       $  10,000    $ 10,000           $ 10,000
     12/87      26.11%        7.63%           10.40%       $  12,611    $ 10,763           $ 11,040
      3/88      38.92%       13.75%           29.63%       $  13,892    $ 11,375           $ 12,963
      6/88      52.22%       21.32%           37.86%       $  15,222    $ 12,132           $ 13,786
      9/88      41.14%       21.74%           34.06%       $  14,114    $ 12,174           $ 13,406
     12/88      43.83%       25.46%           32.89%       $  14,383    $ 12,546           $ 13,289
      3/89      57.28%       34.32%           42.76%       $  15,728    $ 13,432           $ 14,276
      6/89      67.09%       46.19%           52.00%       $  16,709    $ 14,619           $ 15,200
      9/89      89.24%       61.44%           65.58%       $  18,924    $ 16,144           $ 16,558
     12/89     107.76%       65.16%           59.70%       $  20,776    $ 16,516           $ 15,970
      3/90     111.39%       60.17%           55.45%       $  21,139    $ 16,017           $ 15,545
      6/90     146.38%       70.23%           65.26%       $  24,638    $ 17,023           $ 16,526
      9/90      92.90%       46.82%           22.14%       $  19,290    $ 14,682           $ 12,214
     12/90     127.65%       59.98%           31.89%       $  22,765    $ 15,998           $ 13,189
      3/91     193.39%       83.16%           72.19%       $  29,339    $ 18,316           $ 17,219
      6/91     168.62%       82.75%           66.22%       $  26,862    $ 18,275           $ 16,622
      9/91     215.44%       92.54%           84.15%       $  31,544    $ 19,254           $ 18,415
     12/91     261.40%      108.69%           99.40%       $  36,140    $ 20,869           $ 19,940
      3/92     255.61%      103.09%          104.86%       $  35,561    $ 20,309           $ 20,486
      6/92     194.28%      107.26%           80.26%       $  29,428    $ 20,726           $ 18,026
      9/92     189.74%      113.81%           83.75%       $  28,974    $ 21,381           $ 18,375
     12/92     252.18%      124.59%          114.90%       $  35,218    $ 22,459           $ 21,490
      3/93     208.91%      134.51%          111.05%       $  30,891    $ 23,451           $ 21,105
      6/93     207.44%      135.48%          117.13%       $  30,744    $ 23,548           $ 21,713
      9/93     253.65%      141.62%          137.40%       $  35,365    $ 24,162           $ 23,740
     12/93     277.59%      147.25%          143.64%       $  37,759    $ 24,725           $ 24,364
      3/94     285.78%      137.80%          133.71%       $  38,578    $ 23,780           $ 23,371
      6/94     254.28%      138.62%          118.98%       $  35,428    $ 23,862           $ 21,898
      9/94     310.14%      150.51%          139.44%       $  41,014    $ 25,051           $ 23,944
     12/94     307.65%      150.40%          137.72%       $  40,765    $ 25,040           $ 23,772
      3/95     332.13%      174.87%          150.76%       $  43,213    $ 27,487           $ 25,076
      6/95     323.92%      200.70%          175.63%       $  42,392    $ 30,070           $ 27,563
      9/95     391.80%      224.93%          206.98%       $  49,180    $ 32,493           $ 30,698
     12/95     390.45%      244.38%          211.51%       $  49,045    $ 34,438           $ 31,151
      3/96     407.30%      262.94%          229.41%       $  50,730    $ 36,294           $ 32,941
      6/96     470.62%      278.97%          248.66%       $  57,062    $ 37,897           $ 34,866
      9/96     478.84%      290.85%          245.69%       $  57,884    $ 39,085           $ 34,569
     12/96     495.85%      323.56%          246.60%       $  59,585    $ 42,356           $ 34,660
      3/97     412.42%      334.87%          210.25%       $  51,242    $ 43,487           $ 31,025
      6/97     529.69%      410.54%          264.71%       $  62,969    $ 51,054           $ 36,471
      9/97     662.40%      448.85%          326.42%       $  76,240    $ 54,885           $ 42,642
     12/97     606.33%      464.80%          291.47%       $  70,633    $ 56,480           $ 39,147
      3/98     735.44%      543.53%          337.98%       $  83,544    $ 64,353           $ 43,798
      6/98     752.80%      564.37%          312.82%       $  85,280    $ 66,437           $ 41,282
      9/98     553.47%      498.46%          220.52%       $  65,347    $ 59,846           $ 32,052
     12/98     804.24%      626.17%          296.28%       $  90,424    $ 72,617           $ 39,628
      3/99    1056.80%      662.07%          289.62%       $ 115,680    $ 76,207           $ 38,962
      6/99    1253.41%      715.63%          347.08%       $ 135,341    $ 81,563           $ 44,708
      9/99    1358.61%      664.62%          325.09%       $ 145,861    $ 76,462           $ 42,509
     12/99    2455.02%      778.85%          467.05%       $ 255,502    $ 87,885           $ 56,705
      3/00    2950.69%      798.63%          519.68%       $ 305,069    $ 89,863           $ 61,968
      6/00    2614.63%      774.70%          474.00%       $ 271,463    $ 87,470           $ 57,400
      9/00    2503.03%      766.20%          451.20%       $ 260,303    $ 86,620           $ 55,120
     12/00    1815.31%      698.44%          339.86%       $ 191,531    $ 79,844           $ 43,986
      3/01    1246.64%      603.79%          272.99%       $ 134,664    $ 70,379           $ 37,299
      6/01    1471.58%      644.80%          340.03%       $ 157,158    $ 74,480           $ 44,003

PERFORMANCE UPDATE


                                                                                                         TOTAL    AVERAGE ANNUAL
                                YEAR-TO-            1-YEAR     5-YEAR AVERAGE   10-YEAR AVERAGE   RETURN SINCE      RETURN SINCE
                             DATE RETURN      TOTAL RETURN      ANNUAL RETURN     ANNUAL RETURN    INCEPTION(3)      INCEPTION(3)
RS Emerging Growth Fund         - 17.95%          - 42.11%             22.47%            19.32%        1471.58%           22.47%
Russell 2000 Growth Index(4)       0.04%          - 23.34%              4.77%            10.22%         340.03%           11.52%
S&P 500 Index(5)                 - 6.72%          - 14.85%             14.47%            15.09%         644.80%           15.92%

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) Inception date: November 30, 1987.

(4) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

THE INFORMATION AGE FUND(R)
TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR

[PHOTO OF JIM CALLINAN]

JIM CALLINAN
Co-Portfolio Manager
For bio, see page 4

[PHOTO OF STEVE BISHOP]

STEVE BISHOP
Co-Portfolio Manager
For bio, see page 4

THE INFORMATION AGE FUND(R)

INVESTMENT STYLE

  LARGE-CAP              MID-CAP            GROWTH

FUND PHILOSOPHY THE INFORMATION AGE FUND(R) SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY AGGRESSIVELY INVESTING IN COMPANIES PRIMARILY WITHIN THE INFORMATION TECHNOLOGY SECTOR. THE FUND IS DESIGNED FOR INVESTORS WHO BELIEVE THAT AGGRESSIVE INVESTMENT IN THESE COMPANIES PROVIDES SIGNIFICANT OPPORTUNITY FOR CAPITAL APPRECIATION.

FUND UPDATE For the first half of 2001, the Fund was down 19.41% compared with its benchmark, the PSE Technology Index(4), which was off 10.89%, and the S&P 500 Index(5), which lost 6.72%. During the second quarter, the Fund was down 0.65% while its benchmark rose 9.60% and the S&P 500 Index was up 5.83%.

The lingering uncertainty over the state of the economy took its toll on the stock market during the first half of 2001, and technology stocks, in particular, continued to lose value from the valuations run-up of 1999 - 2000. Consumers and businesses alike reduced their spending on technology, and our portfolio was affected accordingly. Although there was a rally in April that pushed the Nasdaq up 15.00% for the month, the Index was still down for the year. That said, the six rate cuts made by the Federal Reserve Board have enabled us to avoid an official recession, and inflation has not kicked in. If consumer spending holds up, we expect corporate earnings may improve no later than the first quarter of next year, reviving the economy. The stock market usually rebounds a few months before the economy as a whole.

POWERHOUSES IN THE LONG TERM Investors may find it hard to accept the wisdom of patience and a long-term outlook given the boom of the late 1990s and the subsequent downturn. We believe that several of the Fund's top holdings -- Microsoft Corporation (8.51%), Dell Computer Corporation (5.50%), International Business Machines Corporation (4.17%), Intel Corporation (3.99%), and AOL Time Warner Inc. (3.85%) -- will be powerhouses for years to come. Microsoft, for example, is already showing some signs of rebounding, thanks to the successful appeal of the antitrust ruling and the unveiling of its new XP operating system.

SOME STRENGTH IN SEMICONDUCTORS Another one of the Fund's top holdings is Applied Materials, Inc. (4.32%), the largest capital equipment company supplying the semiconductor industry. The company makes the machinery used to manufacture semiconductor chips. Applied Material's strong management team is experienced in weathering downturns in this cyclical industry. The company also stands to benefit from a shift in the semiconductor industry to smaller die sizes and larger wafers.

FOCUSING ON EMERGING COMPANIES As we enter the second half of 2001, we plan to shift our focus to emerging, cutting-edge businesses, reducing our exposure to the more mature, PC-related businesses, which have driven tech spending for more than a decade. On the consumer side, for example, we will target companies that make products such as flat panel displays, digital cameras, and DVDs. On the corporate side, we will emphasize the Internet, because we believe Internet-related investment will drive corporate spending for some time, particularly since companies already have their Internet-enabling hardware in place and will now look to software solutions to help put that expensive hardware to profitable use.

OUR OUTLOOK  Technology, as we've all been reminded,


20  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (Year-to-Date Through 6/30/01)

   Microsoft Corporation                            $5,031,063
   PeopleSoft, Inc.                                 $4,330,626
   Lam Research Corporation                         $4,185,333
   Applied Materials, Inc.                          $2,381,577
   Dell Computer Corporation                        $1,802,581
   Best Buy Co., Inc.                               $1,650,869
   eBay Inc.                                        $1,629,977
   Sprint Corporation (PCS Group)                   $1,342,254
   WorldCom, Inc.                                   $1,063,713
   Verizon Communications Inc.                        $429,426

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (Year-to-Date Through 6/30/01)

   Nokia Oyj                                      ($7,695,258)
   Solectron Corporation                          ($5,856,394)
   Cisco Systems, Inc.                            ($5,494,909)
   EMC Corporation                                ($5,416,478)
   Sun Microsystems, Inc.                         ($4,231,193)
   Xilinx, Inc.                                   ($3,067,639)
   Texas Instruments Incorporated                 ($2,610,800)
   Intel Corporation                              ($2,386,496)
   Cadence Design Systems, Inc.                   ($2,164,280)
   The Charles Schwab Corporation                 ($2,121,402)


is a very volatile and cyclical sector. The upside is that we have been able to use our strict screening process to find some companies with excellent reduced valuations at very reasonable prices. With the market correction potentially behind us, we believe that a well-selected portfolio of technology companies will provide solid long-term returns for investors.

We thank you for your continued support.

/s/ James L. Callinan     /s/ Stephen J. Bishop

James L. Callinan*         Stephen J. Bishop*
Co-Portfolio Manager       Co-Portfolio Manager

* Jim Callinan and Steve Bishop became portfolio managers of the Fund on July 11, 2001, following the expiration of the agreement under which Elijah Asset Management, LLC served as Subadvisor.

  Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.


                                                       www.RSinvestments.com  21

THE INFORMATION AGE FUND (R)

ASSETS UNDER MANAGEMENT: $143.3 million
SECTOR ALLOCATION(1)


SECTOR ALLOCATION
Auto and Transportation          0.0%
Consumer Discretionary          14.0%
Consumer Staples                 0.0%
Energy (non-oil)                 0.0%
Financial Services               3.1%
Health Care                      0.0%
Material and Processing          0.0%
Producer Durables               18.5%
Technology                      55.3%
Utilities                        0.0%
Other                            0.0%
Cash                             9.1%

DATA AS OF JUNE 30, 2001
TOP TEN HOLDINGS(2)

  Microsoft Corporation                               8.51%
  PeopleSoft, Inc.                                    6.56%
  Dell Computer Corporation                           5.50%
  Altera Corporation                                  5.02%
  Best Buy Co., Inc.                                  4.48%
  Applied Materials, Inc.                             4.32%
  International Business Machines Corporation         4.17%
  Adobe Systems Incorporated                          4.09%
  Intel Corporation                                   3.99%
  AOL Time Warner Inc.                                3.85%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 11/15/95)

-------------------------------------------------------------------------------------------------
                 IA %      S&P 500 DIV. %       PSE %        IA     S&P 500 DIV.        PSE
   Date       Cumulative     Cumulative       Technology    10k          10k         Technology
-------------------------------------------------------------------------------------------------
 11/15/1995      0.00%           0.00%           0.00%    $ 10,000        $ 10,000      $ 10,000
      12/95     -7.00%           3.98%          -1.81%    $  9,300        $ 10,398      $  9,819
       3/96     -6.60%           9.58%          -2.10%    $  9,340        $ 10,958      $  9,790
       6/96      7.10%          14.42%           1.23%    $ 10,710        $ 11,442      $ 10,123
       9/96     17.90%          18.01%           8.03%    $ 11,790        $ 11,801      $ 10,803
      12/96     17.85%          27.88%          17.86%    $ 11,785        $ 12,788      $ 11,786
       3/97      3.51%          31.30%          17.75%    $ 10,351        $ 13,130      $ 11,775
       6/97     22.76%          54.15%          37.35%    $ 12,276        $ 15,415      $ 13,735
       9/97     59.82%          65.71%          63.60%    $ 15,982        $ 16,571      $ 16,360
      12/97     25.09%          70.53%          41.40%    $ 12,509        $ 17,053      $ 14,140
       3/98     42.69%          94.30%          68.37%    $ 14,269        $ 19,430      $ 16,837
       6/98     49.58%         100.59%          68.34%    $ 14,958        $ 20,059      $ 16,834
       9/98     34.21%          80.69%          55.62%    $ 13,421        $ 18,069      $ 15,562
      12/98     90.40%         119.25%         118.60%    $ 19,040        $ 21,925      $ 21,860
       3/99    121.14%         130.09%         142.03%    $ 22,114        $ 23,009      $ 24,203
       6/99    146.37%         146.26%         198.22%    $ 24,637        $ 24,626      $ 29,822
       9/99    169.59%         130.86%         205.42%    $ 26,959        $ 23,086      $ 30,542
      12/99    330.72%         165.35%         373.05%    $ 43,072        $ 26,535      $ 47,305
       3/00    405.22%         171.32%         465.49%    $ 50,522        $ 27,132      $ 56,549
       6/00    373.45%         164.10%         436.01%    $ 47,345        $ 26,410      $ 53,601
       9/00    321.34%         161.53%         405.50%    $ 42,134        $ 26,153      $ 50,550
      12/00    179.59%         141.07%         296.34%    $ 27,959        $ 24,107      $ 39,634
       3/01    126.79%         112.49%         222.25%    $ 22,679        $ 21,249      $ 32,225
       6/01    125.32%         124.87%         253.19%    $ 22,532        $ 22,487      $ 35,319

PERFORMANCE UPDATE


                                                                                                TOTAL     AVERAGE ANNUAL
                                    YEAR-TO-              1-YEAR    5-YEAR AVERAGE       RETURN SINCE       RETURN SINCE
                                DATE RETURN         TOTAL RETURN     ANNUAL RETURN         INCEPTION(3)       INCEPTION(3)
The Information Age Fund(R)         - 19.41%            - 52.41%            16.04%            125.32%             15.54%
PSE Technology Index(4)             - 10.89%            - 34.11%            28.39%            253.19%             25.14%
S&P 500 Index(5)                     - 6.72%            - 14.85%            14.47%            124.87%             15.49%

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) Inception date: November 15, 1995.

(4) The Pacific Stock Exchange (PSE) Technology Index is an unmanaged price-weighted index of the top 100 U.S. technology stocks.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

RS INTERNET AGE FUND(TM)

INVESTING IN COMPANIES LIKELY TO BENEFIT FROM THE DEVELOPMENT OF THE INTERNET

[PHOTO OF JIM CALLINAN]

JIM CALLINAN
Co-Portfolio Manager
For bio, see page 4

[PHOTO OF STEVE BISHOP]

STEVE BISHOP
Co-Portfolio Manager
For bio, see page 4

RS INTERNET AGE FUND(TM)

INVESTMENT STYLE

MID-CAP           SMALL-CAP
                   GROWTH

FUND PHILOSOPHY THE RS INTERNET AGE FUND(TM) SEEKS CAPITAL APPRECIATION BY IDENTIFYING HIGH-QUALITY COMPANIES AND BUSINESS MODELS IN EMERGING AND RAPID-GROWTH SECTORS WHOSE PROSPECTS ARE DRIVEN BY THE INTERNET. INVESTMENT CRITERIA INCLUDE INCREASING MARKET SHARE, HIGH MARGIN POTENTIAL, A PROPRIETARY ADVANTAGE, AND A MANAGEMENT TEAM ABLE TO LEVERAGE THAT ADVANTAGE. WE CONDUCT FUNDAMENTAL RESEARCH, INCLUDING EXTENSIVE TRAVEL AND FREQUENT VISITS WITH COMPANY MANAGEMENT TEAMS. WE SEEK TO ADAPT QUICKLY TO INDUSTRY DEVELOPMENTS. THE FUND IS INTENDED FOR INVESTORS WITH LONG-TERM INVESTMENT HORIZONS.

FUND UPDATE For the first half of 2001, the Fund was down 9.04% compared to losses of 18.61% for its benchmark, PHLX/TheStreet.com Internet Sector
(DOT)(4), and 6.72% for the S&P 500 Index(5). During the second quarter, the Fund gained 24.01%, more than doubling its benchmark, which returned 9.13%, and quadrupling the S&P 500 Index, which rose 5.83%.

At midyear, the economy and the stock market remain flat. Despite the rally in April, the Nasdaq, along with the Dow and the S&P 500, are down for the year. The technology sector, and Internet stocks in particular, remain depressed. Venture capital money is harder to come by in the technology sector -- not necessarily a bad thing because young, existing public companies will be able to thrive. Nonetheless, we believe we reached the low watermark when the Nasdaq dropped to 1,638.80 (April 4, 2001). We believe that the Federal Reserve Board's rate cuts will lead us out of this recessionary period, probably no later than the first quarter of next year. That bodes well for many of our funds because the small-cap stocks on which we focus historically lead the way out of downturns.

THE DOT-COM LEGACY "Dot-com" has become a byword for excess and the scapegoat for the downturn -- and not without reason. Venture capital money became overconcentrated on Internet start-ups, and valuations became unwieldy as investors followed the frenzy. But the Internet remains a revolutionary aspect of the economy and our lives. People have conjured up all sorts of analogies to explain the Internet boom, but one that we favor is the Roman Empire. It may sound like a far-fetched comparison, but the point is that the Romans built an infrastructure of roads, laws, and customs that shaped the progress of Europe for centuries after the empire itself had vanished. The dot-com era, for all its excesses, has helped put in place a communications and commercial infrastructure that will similarly expedite technological advances and economic growth for years to come.

THE GOOD WENT DOWN WITH THE BAD When the backlash came, many good companies were battered down alongside those that were unsound and overvalued. For those who take a long-term approach to investing -- an essential viewpoint in the world of emerging growth stocks -- that means there are a lot of bargains out there for those who can find them. Few firms allocate the analytical resources and have the knowledge about the small-cap universe that we do.

Just because a stock has dropped 90% doesn't make it attractive; however, there are still a lot of Internet companies on their way out. We focus on the companies with proven business models and a competitive advantage who are already making money. Our largest holding, eBay Inc.

24  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (Year-to-Date Through 6/30/01)

  Microtune, Inc.                        $1,658,234
  eSPEED, Inc.                           $1,639,743
  GoTo.com, Inc.                         $1,589,509
  Expedia, Inc.                          $1,585,505
  Microsemi Corporation                  $1,492,405
  eBay Inc.                              $1,200,241
  NextCard, Inc.                           $818,010
  Lantronix, Inc.                          $700,501
  Oakley, Inc.                             $691,473
  Knight Trading Group, Inc.               $629,643

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (Year-to-Date Through 6/30/01)

  i2 Technologies, Inc.                ($1,659,218)
  NetIQ Corporation                    ($1,269,325)
  EarthWeb, Inc.                       ($1,176,402)
  E.piphany, Inc.                      ($1,168,495)
  Metromedia Fiber Network, Inc.       ($1,102,978)
  Art Technology Group, Inc.           ($1,033,830)
  TriQuint Semiconductor, Inc.           ($981,664)
  SafeNet, Inc.                          ($956,118)
  Winstar Communications, Inc.           ($940,086)
  Anaren Microwave, Inc.                 ($842,700)

(5.19%), is a great example. Still very much a growth stock, eBay has recently taken advantage of its vast contact list to move into new businesses such as online used-car sales.

POCKETS OF SEMICONDUCTOR STRENGTH Semiconductor companies have taken a beating, but there are pockets of strength and of companies with stocks that are attractively priced. One of our top holdings is Microtune, Inc. (2.62%), which makes parts for cable-modem tuners, cable modems, and set-top boxes for companies such as Motorola Inc. and Com21 Inc. Taking just one aspect of its business, the number of cable modems shipped is expected to grow 23% a year from 9 million in 2000 to 25 million in 2004, and Microtune holds a 55% share of the market for cable-modem tuners. The company has also demonstrated enough resilience during the slump to continue to invest heavily in R&D.

SOFTWARE SPENDING Software is another interesting story. Since the economic downturn, corporations have been far more cautious in their capital spending, favoring less expensive software investments that have a quick return on investment. Agile Software Corporation (0.70%), one of our holdings in the first half of 2001, takes advantage of the trends among electronics and computer companies to outsource the production of components that go into their products while creating an online data archive that can be used for research and product development. That decreases the cost and time it takes to get a new product to market, and Agile has attracted such high-profile customers as Dell Computer Corporation, Nokia Corporation, and Hewlett-Packard Company.

THE OUTLOOK As noted, we don't expect the economy to rebound before early 2002. In the meantime, our analytical approach and small-cap focus will help us position our Fund for the long term by finding good growth companies at reasonable prices.

We thank you for your support.

/s/ James L. Callinan      /s/ Stephen J. Bishop

James L. Callinan          Stephen J. Bishop
Co-Portfolio Manager       Co-Portfolio Manager

Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements, and changing customer demands. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.


                                                       www.RSinvestments.com  25

RS INTERNET AGE FUND (TM)

ASSETS UNDER MANAGEMENT: $77.3 million

SECTOR ALLOCATION(1)

SECTOR ALLOCATION
Auto and Transportation           0.0%
Consumer Discretionary           24.3%
Consumer Staples                  0.0%
Energy (non-oil)                  0.0%
Financial Services                2.7%
Health Care                       0.0%
Material and Processing           0.0%
Producer Durables                 2.4%
Technology                       53.1%
Utilities                         1.6%
Other                             0.0%
Cash                             15.9%

DATA AS OF JUNE 30, 2001
TOP TEN HOLDINGS(2)

  eBay Inc.                                5.19%
  AOL Time Warner Inc.                     3.50%
  Openwave Systems, Inc.                   3.44%
  Macrovision Corporation                  3.41%
  Citrix Systems, Inc.                     3.21%
  Microtune, Inc.                          2.62%
  Virage Logic Corporation                 2.60%
  Nuance Communications, Inc.              2.52%
  GoTo.com, Inc.                           2.41%
  Expedia, Inc.                            2.38%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 12/1/99)

---------------------------------------------------------------------
                 NET%         DOT COMP%        NET       DOT COMP
   Date       Cumulative      Cumulative       10k         10k
---------------------------------------------------------------------
  12/1/1999       0.00%          0.00%      $ 10,000        $ 10,000
      12/99      21.80%         24.77%      $ 12,180        $ 12,477
       3/00      43.00%         19.65%      $ 14,300        $ 11,965
       6/00      20.10%         -9.02%      $ 12,010        $  9,098
       9/00       8.20%        -22.88%      $ 10,820        $  7,712
      12/00     -34.70%        -67.51%      $  6,530        $  3,249
       3/01     -52.10%        -75.77%      $  4,790        $  2,423
       6/01     -40.60%        -73.56%      $  5,940        $  2,644

PERFORMANCE UPDATE


                                                                                                TOTAL     AVERAGE ANNUAL
                                                       YEAR-TO-             1-YEAR       RETURN SINCE       RETURN SINCE
                                                    DATE RETURN       TOTAL RETURN        INCEPTION(3)       INCEPTION(3)
RS Internet Age Fund(TM)                                - 9.04%           - 50.54%           - 40.60%           - 28.11%
PHLX/TheStreet.com Internet Sector (DOT)(4)            - 18.61%           - 70.94%           - 73.56%           - 56.89%
S&P 500 Index(5)                                        - 6.72%           - 14.85%           - 10.95%            - 7.07%

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3) Inception date: December 1, 1999.

(4) TheStreet.com Internet Sector Index contains 24 different leading Internet stocks involved in Internet commerce, service, and software. The index is equal dollar-weighted, which assigns an equivalent value to each component stock. For accurate representation of the Internet sector, the composition of the index is monitored frequently by the PHLX and TheStreet.com.

(5) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

RS MIDCAP OPPORTUNITIES FUND

SEEKING GROWTH IN MID-CAP COMPANIES WHILE ATTEMPTING TO MODERATE RISK

[PHOTO OF JOHN WALLACE]

JOHN WALLACE
Portfolio Manager
For bio, see page 5

RS MIDCAP OPPORTUNITIES FUND

                                INVESTMENT STYLE

MID-CAP
 BLEND

FUND PHILOSOPHY THE RS MIDCAP OPPORTUNITIES FUND SEEKS TO ACHIEVE LONG-TERM TOTAL RETURN BY INVESTING PRIMARILY IN MID-CAP STOCKS, CONVERTIBLE BONDS, AND PREFERRED STOCKS. OUR FLEXIBLE, BOTTOM-UP APPROACH IS BASED ON VALUE RECOGNITION AND TREND ANALYSIS. WE LOOK FOR WELL-MANAGED COMPANIES WITH IMPROVING FUNDAMENTALS THAT MAY BE POSITIONED FOR GROWTH. OUR FORMULA FOR LONG-TERM SUCCESS ALSO INCLUDES A DISCIPLINED APPROACH TO MANAGING RISK -- LOSSES ARE ELIMINATED QUICKLY AND WE CONSTANTLY LOOK FOR NEW OPPORTUNITIES.

FUND UPDATE For the first six months of 2001, the Fund was down 2.66% while its benchmark, the Russell Midcap(R) Index(4), lost 1.96% and the S&P 500 Index(5) fell 6.72%. In the second quarter, the Fund earned a return of 6.38% while the benchmark was up 9.53% and the S&P 500 Index provided a return of 5.83%.

At the midyear mark, we are still very much in the firm grip of an economic slowdown, if not a recession (generally defined as two consecutive quarters of shrinking output by the nation as a whole). By any name, such slowdowns typically last nine to 12 months, which means we should already be on our way out. In fact, we think the stock market has hit bottom and that the first sign of positive earnings momentum should occur no later than the first quarter of 2002. Indeed, there have been some positive signs in the first half of this year. Despite rising unemployment, consumers continued to spend money, particularly on cars and homes, which has helped the nation's economy register a very modest growth rate in the face of much reduced corporate spending. The Federal Reserve Board (Fed) has now cut its prime lending rate six times in an effort to engineer a soft landing. In addition, the tax rebate will pump $38 billion into the economy.

That said, we are still in the midst of a challenging investment environment. In the last few months alone, we have seen tremendous market fluctuations in the health care, technology, and energy sectors. There's no greater evidence of the uncertainty in some sectors than the fact that California, which was in the throes of an energy crisis in January, was recently selling excess energy at a loss. But we believe that this volatility creates excellent buying opportunities, and our rigorous bottom-up stock selection process and broadly diversified portfolio should help the Fund weather the turbulence.

TECHNOLOGY SPENDING LIVES Though technology has been the most battered sector over the past year, we remain overweighted in technology, almost doubling the weighting of our benchmark. Our holdings are primarily in software, not hardware. In the wake of the technology spending spree, companies are spending less while looking for a quick and measurable return on any capital expenditures. Enterprise software fits the bill, and two of our top performers in the first half of 2001 were Citrix Systems, Inc. (2.05%), which allows IT personnel to manage applications enterprisewide, and Legato Systems, Inc. (0.85%), which makes storage software that automatically backs up servers. We have not abandoned telecom, either; one of our top holdings is McLeodUSA Incorporated (1.96%). Though it hasn't performed well in the first half of 2001, the company's low price made the risk/reward equation particularly compelling. It's one of the few telecom providers that is fully funded through EBITDA (earnings before interest, taxes, depreciation, and amortization).

28  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
REALIZED AND UNREALIZED GAIN (YEAR-TO-DATE THROUGH 6/30/01)

   Citrix Systems, Inc.                                      $1,428,816
   Legato Systems, Inc.                                      $1,360,513
   Manor Care, Inc.                                          $1,286,178
   WorldCom, Inc.                                            $1,193,029
   Computer Associates International, Inc.                     $964,426
   Conseco, Inc.                                               $930,165
   Pacific Century Financial Corporation                       $855,075
   Abercrombie & Fitch Co.                                     $788,912
   OSI Pharmaceuticals, Inc.                                   $758,064
   Peregrine Systems, Inc.                                     $744,050

GOOD IDEAS AT THE TIME
REALIZED AND UNREALIZED LOSS (YEAR-TO-DATE THROUGH 6/30/01)

   McLeodUSA Incorporated                                  ($2,900,321)
   Montana Power Company                                   ($1,295,382)
   Silicon Graphics, Inc.                                  ($1,289,143)
   Oak Technology, Inc.                                    ($1,268,455)
   Primus Telecommunications Group, Incorporated           ($1,121,437)
   Lucent Technologies Inc.                                  ($908,942)
   Venator Group, Inc.                                       ($861,720)
   King Pharmaceuticals, Inc.                                ($847,564)
   Newfield Exploration Company                              ($671,874)
   HEALTHSOUTH Corporation                                   ($646,832)

BIOTECH AND FINANCIAL SERVICES Biotech stocks were battered during the first quarter, and we purchased some excellent stocks at near-cash level. Human Genome Sciences, Inc. (1.61%), is a leader among the new wave of biotech companies exploring the potential of genomics -- the study of human genes. We also increased our weighting in financial services to approximately 18% of our portfolio. We think regional banks, brokerages, and insurance companies, in particular, have benefited from the Fed's rate cuts and will continue to do so as interest rate spreads widen, allowing them a higher return on equity.

INVESTMENT OPPORTUNITIES As we look ahead to the rest of the year, there is certainly some volatility to come. But, as noted, there are already positive signs for the economy, including lower energy prices, the tax rebate, and lower interest rates. Historically, the stock market has rebounded a few months before the economy; therefore, as we emerge from the downturn, excellent buying opportunities should continue to present themselves, particularly in the undervalued mid-cap universe.

On behalf of the entire team, we thank your for your support.


/s/ John L. Wallace
John L. Wallace
Portfolio Manager

Investing in mid-cap companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.

                                                       www.RSinvestments.com  29

RS MIDCAP OPPORTUNITIES FUND

ASSETS UNDER MANAGEMENT: $187.3 million

SECTOR ALLOCATION(1)

SECTOR ALLOCATION
Auto and Transportation             4.5%
Consumer Discretionary             18.9%
Consumer Staples                    1.4%
Energy (non-oil)                    4.2%
Financial Services                 18.3%
Health Care                        12.1%
Materials and Processing            3.2%
Producer Durables                   3.7%
Technology                         19.6%
Utilities                           8.9%
Other                               3.9%
Cash                                1.3%

DATA AS OF JUNE 30, 2001
TOP TEN HOLDINGS(2)

  L-3 Communications Holdings, Inc.        2.24%
  Pacific Century Financial Corporation    2.20%
  Citrix Systems, Inc.                     2.05%
  McLeodUSA Incorporated                   1.96%
  Union Planters Corporation               1.80%
  Charter Communications, Inc.             1.76%
  Edison Schools Inc.                      1.74%
  Peregrine Systems, Inc.                  1.70%
  Human Genome Sciences, Inc.              1.61%
  Cendant Corporation                      1.56%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(IF INVESTED ON 7/12/95)

                  MIDCAP OPP %     S&P 500 DIV. %  RUSSELL MIDCAP      G&I         S&P 500 DIV.   RUSSELL MIDCAP
DATE              CUMULATIVE       CUMULATIVE            %             10K             10K            10K
7/12/1995             0.00%           0.00%           0.00%          $10,000         $10,000         $10,000
     9/95             7.60%           4.88%           4.76%          $10,760         $10,488         $10,476
    12/95            12.40%          11.16%           8.14%          $11,240         $11,116         $10,814
     3/96            22.00%          17.15%          14.65%          $12,200         $11,715         $11,465
     6/96            33.30%          22.33%          17.88%          $13,330         $12,233         $11,788
     9/96            33.40%          26.16%          21.57%          $13,340         $12,616         $12,157
    12/96            39.56%          36.72%          28.68%          $13,956         $13,672         $12,868
     3/97            35.26%          40.37%          27.63%          $13,526         $14,037         $12,763
     6/97            52.16%          64.79%          44.94%          $15,216         $16,479         $14,494
     9/97            78.50%          77.16%          64.19%          $17,850         $17,716         $16,419
    12/97            70.82%          82.31%          66.01%          $17,082         $18,231         $16,601
     3/98            91.03%         107.72%          83.95%          $19,103         $20,772         $18,395
     6/98            83.96%         114.45%          81.18%          $18,396         $21,445         $18,118
     9/98            59.07%          93.17%          54.32%          $15,907         $19,317         $15,432
    12/98            90.71%         134.39%          82.77%          $19,071         $23,439         $18,277
     3/99           104.16%         145.98%          81.92%          $20,416         $24,598         $18,192
     6/99           135.67%         163.27%         101.66%          $23,567         $26,327         $20,166
     9/99           123.58%         146.81%          84.33%          $22,358         $24,681         $18,433
    12/99           197.73%         183.68%         116.09%          $29,773         $28,368         $21,609
     3/00           251.78%         190.06%         137.89%          $35,178         $29,006         $23,789
     6/00           204.09%         182.34%         127.15%          $30,409         $28,234         $22,715
     9/00           205.40%         179.59%         142.62%          $30,540         $27,959         $24,262
    12/00           179.05%         157.72%         133.92%          $27,905         $25,772         $23,392
     3/01           155.33%         127.17%         109.37%          $25,533         $22,717         $20,937
     6/01           171.62%         140.41%         129.33%          $27,162         $24,041         $22,933

PERFORMANCE UPDATE

                                                                                               TOTAL           AVERAGE ANNUAL
                                      YEAR-TO-              1-YEAR    5-YEAR AVERAGE        RETURN SINCE         RETURN SINCE
                                   DATE RETURN        TOTAL RETURN     ANNUAL RETURN         INCEPTION(3)        INCEPTION(3)
  RS MidCap Opportunities Fund        - 2.66%             - 10.68%            15.30%            171.62%             18.22%
  Russell Midcap Index(4)             - 1.96%                0.96%            14.24%            129.33%             14.91%
  S&P 500 Index(5)                    - 6.72%             - 14.85%            14.47%            140.41%             15.82%

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2)Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3)Inception date: July 12, 1995.

(4)The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000(R) Index, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 30% of the Russell 1000 total market capitalization. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(5)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

RS SMALLER COMPANY GROWTH FUND
(FORMERLY RS MICROCAP GROWTH FUND)

FOCUSING ON COMPANIES WITH MARKET CAPS OF $750 MILLION OR LESS

[PHOTO OF BILL WOLFENDEN]

BILL WOLFENDEN
Portfolio Manager
For bio, see page 5

RS SMALLER COMPANY GROWTH FUND


                                INVESTMENT STYLE

SMALL-CAP
 GROWTH

FUND PHILOSOPHY THE RS SMALLER COMPANY GROWTH FUND (FORMERLY THE RS MICROCAP GROWTH FUND) INVESTS IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS OF $750 MILLION OR LESS. WE SEEK SMALL COMPANIES THAT WE BELIEVE HAVE THE POTENTIAL FOR LONG-TERM CAPITAL APPRECIATION BASED ON SUPERIOR OR NICHE PRODUCTS OR SERVICES, OPERATING CHARACTERISTICS, MANAGEMENT, OR OTHER FACTORS.

FUND UPDATE For the first half of the year, the Fund was up 2.37%, outperforming its benchmark, the Russell 2000(R) Growth Index(4), which was nearly flat at 0.04%, and the S&P 500 Index(5), which was down 6.72%. After a volatile first quarter, during which the Fund was down 13.00% (while the benchmark was off 15.20%), it rebounded with a 17.67% gain in the second quarter and performed positively by midyear.

Most importantly, small-cap stocks outperformed larger-cap stocks during the second quarter, and history shows that the more agile small-caps usually lead the charge once the market heads north after a downturn. There's already some additional evidence of a comeback: The Russell 1000(R) Growth Index(6) was down 14.24% through June, while the Russell 2000 Growth Index was positive at 0.04%. We think that bodes well for our portfolio of high-quality, smaller-company growth stocks.

A CONTRARIAN PLAY For many investors, the tech sector is the culprit that triggered the bear market, but we believe some solid companies were unreasonably battered to the bottom and are ready to come back. In semiconductor and intellectual property companies, for instance, we invested in firms offering outsourced business solutions such as Virage Logic Corporation (2.01%) and Artisan Components, Inc. (1.02%). We also invested in Conductus, Inc. (1.29%), which makes filters that improve the quality of cell phone reception and reduce annoying dropped calls. Another investment in technology was OPNET Technologies Inc. (1.43%), a software company that provides network management software. What makes all of these companies attractive is that they offer relatively inexpensive products that provide a quick return on a company's investment in technology. That's vital in the wake of the capital-spending spree on hardware that overextended so many corporations. Right now, those corporations need to be able to show where every purchase improves their bottom line, and we think these companies fit the profile.

BROADLY DIVERSIFIED We purchased some health care stocks during the second quarter, but remain underweighted compared to our benchmark. One of those companies was UroCor, Inc. (1.96%), a small-cap we believe Wall Street has overlooked. UroCor is the nation's leading diagnostic lab focusing on prostrate cancer. We also added BriteSmile, Inc. (1.52%), a company offering an effective and fast teeth-whitening system, which has received a great deal of positive press lately.

Coinstar, Inc. (2.22%), which owns the coin-counting machines that are increasingly familiar in supermarkets, is another good example of the breadth of our diverse portfolio. With most banks unwilling to handle small change these days, Coinstar is processing more coins than the U.S. Mint. We believe that Coinstar, the dominant player in its market, is one of those rare


32  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
REALIZED AND UNREALIZED GAIN (YEAR-TO-DATE THROUGH 6/30/01)

   Intrado Inc.                                     $1,509,431
   Metro One Telecommunications, Inc.               $1,181,995
   Hot Topic, Inc.                                    $906,834
   Alloy Online, Inc.                                 $875,202
   BriteSmile, Inc.                                   $857,900
   UroCor, Inc.                                       $802,179
   Virage Logic Corporation                           $786,934
   The InterCept Group, Inc.                          $742,804
   Monterey Pasta Company                             $713,090
   DuraSwitch Industries, Inc.                        $705,036

GOOD IDEAS AT THE TIME
REALIZED AND UNREALIZED LOSS (YEAR-TO-DATE THROUGH 6/30/01)

   Albany Molecular Research, Inc.                ($1,149,368)
   ProsoftTraining.com                            ($1,041,511)
   Molecular Devices Corporation                  ($1,008,825)
   Anaren Microwave, Inc.                           ($964,010)
   Interlink Electronics, Inc.                      ($957,443)
   Boston Communications Group, Inc.                ($862,409)
   Closure Medical Corporation                      ($775,603)
   Gaiam, Inc.                                      ($764,447)
   Neurogen Corporation                             ($701,530)
   POZEN Inc.                                       ($669,022)

companies that are recession proof. It might even be recession-enhanced as people start cashing in their pennies during downturns.

A NEW NAME As of August 1, 2001, the name of the RS MicroCap Growth Fund changed to the RS Smaller Company Growth Fund. Although the name of the Fund has changed, our investment process remains the same. We continue to focus on the most attractive smaller companies with market capitalizations of up to $750 million. The new name was selected to convey the broad range of smaller companies in which the Fund invests.

OUR FIFTH ANNIVERSARY August 2001 marks the fifth anniversary of the Fund. As of June 30, 2001, the Fund's average annual return since inception (August 15, 1996) was 19.56% compared with 6.73% for the Russell 2000 Growth Index, its benchmark. The Fund also received an Overall Morningstar Rating of five stars (out of 4,473 domestic equity funds) as of June 30, 2001*.

As always, we thank you for investing with us and look forward to your continued support.

/s/ William J. Wolfenden III
William J. Wolfenden III
Portfolio Manager

* Past performance does not guarantee future results. Morningstar Ratings(TM) reflect historical risk-adjusted performance as of June 30, 2001. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating metric each month by subtracting the return on a 90-day U.S. Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad-asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The RS Smaller Company Growth Fund (formerly the RS MicroCap Growth Fund) received five stars for the three-year period ended June 30, 2001, among 4,473 domestic equity funds.

   Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.


                                                       www.RSinvestments.com  33

RS SMALLER COMPANY GROWTH FUND

ASSETS UNDER MANAGEMENT: $100.0 million
SECTOR ALLOCATION(1)

SECTOR ALLOCATION
Auto and Transportation            2.3%
Consumer Discretionary            22.1%
Consumer Staples                   1.6%
Energy (non-oil)                   3.8%
Financial Services                 6.1%
Health Care                       17.3%
Materials and Processing           3.9%
Producer Durables                  5.9%
Technology                        21.3%
Utilities                          4.4%
Other                              1.2%
Cash                              10.1%

DATA AS OF JUNE 30, 2001
TOP TEN HOLDINGS(2)

  The InterCept Group, Inc.                2.28%
  Coinstar, Inc.                           2.22%
  Per-Se Technologies, Inc.                2.12%
  School Specialty, Inc.                   2.07%
  Virage Logic Corporation                 2.01%
  UroCor, Inc.                             1.96%
  SpectraLink Corporation                  1.95%
  OraSure Technologies, Inc.               1.75%
  Atrix Laboratories, Inc.                 1.66%
  O2Micro International Limited            1.59%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 8/15/96)

                      MCG %          S&P 500 DIV. %  R2000G DIV. %           MCG              S&P 500 DIV.         R2000G DIV.
DATE                CUMULATIVE        CUMULATIVE      CUMULATIVE             10K                  10K                  10K
8/15/1996             0.00%             0.00%            0.00%             $10,000              $10,000              $10,000
     9/96             5.70%             4.07%            7.94%             $10,570              $10,407              $10,794
    12/96            10.00%            12.78%            8.22%             $11,000              $11,278              $10,822
     3/97             2.00%            15.79%           -3.13%             $10,200              $11,579              $ 9,687
     6/97            25.70%            35.94%           13.88%             $12,570              $13,594              $11,388
     9/97            59.90%            46.14%           33.15%             $15,990              $14,614              $13,315
    12/97            43.50%            50.38%           22.23%             $14,350              $15,038              $12,223
     3/98            65.70%            71.35%           36.76%             $16,570              $17,135              $13,676
     6/98            54.20%            76.90%           28.90%             $15,420              $17,690              $12,890
     9/98            16.30%            59.35%            0.08%             $11,630              $15,935              $10,008
    12/98            42.60%            93.35%           23.74%             $14,260              $19,335              $12,374
     3/99            44.10%           102.91%           21.66%             $14,410              $20,291              $12,166
     6/99            71.90%           117.17%           39.60%             $17,190              $21,717              $13,960
     9/99            65.60%           103.59%           32.73%             $16,560              $20,359              $13,273
    12/99           123.40%           134.00%           77.06%             $22,340              $23,400              $17,706
     3/00           198.80%           139.27%           93.49%             $29,880              $23,927              $19,349
     6/00           175.40%           132.90%           79.23%             $27,540              $23,290              $17,923
     9/00           184.30%           130.64%           72.11%             $28,430              $23,064              $17,211
    12/00           133.33%           112.59%           37.35%             $23,333              $21,259              $13,735
     3/01           102.99%            87.39%           16.46%             $20,299              $18,739              $11,646
     6/01           138.85%            98.31%           37.40%             $23,885              $19,831              $13,740

PERFORMANCE UPDATE

                                                                                               TOTAL          AVERAGE ANNUAL
                                       YEAR-TO-              1-YEAR    3-YEAR AVERAGE       RETURN SINCE       RETURN SINCE
                                   DATE RETURN        TOTAL RETURN     ANNUAL RETURN         INCEPTION(3)      INCEPTION(3)
  RS Smaller Company Growth Fund        2.37%             - 13.27%            15.70%            138.85%             19.56%
  Russell 2000 Growth Index(4)          0.04%             - 23.34%             2.15%             37.40%              6.73%
  S&P 500 Index(5)                    - 6.72%             - 14.85%             3.88%             98.31%             15.07%

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2)Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3)Inception date: August 15, 1996.

(4)The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(5)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(6)The Russell 1000(R) Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

RS VALUE + GROWTH FUND

A FUND SEEKING CAPITAL APPRECIATION FOR THE LONG-TERM INVESTOR

[PHOTO OF JOHN WALLACE]

JOHN WALLACE
Portfolio Manager
For bio, see page 5

RS VALUE + GROWTH FUND

                                INVESTMENT STYLE

LARGE-CAP       MID-CAP
                 BLEND

FUND PHILOSOPHY THE RS VALUE + GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMPANIES WITH FAVORABLE RELATIONSHIPS BETWEEN P/E RATIOS AND GROWTH RATES AS WELL AS IN SECTORS OFFERING ABOVE-AVERAGE GROWTH POTENTIAL. WE SEEK TO IDENTIFY BUSINESS SECTORS POISED TO BENEFIT FROM MAJOR CHANGES IN THE MARKETPLACE AND SOCIETAL TRENDS. WITHIN THESE SECTORS, WE CONDUCT BOTTOM-UP RESEARCH, LOOKING FOR WELL-MANAGED COMPANIES THAT HAVE LOW-MULTIPLE VALUATIONS RELATIVE TO THEIR PEERS AND ARE POISED TO LEVERAGE GROWTH OPPORTUNITIES.

FUND UPDATE For the first half of the year, the Fund lost 13.93% while its benchmark, the Russell 1000(R) Growth Index(4), was down 14.24% and the S&P 500 Index(5) declined 6.72%. During the second quarter, the Fund lost 3.81% compared with a gain of 8.42% for the benchmark and 5.83% for the S&P 500 Index.

The first half of the year was difficult for the Fund and for large-cap stocks in general. Investors have become painfully aware of the cyclical nature of many market sectors, most obviously technology, and the way that cyclicality can in the short-term batter companies that still have solid long-term prospects. Though the Fund did not decline as steeply as the benchmark, we were still disappointed that the portfolio was down for the period. However, the past six months have been challenging for the stock market as a whole. Despite the rally during the month of April, during which the Nasdaq gained 15.00%, all three major indexes are still down for the year -- the Dow being off 1.83%, the S&P 500 Index down 6.72%, and the Nasdaq down 12.55%. At the same time, rising unemployment and earnings warnings from some of America's most prominent companies have contributed to the recessionary environment.

LARGE-CAPS FALL FROM FAVOR Technology stocks, in favor for so long, have been hit particularly hard during the downturn. All of us watched as Cisco Systems Inc. (1.51%) stock--for many people the prototype of a New Economy winner-- fell precipitously, along with other technology leaders. With high valuations still the norm, it may be some time before the pendulum swings back and large-caps gain favor again. That does not mean, however, that there are not large-cap companies with excellent long-term prospects available at good prices. Indeed, we believe our portfolio already has a number of companies that fit that bill, including Microsoft Corporation (5.36%); Merrill Lynch & Co., Inc. (6.09%); Best Buy Co., Inc. (4.55%); and AOL Time Warner Inc. (5.00%).

MICROSOFT BOUNCES BACK During the first half of 2001, the Fund's exposure to the financial services, technology, and the consumer staples sectors had a negative impact on performance, as with the benchmark. The Fund, however, outperformed and was overweighted relative to its benchmark in the consumer discretionary sector. Best Buy and AOL Time Warner paced this sector's positive performance. Despite the poor performance of the tech sector as a whole, the reversals in the antitrust case and a new operating system have helped Microsoft, one of our largest holdings, bounce back. XP, Microsoft's new operating system for homes and businesses, features an intriguing compression technology that will allow video and audio to stream over the Internet. This may, in turn, help revive the sluggish PC market.

POSITIVE SIGNS FOR THE ECONOMY Looking ahead, we believe the worst is over. If history is any guide -- a lot about this downturn is atypical, including the

36  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
REALIZED AND UNREALIZED GAIN (YEAR-TO-DATE THROUGH 6/30/01)

   Microsoft Corporation                                     $8,300,925
   Best Buy Co., Inc.                                        $7,124,878
   AOL Time Warner Inc.                                      $6,542,400
   Manor Care, Inc.                                          $4,465,813
   Applied Materials, Inc.                                   $4,254,238
   Cardinal Health, Inc.                                       $993,899
   Affiliated Computer Services, Inc.                          $947,740
   Comcast Corporation                                         $660,000
   Costco Wholesale Corporation                                $541,316
   Verizon Communications Inc.                                 $441,061

GOOD IDEAS AT THE TIME
REALIZED AND UNREALIZED LOSS (YEAR-TO-DATE THROUGH 6/30/01)

   Texas Instruments Incorporated                          ($9,414,546)
   CVS Corporation                                         ($9,307,417)
   Nokia Oyj                                               ($7,078,388)
   Intel Corporation                                       ($6,515,795)
   Safeway Inc.                                            ($5,432,914)
   Xilinx, Inc.                                            ($5,289,019)
   The Charles Schwab Corporation                          ($4,690,549)
   Morgan Stanley Dean Witter & Co.                        ($4,532,051)
   Merck & Co., Inc.                                       ($4,508,253)
   Walgreen Co.                                            ($4,405,937)

fact that it was triggered by corporate spending rather than inflation -- the markets should rebound about a year after the Federal Reserve Board's (Fed) third rate cut. There have already been some positive signs. The Fed has now cut its rate six times, reducing the rate (from 6.50%) by 275 basis points to 3.75%, the lowest it has been in seven years. Consumer spending, which accounts for two-thirds of our economic growth, has remained surprisingly strong despite some sobering news on the unemployment front and the lowest level of consumer confidence since 1993. Moreover, President Bush's tax bill stands to inject $38 billion in rebates into the economy by summer's end.

A DIVERSE PORTFOLIO As the market begins its gradual turnaround, we expect to shift our focus to more growth-oriented, large-cap companies, using our bottom-up analytical approach and the growth-at-a-reasonable-price yardstick to find them. We also expect to further diversify the Fund so that it's somewhat less susceptible to market swings over the next year or so. This period of market volatility is far from over, but we believe there are still many attractive large-cap investment opportunities for the Fund and for investors who share our long-term perspective.

Thank you for your support.

/s/ John L. Wallace
John L. Wallace*
Portfolio Manager



* John Wallace became portfolio manager of the Fund on July 11, 2001, following the expiration of the agreement under which Elijah Asset Management, LLC served as Subadvisor.

  Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Investments in high-technology and Internet-related sectors may be highly volatile. Options and futures may not be perfectly correlated to the underlying index or security. International investing can involve greater currency fluctuations and less political and economic stability.


                                                       www.RSinvestments.com  37

RS VALUE + GROWTH FUND

ASSETS UNDER MANAGEMENT: $381.9 million
SECTOR ALLOCATION(1)

SECTOR ALLOCATION
Auto and Transportation            0.0%
Consumer Discretionary            22.5%
Consumer Staples                  14.1%
Energy (non-oil)                   0.0%
Financial Services                17.5%
Health Care                       13.1%
Materials and Processing           0.0%
Producer Durables                  8.4%
Technology                        16.2%
Utilities                          4.5%
Other                              0.0%
Cash                               3.7%

DATA AS OF JUNE 30, 2001
TOP TEN HOLDINGS(2)

  Merrill Lynch & Co., Inc.                6.09%
  Microsoft Corporation                    5.36%
  Walgreen Co.                             5.14%
  Costco Wholesale Corporation             5.10%
  Applied Materials, Inc.                  5.01%
  AOL Time Warner Inc.                     5.00%
  Morgan Stanley Dean Witter & Co.         4.93%
  Cardinal Health, Inc.                    4.63%
  Best Buy Co., Inc.                       4.55%
  Comcast Corporation                      4.55%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 5/12/92)

                      V+G %       S&P 500 DIV. %   R1000 GROWTH       V+G              S&P 500 DIV.        R1000 GROWTH
DATE               CUMULATIVE      CUMULATIVE       CUMULATIVE        10K                  10K                 10K
5/12/1992             0.00%           0.00%           0.00%          $10,000             $10,000             $10,000
     6/92            -1.99%          -1.54%          -2.34%          $ 9,801             $ 9,846             $ 9,766
     9/92             0.99%           1.57%           1.93%          $10,099             $10,157             $10,193
    12/92            10.04%           6.69%           9.03%          $11,004             $10,669             $10,903
     3/93            19.33%          11.40%           8.10%          $11,933             $11,140             $10,810
     6/93            19.43%          11.86%           6.43%          $11,943             $11,186             $10,643
     9/93            28.43%          14.78%           8.01%          $12,843             $11,478             $10,801
    12/93            33.78%          17.46%          12.17%          $13,378             $11,746             $11,217
     3/94            38.90%          12.97%           7.22%          $13,890             $11,297             $10,722
     6/94            32.76%          13.35%           6.11%          $13,276             $11,335             $10,611
     9/94            55.60%          19.00%          14.28%          $15,560             $11,900             $11,428
    12/94            64.69%          18.95%          15.11%          $16,469             $11,895             $11,511
     3/95            89.27%          30.58%          26.07%          $18,927             $13,058             $12,607
     6/95           130.86%          42.85%          38.45%          $23,086             $14,285             $13,845
     9/95           175.36%          54.36%          51.02%          $27,536             $15,436             $15,102
    12/95           135.01%          63.60%          57.90%          $23,501             $16,360             $15,790
     3/96           126.51%          72.41%          66.38%          $22,651             $17,241             $16,638
     6/96           134.29%          80.03%          76.96%          $23,429             $18,003             $17,696
     9/96           149.64%          85.67%          83.34%          $24,964             $18,567             $18,334
    12/96           168.19%         101.21%          94.41%          $26,819             $20,121             $19,441
     3/97           161.98%         106.59%          95.45%          $26,198             $20,659             $19,545
     6/97           204.83%         142.53%         132.42%          $30,483             $24,253             $23,242
     9/97           255.11%         160.73%         149.89%          $35,511             $26,073             $24,989
    12/97           205.23%         168.31%         153.68%          $30,523             $26,831             $25,368
     3/98           244.86%         205.71%         192.12%          $34,486             $30,571             $29,212
     6/98           260.66%         215.61%         205.38%          $36,066             $31,561             $30,538
     9/98           213.52%         184.30%         177.64%          $31,352             $28,430             $27,764
    12/98           288.98%         244.97%         251.87%          $38,898             $34,497             $35,187
     3/99           327.10%         262.02%         274.24%          $42,710             $36,202             $37,424
     6/99           337.46%         287.46%         288.64%          $43,746             $38,746             $38,864
     9/99           309.09%         263.23%         274.41%          $40,909             $36,323             $37,441
    12/99           399.58%         317.50%         368.55%          $49,958             $41,750             $46,855
     3/00           471.00%         326.90%         401.94%          $57,100             $42,690             $50,194
     6/00           436.20%         315.53%         388.38%          $53,620             $41,553             $48,838
     9/00           389.24%         311.49%         362.12%          $48,924             $41,149             $46,212
    12/00           344.16%         279.30%         263.48%          $44,416             $37,930             $36,348
     3/01           297.44%         234.34%         187.51%          $39,744             $33,434             $28,751
     6/01           282.28%         253.82%         211.72%          $38,228             $35,382             $31,172

PERFORMANCE UPDATE

                                                                                               TOTAL          AVERAGE ANNUAL
                                      YEAR-TO-              1-YEAR    5-YEAR AVERAGE       RETURN SINCE        RETURN SINCE
                                   DATE RETURN        TOTAL RETURN     ANNUAL RETURN       INCEPTION(3)        INCEPTION(3)
  RS Value + Growth Fund             - 13.93%             - 28.70%            10.29%            282.28%             15.81%
  Russell 1000 Growth Index(4)       - 14.24%             - 36.17%            11.99%            211.72%             13.25%
  S&P 500 Index(5)                    - 6.72%             - 14.85%            14.47%            253.82%             14.83%

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The sector allocation represents the entire Russell universe. The Fund's holdings are allocated to each sector based on their Russell classification. Cash includes short-term investments and net other assets and liabilities.

(2)Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(3)Inception date: May 12, 1992.

(4)The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(5)The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

THE CONTRARIAN FUND(TM)
SEEKING OUT-OF-FAVOR AND NEW DISCOVERY INVESTMENTS

[PHOTO OF ANDY PILARA]
ANDY PILARA
Portfolio Manager
For bio, see page 6

THE CONTRARIAN FUND

INVESTMENT STYLE


     LARGE-CAP          MID-CAP        SMALL-CAP
                         BLEND

FUND PHILOSOPHY THE CONTRARIAN FUND(TM) SEEKS TO ACHIEVE MAXIMUM LONG-TERM GROWTH OF CAPITAL BY INVESTING WORLDWIDE IN GROWING COMPANIES THAT ARE ATTRACTIVELY PRICED. THE FUND INVESTS ON A GLOBAL BASIS IN AN EFFORT TO MAKE TIMELY INVESTMENTS IN NEW DISCOVERY IDEAS OR IN COMPANIES AND INDUSTRIES THAT ARE NEGLECTED, UNPOPULAR, OR OVERLOOKED. WHEN APPROPRIATE, THE FUND WILL SHORT SELL STOCKS.

FUND UPDATE The Fund was up 3.26% for the first six months of the year, substantially outperforming its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index(3), which was down 10.76%, and the S&P 500 Index(4), which declined 6.72%. For the second quarter, the Fund earned a return of 4.11% compared with 2.23% for its benchmark and 5.83% for the S&P 500 Index.

During the volatile market of the last year or so, we've often heard people say that being contrarian is back in vogue. Since we adopt a long-term perspective, we've never thought that being contrarian was out of style. The only way a contrarian can ever buy cheap stocks is to go against the crowd. Right now, however, it's a great time to go against the grain and look for some inexpensive stocks.

KEY HOLDINGS Our Fund has benefited from positions in the energy, real estate, and food industries during the first half of 2001. In the energy sector, we shifted our emphasis from natural gas, which has been very profitable for the Fund, into coal, where prices have recently reached highs not seen in 25 years. Ivanhoe Energy Inc. (8.02%), which searches for liquefied gas in China and in California's San Joaquin Basin, is still the top holding in the Fund. Our largest real estate holding is Brookfield Properties Corporation (5.48%), still an undervalued company that has A+ commercial properties in New York, Boston, and Toronto. Fresh Del Monte Produce Inc. (6.99%), a leading supplier of bananas, is one of the Fund's top performers. One significant new addition to The Contrarian Fund(TM) is Canadian Pacific Ltd. (1.36%), which is about to be split into five companies that operate in such diverse industries as rail transportation, oil and gas exploration, shipping, mining, and luxury hotels and resorts in Canada. It's almost like investing in a Canadian mutual fund.

RETURN ON CAPITAL In this very volatile environment, we think it's important to restate how our investment process is different from that of similar funds that focus on book value and P/E ratios. To separate inexpensive stocks of well-run companies from those we consider to be poorly managed, we look at stocks from the standpoint of discounted cash flow methodology, which means we're looking at how companies try to allocate their capital. The key question is whether the company's return on capital is higher than its capital costs. If so, this suggests that the firm can create wealth for shareholders. We believe companies that can intelligently allocate capital will generate positive earnings. If management is considering an acquisition, for instance, we calculate the resulting cash flow to see if the company's return on capital would outstrip its capital costs. We believe our return-on-capital yardstick may be the best way to find great businesses.

40  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (Year-to-Date Through 6/30/01)

  Fresh Del Monte Produce Inc.              $3,535,995
  WorldCom, Inc.                            $1,552,933
  Duke Energy Corporation                     $827,263
  Metromedia International Group, Inc.        $823,929
  SUPERVALU INC.                              $585,139
  Diamond Fields International Ltd.           $510,668
  AT&T Corporation Liberty Media Group        $448,672
  Brookfield Properties Corporation           $406,875
  Murphy Oil Corporation                      $398,218
  Dole Food Company, Inc.                     $324,186

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (Year-to-Date Through 6/30/01)

  Ivanhoe Energy Inc.                      ($2,569,259)
  BJ Services Company                        ($755,771)
  Sirius Satellite Radio Inc.                ($709,900)
  Hollinger Canadian Newspapers, Limited     ($635,790)
  Anderson Exploration Ltd.                  ($451,682)
  Massey Energy Company                      ($379,130)
  Abitibi-Consolidated Inc.                  ($308,768)
  NiSource Inc.                              ($279,320)
  Citigroup Inc.                             ($257,082)
  Ensign Resource Service Group, Inc.        ($241,159)

Thank you for your continued support.

/s/ Andrew P. Pilara, Jr.  /s/ Rick Barry

Andrew P. Pilara, Jr.      Rick Barry
Portfolio Manager          Eastbourne Capital
                           Management LLC


Contrarian investing involves taking investment positions contrary to those of most investors and, therefore, what is believed to be the unrecognized value in a security may not be realized for a substantial period of time, if ever. International investing can involve greater currency fluctuations and less political and economic stability. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. The use of leverage increases market exposure and risk, and may result in losses. Options and futures may not be perfectly correlated to the underlying index or security.

                                                       www.RSinvestments.com  41

THE CONTRARIAN FUND(TM)

ASSETS UNDER MANAGEMENT: $85.4 million

SECTOR ALLOCATION

Consumer Services   11.0%
Consumer Staples    16.8%
Energy              30.3%
Energy Services     14.8%
Financials           5.1%
Industrials         11.1%
Real Estate          6.4%
Cash                 4.5%

DATA AS OF JUNE 30, 2001

TOP TEN HOLDINGS(1)

  Ivanhoe Energy Inc.                         8.02%
  Fresh Del Monte Produce Inc.                6.99%
  Brookfield Properties Corporation           5.48%
  Exelon Corporation                          5.25%
  Talisman Energy Inc.                        4.90%
  Metromedia International Group, Inc.        4.60%
  NiSource Inc.                               4.16%
  Allegheny Energy, Inc.                      3.95%
  Anderson Exploration Ltd.                   3.07%
  Constellation Energy Group, Inc.            2.99%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 6/30/93)

                  CF %        S&P 500 DIV. %   MSCI AC WORLD        CF              S&P 500 DIV.        MSCI AC WORLD
DATE           CUMULATIVE      CUMULATIVE       CUMULATIVE         10K                  10K                 10K
 6/93             0.00%           0.00%           0.00%           $10,000             $10,000             $10,000
 9/93            -4.41%           2.59%           4.39%            $9,559             $10,259             $10,439
12/93            11.86%           4.97%           7.56%           $11,186             $10,497             $10,756
 3/94            20.98%           0.99%           7.30%           $12,098             $10,099             $10,730
 6/94            16.18%           1.39%           9.87%           $11,618             $10,139             $10,987
 9/94            10.78%           6.36%          13.48%           $11,078             $10,636             $11,348
12/94             5.68%           6.34%          11.01%           $10,568             $10,634             $11,101
 3/95             7.39%          16.73%          13.91%           $10,739             $11,673             $11,391
 6/95            26.26%          27.70%          18.31%           $12,626             $12,770             $11,831
 9/95            33.08%          37.99%          23.84%           $13,308             $13,799             $12,384
12/95            38.30%          46.25%          28.47%           $13,830             $14,625             $12,847
 3/96            67.31%          54.13%          33.08%           $16,731             $15,413             $13,308
 6/96            60.38%          60.94%          36.82%           $16,038             $16,094             $13,682
 9/96            64.40%          65.98%          37.41%           $16,440             $16,598             $13,741
12/96            68.28%          79.87%          42.40%           $16,828             $17,987             $14,240
 3/97            70.62%          84.68%          43.26%           $17,062             $18,468             $14,326
 6/97            60.36%         116.81%          63.89%           $16,036             $21,681             $16,389
 9/97            52.44%         133.08%          66.95%           $15,244             $23,308             $16,695
12/97            18.62%         139.85%          60.36%           $11,862             $23,985             $16,036
 3/98            21.27%         173.29%          81.86%           $12,127             $27,329             $18,186
 6/98             7.69%         182.14%          82.26%           $10,769             $28,214             $18,226
 9/98           -24.80%         154.15%          59.16%            $7,520             $25,415             $15,916
12/98           -20.16%         208.38%          91.94%            $7,984             $30,838             $19,194
 3/99           -16.08%         223.63%          98.99%            $8,392             $32,363             $19,899
 6/99             2.14%         246.37%         115.63%           $10,214             $34,637             $21,563
 9/99             6.23%         224.71%         105.81%           $10,623             $32,471             $20,581
12/99            10.42%         273.22%         140.86%           $11,042             $37,322             $24,086
 3/00             7.00%         281.62%         143.28%           $10,700             $38,162             $24,328
 6/00            17.93%         271.46%         133.11%           $11,793             $37,146             $23,311
 9/00            25.33%         267.85%         119.63%           $12,533             $36,785             $21,963
12/00            21.80%         239.07%         104.58%           $12,180             $33,907             $20,458
 3/01            20.80%         198.88%          78.59%           $12,080             $29,888             $17,859
 6/01            25.77%         216.29%          82.56%           $12,577             $31,629             $18,256

PERFORMANCE UPDATE

                                                                                                  TOTAL     AVERAGE ANNUAL
                                     YEAR-TO-               1-YEAR    5-YEAR AVERAGE       RETURN SINCE       RETURN SINCE
                                  DATE RETURN         TOTAL RETURN     ANNUAL RETURN       INCEPTION(2)       INCEPTION(2)
  The Contrarian Fund(TM)               3.26%                6.65%           - 4.75%             25.77%              2.91%
  MSCI AC World Index(3)             - 10.76%             - 21.68%             5.94%             82.56%              7.81%
  S&P 500 Index(4)                    - 6.72%             - 14.85%            14.47%            216.29%             15.47%

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(2) Inception date: June 30, 1993.

(3) The Morgan Stanley Capital International (MSCI) All Country (AC) World Index is an unmanaged market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries.

(4) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

RS GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD-ASSET COMPANIES

[PHOTO OF ANDY PILARA]
ANDY PILARA
Portfolio Manager
For bio, see page 6

RS GLOBAL NATURAL RESOURCES FUND

INVESTMENT STYLE

     LARGE-CAP          MID-CAP        SMALL-CAP
                         BLEND


FUND PHILOSOPHY THE RS GLOBAL NATURAL RESOURCES FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION BY INVESTING IN COMPANIES PRINCIPALLY ENGAGED IN THE DISCOVERY, DEVELOPMENT, PRODUCTION, OR DISTRIBUTION OF NATURAL RESOURCES; THE DEVELOPMENT OF TECHNOLOGIES FOR THE PRODUCTION OR EFFICIENT USE OF NATURAL RESOURCES; OR THE FURNISHING OF RELATED SUPPLIES OR SERVICES.

FUND UPDATE Driven by investments in natural gas, real estate, and food, the Fund returned 8.18% for the first six months of 2001, outperforming both the Lipper Natural Resources Index(3), which was down 7.73%, and the S&P 500 Index(4), which declined 6.72%. During the second quarter, the Fund gained 6.60% compared with a loss of 2.95% for the Lipper Natural Resources Index and a gain of 5.83% for the S&P 500 Index.

In the wake of the Nasdaq's fall, investors have once again begun to pay attention to diversification. Natural resources stocks are a great leveler for portfolios that have a heavy stake in technology, as many still do. Market watchers know that natural resources stocks are negatively covariant to technology stocks -- that is, when tech stocks go up, natural resources stocks go down, and vice versa. Therefore, such stocks can help balance a portfolio and insulate investors from some of the twists and turns we've been seeing of late. We believe that holding commodity stocks is also a successful strategy when the economy emerges from a recessionary environment, as we believe it will by early next year.

COMMODITY CAPACITY IS LOW Right now, capacity for such commodities as aluminum, nickel, copper, and zinc is low. There aren't many aluminum smelters on the drawing board at the moment, for example, and it takes three or four years to get one up and running. At the same time, global demand for commodities is off, and we're seeing unusually low inventories. Since demand will rebound sooner or later, we have been investing in commodities companies with good fundamentals, like Falconbridge Limited (3.51%), that we expect to benefit from the inevitable recovery in industrial demand.

A SHIFT IN ENERGY Energy investments power our Fund, but during the first half of 2001, we cut back our exposure from two-thirds to about one-half and also reduced our natural gas holdings. Although they provided us with positive returns. We have not abandoned these companies, retaining an interest in a number of Canadian businesses whose valuations have held up during the downturn. Rather, we have shifted our emphasis to coal, now a much less expensive option for electrical generation. There has already been a tremendous uptick in the price of coal, which has more than doubled since February. We expect cash flows for coal companies to increase significantly over the next few years as they enter into long-term contracts. Massey Energy Company (3.30%) is one of the companies we have added. It's a well-managed business that gets premium prices for its coal from the steel industry, and we expect EBITDA (earnings before interest, taxes, depreciation, and amortization) to double next year. Another newcomer to the portfolio is Westmoreland Coal Company (1.71%), which recently acquired the coal operations of Montana Power Company and also has a great management team and compelling EBITDA.

THE COMING MONTHS The stock market, as we have all been reminded of late, is cyclical and volatile.

44  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (Year-to-Date Through 6/30/01)

   Fresh Del Monte Produce Inc.                            $1,759,835
   Vermilion Resources Ltd.                                  $398,929
   Duke Energy Corporation                                   $330,280
   MAXXAM Inc.                                               $285,321
   Benson Petroleum Ltd.                                     $221,116
   Murphy Oil Corporation                                    $200,672
   Richland Petroleum Corporation                            $187,653
   Questar Corporation                                       $163,289
   Dundee Realty Corporation                                 $136,233
   Elk Point Resources, Inc.                                 $126,520

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (Year-to-Date Through 6/30/01)

   BJ Services Company                                     ($437,551)
   St. Mary Land & Exploration Company                     ($323,011)
   PYR Energy Corporation                                  ($317,500)
   Massey Energy Company                                   ($310,130)
   Teck Corporation, Class B                               ($234,429)
   Canadian Natural Resources Ltd.                         ($223,094)
   Precision Drilling Corporation                          ($192,491)
   Mitchell Energy & Development Corp.                     ($155,695)
   Falconbridge Limited                                    ($141,309)
   Anderson Exploration Ltd.                               ($131,971)

When stocks go down, fear creeps in and people become bearish. That is the time when those of us who are contrarian by nature become more bullish and look for companies whose valuations have been beaten down. Thank you for your continued support.

/s/ Andrew P. Pilara

Andrew P. Pilara, Jr.
Portfolio Manager

Investing in a particular sector can involve greater market fluctuation. International investing can involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the Fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

                                                       www.RSinvestments.com  45

RS GLOBAL NATURAL RESOURCES FUND

ASSETS UNDER MANAGEMENT: $35.1 million

SECTOR ALLOCATION

Consumer Staples      8.5%
Energy               42.1%
Energy Services      20.6%
Industrials          20.6%
Real Estate           8.0%
Other                 0.2%
Cash                  0.0%

DATA AS OF JUNE 30, 2001

TOP TEN HOLDINGS(1)

  Fresh Del Monte Produce Inc.             8.48%
  Canadian Natural Resources Ltd.          4.89%
  Enbridge Inc.                            4.68%
  Oiltec Resources Ltd.                    4.39%
  Talisman Energy Inc.                     4.34%
  Allegheny Energy, Inc.                   4.13%
  PYR Energy Corporation                   4.05%
  Dundee Realty Corporation                4.02%
  Brookfield Properties Corporation        3.94%
  Canfor Corporation                       3.67%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 11/15/95)

                        NR %              LIPPER                 NR                 LIPPER NR
DATE                CUMULATIVE       NATURAL RESOURCES          10K                    10K
11/15/1995             0.00%               0.00%               $10,000               $10,000
     12/95             1.20%               8.24%               $10,120               $10,824
      3/96            18.60%              17.06%               $11,860               $11,706
      6/96            23.30%              22.45%               $12,330               $12,245
      9/96            31.40%              27.05%               $13,140               $12,705
     12/96            42.90%              39.49%               $14,290               $13,949
      3/97            33.40%              34.14%               $13,340               $13,414
      6/97            37.20%              47.93%               $13,720               $14,793
      9/97            47.70%              72.74%               $14,770               $17,274
     12/97            18.40%              60.05%               $11,840               $16,005
      3/98            24.59%              66.10%               $12,459               $16,610
      6/98            11.10%              55.28%               $11,110               $15,528
      9/98           -13.86%              30.11%                $8,614               $13,011
     12/98           -22.39%              23.05%                $7,761               $12,305
      3/99           -18.75%              34.34%                $8,125               $13,434
      6/99             4.03%              59.52%               $10,403               $15,952
      9/99             5.28%              61.14%               $10,528               $16,114
     12/99            -5.02%              64.30%                $9,498               $16,430
      3/00            -1.58%              83.69%                $9,842               $18,369
      6/00             7.36%              90.72%               $10,736               $19,072
      9/00            15.89%             104.38%               $11,589               $20,438
     12/00            19.53%             112.32%               $11,953               $21,232
      3/01            21.30%             101.85%               $12,130               $20,185
      6/01            29.31%              95.90%               $12,931               $19,590

PERFORMANCE UPDATE

                                                                                                  TOTAL           AVERAGE ANNUAL
                                          YEAR-TO-              1-YEAR    5-YEAR AVERAGE       RETURN SINCE        RETURN SINCE
                                      DATE RETURN         TOTAL RETURN     ANNUAL RETURN       INCEPTION(2)        INCEPTION(2)
  RS Global Natural Resources Fund          8.18%               20.45%             0.96%             29.31%               4.68%
  Lipper Natural Resources Index(3)       - 7.73%                2.72%             9.85%             95.90%              12.69%
  S&P 500 Index(4)                        - 6.72%             - 14.85%            14.47%            124.87%              15.49%

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(2) Inception date: November 15, 1995.

(3) The Lipper Natural Resources Index is an equally weighted index of the largest mutual funds in the Lipper Natural Resources investment objective, adjusted for the reinvestment of capital gains distributions and income dividends.

(4) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

RS PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY

[PHOTO OF ANDY PILARA]
ANDY PILARA
Portfolio Manager
For bio, see page 6

RS PARTNERS FUND

INVESTMENT STYLE

VALUE         SMALL-CAP

FUND PHILOSOPHY THE RS PARTNERS FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES -- PRIMARILY OF COMPANIES WITH MARKET CAPITALIZATIONS OF UP TO $1.5 BILLION -- USING A VALUE METHODOLOGY COMBINING GRAHAM & DODD BALANCE SHEET ANALYSIS WITH CASH FLOW ANALYSIS.

FUND UPDATE Through June, the Fund gained 21.37% compared with its benchmark, the Russell 2000(R) Value Index(3), whicH increased 12.72%, and the S&P 500 Index(4), which was down 6.72%. During the second quarter, the Fund returned 13.64%, outperforming both the benchmark, which was up 11.64%, and the S&P 500 Index, which rose 5.83%.

SMALL-CAP VALUATIONS REMAIN ATTRACTIVE As of midyear, volatility continued unabated, and technology stocks staged something of a rally during the second quarter. Nonetheless, we continue to take a long-term perspective and not focus on quarterly performance. That said, we remain quite positive about small-cap value stocks for the longer term. The reason for our optimism can be summed up in one word: valuation. If you look at price-to-earnings (not our primary frame of reference but an important one for the market), the valuations of small-cap stocks have seldom, if ever, been as low as they are now. On the flip side, the P/Es of many larger-cap stocks are still well above their historical mean. As we move away from a momentum market, valuation matters once again -- as it should -- and there are some great bargains in the small-cap universe for value investors.

THE PROMISE OF FRESH FRUIT Looking at the Fund's holdings, we believe they say something about the state of the market. Over the past year, what is in our kitchens and refrigerators outperformed what is in computers or on the Internet. For some time now, we have been increasing our position in the fresh food sector, particularly with Fresh Del Monte Produce Inc. (4.74%) and Dole Food Company, Inc. (3.96%). Our bottom-up, analytical approach continues to uncover these kinds of companies, which have a number of competitive advantages -- not the least of which is that people are going to buy apples and bananas regardless of where the economy is going. Fresh Del Monte, for example, has a strong management team, excellent return on capital (our primary yardstick), and the stock was comparatively inexpensive. During the second quarter, we added Fyffes plc (3.47%), the largest fresh fruit distributor in Europe, to our portfolio. Fyffes has a terrific business model and, when we bought the stock, the company had more cash than debt on its balance sheet -- a good example of value investing.

THE RESURGENCE OF COAL We were very early to invest in natural gas companies and we had an excellent run. Now, natural gas stocks have become volatile on the downside because of increased supply and lower demand resulting from the recessionary environment. We still have a presence in natural gas, particularly among Canadian companies, but we have shifted our emphasis to coal, now a much less expensive option for electrical generation. There has already been a tremendous uptick in the price of coal, which has more than doubled since February. We expect cash flows for coal companies to increase significantly over the next few years as they enter into long-term contracts.

THE NEXT SIX MONTHS Overall, we believe that we are past the low point of the stock market. The valuation discount we see in small-caps vs. large-caps is creating great opportunities for value investing. The discount has shrunk somewhat

48  CALL 1-800-766-FUND

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (Year-to-Date Through 6/30/01)

   Fresh Del Monte Produce Inc.                     $2,802,370
   MAXXAM Inc.                                      $1,745,771
   Dole Food Company, Inc.                            $769,153
   Alliance Energy, Inc.                              $709,505
   Fyffes plc                                         $642,555
   The 3DO Company                                    $566,310
   Intertape Polymer Group, Inc.                      $553,273
   Duke Energy Corporation                            $491,838
   The Men's Wearhouse, Inc.                          $462,602
   NQL Drilling Tools, Inc.                           $413,658

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (Year-to-Date Through 6/30/01)


   Massey Energy Company                            ($629,088)
   Allied Riser Communications Corporation          ($581,493)
   Williams Communications Group, Inc.              ($524,730)
   WorldPort Communications, Inc.                   ($495,788)
   Stamps.com Inc.                                  ($424,082)
   General Motors Corporation, Class H              ($360,424)
   Westmoreland Coal Company                        ($334,207)
   PYR Energy Corporation                           ($275,528)
   Hollinger Canadian Newspapers, Limited           ($259,054)
   UnitedGlobalCom, Inc.                            ($232,931)

because of the recent positive performance of small-caps, but we think there's still a long way to go -- we're only in the middle innings right now. In addition, the more agile small-caps historically outperform large-caps as we emerge from downturns. Thus, if investors take the contrarian view, they may become more bullish as stocks get cheaper. For us, that's the key to successful value investing.

Thank you for your continued support.

/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.
Portfolio Manager

International investing can involve greater currency fluctuations and less political and economic stability. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. Options and futures may not be perfectly correlated to the underlying index or security.

                                                       www.RSinvestments.com  49

RS PARTNERS FUND

ASSETS UNDER MANAGEMENT: $109.0 million

SECTOR ALLOCATION

Consumer Staples           24.7%
Energy                     17.5%
Energy Services             9.1%
Financials                  0.5%
Industrials                17.2%
Real Estate                 6.0%
Technology                  7.5%
Cash                       17.5%

DATA AS OF JUNE 30, 2001

TOP TEN HOLDINGS(1)

  Fresh Del Monte Produce Inc.             4.74%
  GATX Corporation                         4.23%
  The Men's Wearhouse, Inc.                4.05%
  Dole Food Company, Inc.                  3.96%
  Teck Corporation                         3.96%
  Fox Entertainment Group, Inc.            3.84%
  MAXXAM Inc.                              3.48%
  Fyffes plc                               3.47%
  Talisman Energy Inc.                     3.39%
  Exelon Corporation                       3.24%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
(if invested on 7/12/95)

                      PF %         S&P 500 DIV. %     RUSSELL 2000             PF              S&P 500 DIV.         RUSSELL 2000
DATE               CUMULATIVE        CUMULATIVE        VALUE DIV %            10K                  10K             VALUE DIV. 10K
7/12/1995             0.00%             0.00%             0.00%             $10,000              $10,000              $10,000
     9/95             1.90%             4.88%             5.32%             $10,190              $10,488              $10,532
    12/95             3.90%            11.16%             8.39%             $10,390              $11,116              $10,839
     3/96            23.00%            17.15%            13.14%             $12,300              $11,715              $11,314
     6/96            36.40%            22.33%            17.77%             $13,640              $12,233              $11,777
     9/96            40.70%            26.16%            19.52%             $14,070              $12,616              $11,952
    12/96            48.73%            36.72%            31.55%             $14,873              $13,672              $13,155
     3/97            49.75%            40.37%            31.22%             $14,975              $14,037              $13,122
     6/97            61.77%            64.79%            51.03%             $16,177              $16,479              $15,103
     9/97            81.73%            77.16%            70.49%             $18,173              $17,716              $17,049
    12/97            75.61%            82.31%            73.36%             $17,561              $18,231              $17,336
     3/98            89.99%           107.72%            87.84%             $18,999              $20,772              $18,784
     6/98            71.46%           114.45%            81.05%             $17,146              $21,445              $18,105
     9/98            31.67%            93.17%            48.69%             $13,167              $19,317              $14,869
    12/98            27.79%           134.39%            62.18%             $12,779              $23,439              $16,218
     3/99            23.91%           145.98%            46.46%             $12,391              $24,598              $14,646
     6/99            38.32%           163.27%            70.70%             $13,832              $26,327              $17,070
     9/99            32.34%           146.81%            57.35%             $13,234              $24,681              $15,735
    12/99            32.56%           183.68%            59.76%             $13,256              $28,368              $15,976
     3/00            37.32%           190.06%            65.87%             $13,732              $29,006              $16,587
     6/00            44.86%           182.34%            69.11%             $14,486              $28,234              $16,911
     9/00            71.13%           179.59%            81.52%             $17,113              $27,959              $18,152
    12/00            74.23%           157.72%            96.23%             $17,423              $25,772              $19,623
     3/01            86.09%           127.17%            98.14%             $18,609              $22,717              $19,814
     6/01           111.47%           140.41%           121.19%             $21,147              $24,041              $22,119

PERFORMANCE UPDATE

                                                                                                  TOTAL     AVERAGE ANNUAL
                                      YEAR-TO-              1-YEAR    5-YEAR AVERAGE       RETURN SINCE       RETURN SINCE
                                   DATE RETURN        TOTAL RETURN     ANNUAL RETURN       INCEPTION(2)       INCEPTION(2)
  RS Partners Fund                      21.37%              45.98%             9.17%            111.47%             13.37%
  Russell 2000 Value Index(3)           12.72%              30.80%            13.43%            121.19%             14.22%
  S&P 500 Index(4)                     - 6.72%            - 14.85%            14.47%            140.41%             15.82%

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

(2) Inception date: July 12, 1995.

(3) The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(4) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

FINANCIAL INFORMATION
PERIOD ENDED JUNE 30, 2001

SCHEDULE OF INVESTMENTS -- AGGRESSIVE GROWTH FUND

JUNE 30, 2001 (UNAUDITED)                               SHARES                              VALUE
COMMON STOCKS -- 93.2%
ADVERTISING AGENCIES -- 1.9%
-------------------------------------------------------------------------------------------------
Lamar Advertising Company                               68,700                         $3,022,800
-------------------------------------------------------------------------------------------------
                                                                                        3,022,800
AEROSPACE -- 1.2%
Embraer -- Empresa Brasileira
  de Aeronautica S.A., ADR(1,3)                         49,100                          1,917,355
-------------------------------------------------------------------------------------------------
                                                                                        1,917,355
-------------------------------------------------------------------------------------------------
BANKS -- 2.9%
Northern Trust Corporation(1)                           35,700                          2,231,250
Wilmington Trust Corporation(1)                         37,700                          2,361,905
-------------------------------------------------------------------------------------------------
                                                                                        4,593,155
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 1.0%
Abgenix, Inc.                                           34,800                          1,566,000
-------------------------------------------------------------------------------------------------
                                                                                        1,566,000
-------------------------------------------------------------------------------------------------
CABLE TELEVISION SERVICES -- 2.6%
AT&T Corporation-Liberty Media Group, Class A           96,900                          1,694,781
EchoStar Communications Corporation, Class A            73,300                          2,376,386
-------------------------------------------------------------------------------------------------
                                                                                        4,071,167
-------------------------------------------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 2.9%
-------------------------------------------------------------------------------------------------
AOL Time Warner Inc.                                    86,700                          4,595,100
-------------------------------------------------------------------------------------------------
                                                                                        4,595,100
-------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 8.2%
Brocade Communications Systems, Inc.                    18,200                            800,618
Comverse Technology, Inc.                               23,900                          1,364,690
DMC Stratex Networks, Inc.                             133,300                          1,333,000
Metromedia Fiber Network, Inc., Class A                270,500                            551,820
Nuance Communications, Inc.                            148,600                          2,677,772
ONI Systems Corporation                                 67,000                          1,869,300
QUALCOMM, Inc.                                          25,500                          1,491,240
Sonus Networks, Inc.                                    32,600                            761,536
Stanford Microdevices, Inc.                             74,900                          1,265,810
TIBCO Software, Inc.                                    52,000                            664,040
-------------------------------------------------------------------------------------------------
                                                                                       12,779,826
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 14.1%
Agile Software Corporation                              69,700                          1,184,900
Alliance Data Systems Corporation                        2,600                             39,000
BEA Systems, Inc.                                       55,300                          1,698,263
Citrix Systems, Inc.                                   146,200                          5,102,380
Computer Associates International, Inc.(1)              38,900                          1,400,400
i2 Technologies, Inc.                                   69,300                          1,372,140
Macrovision Corporation                                 16,300                          1,116,550
Microsoft Corporation                                   39,200                          2,861,600
Openwave Systems, Inc.                                  40,400                          1,401,880
PeopleSoft, Inc.                                        52,000                          2,559,960
Quest Software, Inc.                                    44,000                          1,661,000
Siebel Systems, Inc.                                    34,800                          1,632,120
-------------------------------------------------------------------------------------------------
                                                                                       22,030,193
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 1.4%
EMC Corporation                                         40,800                          1,185,240
NVIDIA Corporation                                      11,300                          1,048,075
-------------------------------------------------------------------------------------------------
                                                                                        2,233,315
-------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 1.1%
CNET Networks, Inc.                                    130,500                         $1,696,500
-------------------------------------------------------------------------------------------------
                                                                                        1,696,500
-------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.4%
Oakley, Inc.                                           114,400                          2,116,400
-------------------------------------------------------------------------------------------------
                                                                                        2,116,400
-------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 2.5%
Andrx Group                                              9,700                            746,900
Barr Laboratories, Inc.                                  1,950                            137,299
Medicis Pharmaceutical Corporation, Class A             16,100                            853,300
Teva Pharmaceutical Industries, Ltd., ADR(1,3)          33,700                          2,099,510
-------------------------------------------------------------------------------------------------
                                                                                        3,837,009
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
Sanmina Corporation                                     34,700                            812,327
Semtech Corporation                                     44,200                          1,326,000
-------------------------------------------------------------------------------------------------
                                                                                        2,138,327
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 1.0%
Intersil Corporation, Class A                            9,800                            356,720
Marvell Technology Group, Ltd.                          26,500                            712,850
Multilink Technology Corporation                        10,100                            144,430
Vitesse Semiconductor Corporation                       13,300                            279,832
-------------------------------------------------------------------------------------------------
                                                                                        1,493,832
-------------------------------------------------------------------------------------------------
ELECTRONICS-- TECHNOLOGY -- 1.0%
Flextronics International, Ltd.                         62,600                          1,634,486
-------------------------------------------------------------------------------------------------
                                                                                        1,634,486
-------------------------------------------------------------------------------------------------
ENERGY-- EQUIPMENT -- 0.0%
Global Power Equipment Group, Inc.                         650                             19,045
-------------------------------------------------------------------------------------------------
                                                                                           19,045
-------------------------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS -- 1.0%
Calpine Corporation                                     39,500                          1,493,100
-------------------------------------------------------------------------------------------------
                                                                                        1,493,100
-------------------------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS -- 1.8%
MBNA Corporation(1)                                     86,050                          2,835,348
-------------------------------------------------------------------------------------------------
                                                                                        2,835,348
-------------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES -- 1.8%
NextCard, Inc.                                         248,100                          2,741,505
-------------------------------------------------------------------------------------------------
                                                                                        2,741,505
-------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE -- 1.2%
Express Scripts, Inc.                                   32,400                          1,782,972
Unilab Corporation                                         750                             18,900
-------------------------------------------------------------------------------------------------
                                                                                        1,801,872
-------------------------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 3.2%
Health Management Associates, Inc., Class A             67,000                          1,409,680
HEALTHSOUTH Corporation                                 48,500                            774,545
Quest Diagnostics, Inc.                                 13,600                          1,017,960
Tenet Healthcare Corporation                            32,500                          1,676,675
United Surgical Partners International, Inc.             3,700                             88,800
-------------------------------------------------------------------------------------------------
                                                                                        4,967,660
-------------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 0.9%
Caremark Rx, Inc.                                       81,400                          1,339,030
-------------------------------------------------------------------------------------------------
                                                                                        1,339,030
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

52  CALL 1-800-766-FUND

JUNE 30, 2001 (UNAUDITED)                               SHARES                              VALUE
HOTEL/MOTEL -- 2.2%
Four Seasons Hotels Inc.(1)                             63,500                         $3,514,725
-------------------------------------------------------------------------------------------------
                                                                                        3,514,725
-------------------------------------------------------------------------------------------------
INSURANCE -- LIFE -- 0.8%
Conseco, Inc.(1)                                        96,000                          1,310,400
-------------------------------------------------------------------------------------------------
                                                                                        1,310,400
-------------------------------------------------------------------------------------------------
INSURANCE -- PROPERTY & CASUAL -- 0.0%
Odyssey Re Holdings Corporation                          4,100                             74,087
-------------------------------------------------------------------------------------------------
                                                                                           74,087
-------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 1.1%
Waddell & Reed Financial, Inc., Class A(1)              52,800                          1,676,400
-------------------------------------------------------------------------------------------------
                                                                                        1,676,400
-------------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 2.0%
Cytyc Corporation                                      133,200                          3,070,260
-------------------------------------------------------------------------------------------------
                                                                                        3,070,260
-------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 5.7%
Cox Radio, Inc., Class A                                54,300                          1,512,255
Entercom Communications Corporation                     33,500                          1,795,935
Hispanic Broadcasting Corporation                      120,300                          3,451,407
Univision Communications, Inc., Class A                 51,200                          2,190,336
-------------------------------------------------------------------------------------------------
                                                                                        8,949,933
-------------------------------------------------------------------------------------------------
RETAIL -- 4.7%
Abercrombie & Fitch Co.                                 42,500                          1,891,250
Amazon.com, Inc.                                       103,600                          1,465,940
Bed Bath & Beyond Inc.                                  76,000                          2,371,200
Ticketmaster, Class B                                  105,500                          1,561,400
-------------------------------------------------------------------------------------------------
                                                                                        7,289,790
-------------------------------------------------------------------------------------------------
SECURITIES BROKERS & SERVICES -- 0.5%
Instinet Group, Inc.                                     4,300                             80,152
Knight Trading Group, Inc.                              68,600                            733,334
-------------------------------------------------------------------------------------------------
                                                                                          813,486
-------------------------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 9.4%
eBay Inc.                                              111,100                          7,609,239
Expedia, Inc., Class A                                  21,600                          1,006,560
GoTo.com, Inc.                                         116,300                          2,262,035
Professional Detailing, Inc.                            39,900                          3,670,800
Watson Wyatt & Company Holdings                         4,700                             109,886
-------------------------------------------------------------------------------------------------
                                                                                       14,658,520
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.7%
American Tower Corporation, Class A                     41,700                            861,939
Crown Castle International Corporation                  67,000                          1,098,800
Powerwave Technologies, Inc.                           104,000                          1,508,000
Research In Motion Limited                              21,800                            703,050
-------------------------------------------------------------------------------------------------
                                                                                        4,171,789
-------------------------------------------------------------------------------------------------
TEXTILE -- APPAREL MANUFACTURERS -- 0.0%
Galyan's Trading Company                                 1,050                             21,420
-------------------------------------------------------------------------------------------------
                                                                                           21,420
-------------------------------------------------------------------------------------------------
UTILITIES -- CABLE TV & RADIO -- 0.7%
UnitedGlobalCom, Inc., Class A                         129,600                          1,121,040
-------------------------------------------------------------------------------------------------
                                                                                        1,121,040
-------------------------------------------------------------------------------------------------
UTILITIES -- GAS PIPELINES -- 2.6%
Dynegy Inc., Class A(1)                                 87,300                         $4,059,450
                                                                                        4,059,450
UTILITIES-- TELECOMMUNICATIONS-- 6.3%
Intrado Inc.                                            30,400                            521,968
Nextel Communications, Inc., Class A                   179,300                          3,137,750
Sprint Corporation (PCS Group)                         103,900                          2,509,185
Time Warner Telecom, Inc., Class A                      39,100                          1,310,632
Triton PCS Holdings, Inc., Class A                      46,750                          1,916,750
XO Communications, Inc., Class A                       215,500                            413,760
                                                                                        9,810,045
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $157,573,566)                                               145,464,370
-------------------------------------------------------------------------------------------------
                                                                                            VALUE
SHORT-TERM INVESTMENTS -- 22.8%
Short-Term Investments Held as Collateral
for Loaned Securities(8)                                                               25,066,200
Temporary Investment Cash Fund                                                          5,205,557
Temporary Investment Fund                                                               5,205,556
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $35,477,313)                                        35,477,313
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 116.0% (Cost $193,050,879)                                       180,941,683
-------------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (16.1%)                                  (25,066,200)
-------------------------------------------------------------------------------------------------
OTHER ASSETS, NET -- 0.1%                                                                 177,604
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                           $156,053,087
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

                                                      www. RSinvestments.com  53

SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND

JUNE 30, 2001(UNAUDITED)                                SHARES                              VALUE
COMMON STOCKS -- 97.2%
AEROSPACE -- 1.4%
Alliant Techsystems, Inc.                              115,000                        $10,338,500
-------------------------------------------------------------------------------------------------
                                                                                       10,338,500
-------------------------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.1%
United Shipping and Technology, Inc.                   970,000                            562,600
-------------------------------------------------------------------------------------------------
                                                                                          562,600
-------------------------------------------------------------------------------------------------
AUTO PARTS -- ORIGINAL EQUIPMENT -- 0.5%
ArvinMeritor, Inc.(1)                                  215,000                          3,599,100
-------------------------------------------------------------------------------------------------
                                                                                        3,599,100
-------------------------------------------------------------------------------------------------
AUTOMOBILES -- 1.3%
Monaco Coach Corporation                               287,500                          9,545,000
-------------------------------------------------------------------------------------------------
                                                                                        9,545,000
-------------------------------------------------------------------------------------------------
BANKS -- 0.7%
Wilmington Trust Corporation(1)                         85,000                          5,325,250
-------------------------------------------------------------------------------------------------
                                                                                        5,325,250
-------------------------------------------------------------------------------------------------
BEVERAGE -- DISTILLERS -- 0.2%
Todhunter International, Inc.                          196,800                          1,544,880
-------------------------------------------------------------------------------------------------
                                                                                        1,544,880
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 7.2%
Applera Corporation-Celera
  Genomics Group                                       150,000                          5,949,000
Arena Pharmaceuticals, Inc.                            278,550                          8,492,990
ArQule, Inc.                                           275,000                          5,956,500
Harvard Bioscience, Inc.                               200,000                          2,206,000
Insmed Incorporated                                  1,100,000                          9,889,000
Orchid Biosciences, Inc.                             1,105,000                          8,453,250
Regeneration Technologies, Inc.                      1,225,000                         10,780,000
-------------------------------------------------------------------------------------------------
                                                                                       51,726,740
-------------------------------------------------------------------------------------------------
BUILDING -- ROOF & WALLBOARD -- 0.5%
Elcor Corporation(1)                                   165,000                          3,341,250
-------------------------------------------------------------------------------------------------
                                                                                        3,341,250
-------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 2.7%
Dal-Tile International, Inc.                           450,000                          8,347,500
Simpson Manufacturing Company, Inc.                    120,000                          7,260,000
Texas Industries, Inc.(1)                              118,700                          4,082,093
-------------------------------------------------------------------------------------------------
                                                                                       19,689,593
-------------------------------------------------------------------------------------------------
COMMERCIAL INFORMATION SERVICES -- 2.3%
Billserv, Inc.                                       3,118,900                          6,393,745
iManage, Inc.                                        2,755,700                         10,058,305
Startec Global Communications
  Corporation, Private Placement(4,5)                  275,000                             37,125
-------------------------------------------------------------------------------------------------
                                                                                       16,489,175
-------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 4.7%
At Home Corporation                                    420,000                            898,800
Ditech Communications Corporation                      775,000                          5,750,500
FiberNet Telecom Group, Inc.                           925,100                          1,045,363
Ixia                                                   200,000                          3,800,000
Latitude Communications, Inc.                        1,935,000                          3,870,000
Metromedia Fiber Network, Inc., Class A                175,000                            357,000
Nuance Communications, Inc.                            350,000                          6,307,000
Tellium, Inc.                                          293,500                          5,341,700
WebEx Communications, Inc.                             100,000                          2,666,000
Williams Communications Group, Inc.                    950,000                          2,802,500
WJ Communications, Inc.                                170,700                            793,755
-------------------------------------------------------------------------------------------------
                                                                                       33,632,618
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 9.4%
Adept Technology, Inc.                                 650,000                         $6,435,000
C-bridge Internet Solutions, Inc.                      725,600                          1,197,240
IONA Technologies PLC                                   34,400                          1,324,400
MatrixOne, Inc.                                        300,000                          6,957,000
Pinnacle Systems, Inc.                               1,225,000                          7,411,250
Retek Inc.                                             175,000                          8,389,500
Saba Software, Inc.                                     63,000                          1,033,830
SmartForce PLC                                         150,000                          5,284,500
Support.com, Inc.                                    1,003,300                          6,471,285
Verity, Inc.                                           280,000                          5,586,000
Viewpoint Corporation                                2,005,200                         17,044,200
-------------------------------------------------------------------------------------------------
                                                                                       67,134,205
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 3.7%
Auspex Systems, Inc.                                 1,845,000                         13,173,300
Intergraph Corporation                                 500,000                          7,700,000
McData Corporation                                     150,000                          2,632,500
M-Systems Flash Disk Pioneers, Ltd.                    400,000                          2,840,000
-------------------------------------------------------------------------------------------------
                                                                                       26,345,800
-------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 2.3%
dELiA*s Corp., Class A                                 876,400                          7,011,200
EarthLink, Inc.                                        650,000                          9,165,000
-------------------------------------------------------------------------------------------------
                                                                                       16,176,200
-------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.9%
Oakley, Inc.                                           345,000                          6,382,500
-------------------------------------------------------------------------------------------------
                                                                                        6,382,500
-------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 5.4%
Barr Laboratories, Inc.                                 75,000                          5,280,750
Bergen Brunswig Corporation, Class A(1)                250,000                          4,805,000
Esperion Therapeutics, Inc.                          1,400,000                         15,050,000
Novavax, Inc.                                          756,900                          8,325,900
XOMA Corporation                                       301,500                          5,143,590
-------------------------------------------------------------------------------------------------
                                                                                       38,605,240
-------------------------------------------------------------------------------------------------
EDUCATION SERVICES -- 2.0%
DigitalThink, Inc.                                     409,700                          2,876,094
SkillSoft Corporation                                  115,000                          3,938,750
Sylvan Learning Systems, Inc.                          300,000                          7,290,000
-------------------------------------------------------------------------------------------------
                                                                                       14,104,844
-------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS -- 0.4%
Power Integrations, Inc.                               200,000                          3,120,000
-------------------------------------------------------------------------------------------------
                                                                                        3,120,000
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 1.2%
Cirrus Logic, Inc.                                     150,000                          3,454,500
Conductus, Inc.                                        555,200                          2,864,832
Conductus, Inc., Private Placement(4,5)                550,000                          2,270,400
-------------------------------------------------------------------------------------------------
                                                                                        8,589,732
-------------------------------------------------------------------------------------------------
ELECTRONICS -- TECHNOLOGY -- 1.4%
3D Systems Corporation                                 300,000                          5,100,000
Metretek Technologies, Inc.                            318,500                            465,010
The Titan Corporation                                  200,000                          4,580,000
-------------------------------------------------------------------------------------------------
                                                                                       10,145,010
-------------------------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS -- 0.4%
Veritas DGC, Inc.                                      100,000                          2,775,000
-------------------------------------------------------------------------------------------------
                                                                                        2,775,000
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

54  CALL 1-800-766-FUND

JUNE 30, 2001 (UNAUDITED)                               SHARES                              VALUE
ENGINEERING & CONTRACTING SERVICES -- 0.7%
Jacobs Engineering Group, Inc.                          74,800                         $4,879,204
-------------------------------------------------------------------------------------------------
                                                                                        4,879,204
-------------------------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS -- 0.9%
Saxon Capital Acquisition Company, 144A(7)             650,000                          6,500,000
-------------------------------------------------------------------------------------------------
                                                                                        6,500,000
-------------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES -- 1.4%
NextCard, Inc.                                         505,100                          5,581,355
XCare.net, Inc.                                        310,500                          4,191,750
-------------------------------------------------------------------------------------------------
                                                                                        9,773,105
-------------------------------------------------------------------------------------------------
FUNERAL PARLORS & CEMETERY -- 0.4%
Service Corporation International                      450,000                          2,862,000
-------------------------------------------------------------------------------------------------
                                                                                        2,862,000
-------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE -- 0.5%
D&K Healthcare Resources, Inc.(1)                      103,300                          3,806,605
-------------------------------------------------------------------------------------------------
                                                                                        3,806,605
-------------------------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 2.1%
American Healthways, Inc.                               93,000                          3,582,360
Beverly Enterprises, Inc.                              470,000                          5,029,000
Renal Care Group, Inc.                                  81,900                          2,693,691
United Surgical Partners International, Inc.           142,400                          3,417,600
-------------------------------------------------------------------------------------------------
                                                                                       14,722,651
-------------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 3.0%
AmSurg Corporation, Class A                            250,000                          7,387,500
Caremark Rx, Inc.                                      850,000                         13,982,500
-------------------------------------------------------------------------------------------------
                                                                                       21,370,000
-------------------------------------------------------------------------------------------------
LEISURE TIME -- 1.0%
Penn National Gaming, Inc.                             273,600                          6,949,440
-------------------------------------------------------------------------------------------------
                                                                                        6,949,440
-------------------------------------------------------------------------------------------------
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 4.1%
Boots & Coots International Well
  Control, Inc.                                      2,182,601                          1,396,865
Boots & Coots International Well
  Control, Inc.(4,5)                                   491,097                            220,011
Horizon Offshore, Inc.                                 430,000                          5,805,000
Key Energy Services, Inc.                              625,000                          6,775,000
National-Oilwell, Inc.                                 100,000                          2,680,000
Newpark Resources, Inc.                                600,000                          6,660,000
Patterson-UTI Energy, Inc.                              90,000                          1,608,300
Superior Energy Services, Inc.                         564,700                          4,461,130
-------------------------------------------------------------------------------------------------
                                                                                       29,606,306
-------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 0.7%
Clayton Homes, Inc.(1)                                 300,000                          4,716,000
-------------------------------------------------------------------------------------------------
                                                                                        4,716,000
-------------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.6%
Aradigm Corporation                                  1,400,000                          9,800,000
BriteSmile, Inc.                                       830,000                          8,723,300
Endocardial Solutions, Inc.                            380,000                          2,185,000
Techne Corporation                                     150,000                          4,875,000
-------------------------------------------------------------------------------------------------
                                                                                       25,583,300
-------------------------------------------------------------------------------------------------
METAL FABRICATING -- 0.7%
Maverick Tube Corporation                              300,000                          5,085,000
-------------------------------------------------------------------------------------------------
                                                                                        5,085,000
-------------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES -- 0.7%
Foster Wheeler, Ltd.(1)                                300,000                         $2,715,000
Walter Industries, Inc.(1)                             200,000                          2,380,000
-------------------------------------------------------------------------------------------------
                                                                                        5,095,000
-------------------------------------------------------------------------------------------------
OIL -- CRUDE PRODUCERS -- 0.8%
Chesapeake Energy Corporation                          400,000                          2,720,000
XTO Energy, Inc.(1)                                    230,000                          3,300,500
-------------------------------------------------------------------------------------------------
                                                                                        6,020,500
-------------------------------------------------------------------------------------------------
OIL -- INTEGRATED DOMESTIC -- 0.5%
Core Laboratories, N.V.                                200,000                          3,750,000
-------------------------------------------------------------------------------------------------
                                                                                        3,750,000
-------------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.1%
Genus, Inc.                                            200,000                            960,000
-------------------------------------------------------------------------------------------------
                                                                                          960,000
-------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 0.5%
Valuevision International, Inc., Class A               150,000                          3,262,500
-------------------------------------------------------------------------------------------------
                                                                                        3,262,500
-------------------------------------------------------------------------------------------------
RAILROADS -- 0.7%
RailAmerica, Inc.                                      455,000                          5,196,100
-------------------------------------------------------------------------------------------------
                                                                                        5,196,100
-------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
CBL & Associates Properties, Inc.(1)                    67,800                          2,080,782
-------------------------------------------------------------------------------------------------
                                                                                        2,080,782
-------------------------------------------------------------------------------------------------
RECREATIONAL VEHICLES & BOATS -- 0.8%
Fleetwood Enterprises, Inc.(1)                          31,300                            440,704
Winnebago Industries, Inc.(1)                          175,000                          5,381,250
-------------------------------------------------------------------------------------------------
                                                                                        5,821,954
-------------------------------------------------------------------------------------------------
RENT & LEASING SERVICES -- CONSUMER -- 0.8%
Rent-A-Center, Inc.                                    115,000                          6,049,000
-------------------------------------------------------------------------------------------------
                                                                                        6,049,000
-------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.1%
Steakhouse Partners, Inc.                              582,800                            576,972
-------------------------------------------------------------------------------------------------
                                                                                          576,972
-------------------------------------------------------------------------------------------------
RETAIL -- 7.6%
Freemarkets, Inc.                                      490,500                          9,810,000
J. Jill Group, Inc.                                    375,000                          7,593,750
Priceline.com, Inc.                                    500,000                          4,525,000
Stamps.com Inc.                                      2,850,000                         10,687,500
The Men's Wearhouse, Inc.                              225,000                          6,210,000
Too, Inc.                                              300,000                          8,220,000
United Natural Foods, Inc.                             340,000                          7,123,000
-------------------------------------------------------------------------------------------------
                                                                                       54,169,250
-------------------------------------------------------------------------------------------------
SAVINGS & LOAN -- 2.7%
Astoria Financial Corporation(1)                        75,000                          4,125,000
BankUnited Financial Corporation, Class A              209,700                          2,946,285
Dime Bancorp, Inc.(1)                                  150,000                          5,587,500
Webster Financial Corporation(1)                       200,000                          6,556,000
-------------------------------------------------------------------------------------------------
                                                                                       19,214,785
-------------------------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 4.6%
4Kids Entertainment, Inc.                              250,000                          4,787,500
Cheap Tickets, Inc.                                    215,000                          3,246,500
Coinstar, Inc.                                         650,000                         14,462,500
Professional Detailing, Inc.                            40,000                          3,680,000
TeleTech Holdings, Inc.                                760,000                          6,832,400
-------------------------------------------------------------------------------------------------
                                                                                       33,008,900
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

                                                      www. RSinvestments.com  55

JUNE 30, 2001(UNAUDITED)                                SHARES                              VALUE
SHIPPING -- 0.4%
Nordic American Tanker Shipping, Ltd.(1)               175,000                         $3,006,500
-------------------------------------------------------------------------------------------------
                                                                                        3,006,500
-------------------------------------------------------------------------------------------------
STEEL -- 2.5%
AK Steel Holding Corporation(1)                        400,000                          5,016,000
Oregon Steel Mills, Inc.(1)                            950,000                          8,075,000
USX-U.S. Steel Group(1)                                250,000                          5,037,500
-------------------------------------------------------------------------------------------------
                                                                                       18,128,500
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
Metawave Communications Corporation                    548,300                          2,845,677
-------------------------------------------------------------------------------------------------
                                                                                        2,845,677
-------------------------------------------------------------------------------------------------
TRUCKERS -- 2.5%
Knight Transportation, Inc.                            167,500                          3,442,125
Landstar System, Inc.                                  100,000                          6,802,000
Werner Enterprises, Inc.(1)                            325,000                          7,881,250
-------------------------------------------------------------------------------------------------
                                                                                       18,125,375
-------------------------------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 3.4%
Allegiance Telecom, Inc.                                75,000                          1,124,250
Global Crossing, Ltd                                   150,000                          1,296,000
Intrado Inc., Private Placement(4,5)                   632,111                         10,310,678
Level 3 Communications, Inc.                           150,000                            823,500
McLeodUSA Incorporated, Class A                        100,000                            459,000
Motient Corporation                                  5,250,000                          5,617,500
Mpower Communications Corporation                    1,381,400                          1,505,726
Primus Telecommunications Group, Incorporated        3,850,000                          3,157,000
-------------------------------------------------------------------------------------------------
                                                                                       24,293,654
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $715,742,510)                                               696,632,297
-------------------------------------------------------------------------------------------------

                                                        SHARES                              VALUE
CONVERTIBLE PREFERRED STOCKS -- 0.2%
AIR TRANSPORTATION -- 0.2%
United Shipping and Technology, Inc.,
  Series D(1,4,5)                                      250,000                          1,160,000
-------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,000,000)                                    1,160,000
-------------------------------------------------------------------------------------------------

                                                           PAR                              VALUE
CORPORATE BONDS -- 0.2%
COMMUNICATIONS TECHNOLOGY -- 0.1%
MGC Communications, Inc., 13.00%,
  Due 04/01/10(1)                                   $1,500,000                            397,500
-------------------------------------------------------------------------------------------------
                                                                                          397,500
-------------------------------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 0.1%
Level 3 Communications Inc.,
  9.125%, Due 05/01/08(1)                            1,000,000                            420,000
Primus Telecommunications Group, Incorporated,
  5.75%, Due 02/15/07(1)                             5,000,000                            662,500
-------------------------------------------------------------------------------------------------
                                                                                        1,082,500
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $4,408,895)                                                 1,480,000
-------------------------------------------------------------------------------------------------


JUNE 30, 2001 (UNAUDITED)                                                                   VALUE
SHORT-TERM INVESTMENTS -- 18.3%
Short-Term Investments Held as Collateral
 for Loaned Securities(8)                                                            $108,345,150
Temporary Investment Cash Fund                                                         11,473,973
Temporary Investment Fund                                                              11,473,973
TOTAL SHORT-TERM INVESTMENTS (Cost $131,293,096)                                      131,293,096
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 115.9% (Cost $853,444,501)                                       830,565,393
-------------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (15.1%)                                 (108,345,150)
-------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.8%)                                                       (5,855,003)
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                           $716,365,240
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

56  CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS  -- EMERGING GROWTH FUND

JUNE 30, 2001 (UNAUDITED)                               SHARES                              VALUE
COMMON STOCKS -- 90.7%
ADVERTISING AGENCIES -- 2.7%
Lamar Advertising Company                            1,398,050                        $61,514,200
Ventiv Health, Inc.                                    997,900                         20,596,656
-------------------------------------------------------------------------------------------------
                                                                                       82,110,856
-------------------------------------------------------------------------------------------------
AEROSPACE  -- 0.9%
Embraer - Empresa Brasileira
  de Aeronautica S.A., ADR(1,3)                        751,950                         29,363,648
-------------------------------------------------------------------------------------------------
                                                                                       29,363,648
-------------------------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.3%
Atlantic Coast Airlines Holdings, Inc.                 284,400                          8,529,156
-------------------------------------------------------------------------------------------------
                                                                                        8,529,156
-------------------------------------------------------------------------------------------------
BANKS -- 0.6%
Investors Financial Services Corporation(1)            278,900                         18,686,300
-------------------------------------------------------------------------------------------------
                                                                                       18,686,300
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 3.9%
Abgenix, Inc.                                          767,820                         34,551,900
Albany Molecular Research, Inc.                        291,800                         11,091,318
COR Therapeutics, Inc.                                 337,300                         10,287,650
Invitrogen Corporation                                 280,000                         20,104,000
Millennium Pharmaceuticals, Inc.                       777,456                         27,661,884
Protein Design Labs, Inc.                              207,200                         17,976,672
-------------------------------------------------------------------------------------------------
                                                                                      121,673,424
-------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.3%
Simpson Manufacturing Company, Inc.                    162,400                          9,825,200
-------------------------------------------------------------------------------------------------
                                                                                        9,825,200
-------------------------------------------------------------------------------------------------
CABLE TELEVISION SERVICES -- 1.3%
EchoStar Communications
  Corporation, Class A                               1,256,900                         40,748,698
-------------------------------------------------------------------------------------------------
                                                                                       40,748,698
-------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 4.4%
Brocade Communications Systems, Inc.                   363,200                         15,977,168
Comverse Technology, Inc.                              236,500                         13,504,150
DMC Stratex Networks, Inc.                             956,400                          9,564,000
Ixia                                                   480,500                          9,129,500
Metromedia Fiber Network, Inc., Class A              1,025,900                          2,092,836
New Focus, Inc.                                        200,000                          1,650,000
ONI Systems Corporation                                933,000                         26,030,700
Proxim, Inc.                                           621,500                          8,763,150
Sonus Networks, Inc.                                   451,800                         10,554,048
Spectrasite Holdings, Inc.                           1,702,400                         12,325,376
Stanford Microdevices, Inc.                          1,239,000                         20,939,100
TIBCO Software, Inc.                                   100,000                          1,277,000
Ulticom, Inc.                                          100,000                          3,380,000
-------------------------------------------------------------------------------------------------
                                                                                      135,187,028
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 10.2%
Actuate Corporation                                  2,139,700                         20,434,135
Agile Software Corporation                           2,186,300                         37,167,100
Alliance Data Systems Corporation                       63,600                            954,000
BEA Systems, Inc.                                      632,500                         19,424,075
Citrix Systems, Inc.                                   218,100                          7,611,690
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS (continued)
Embarcadero Technologies, Inc.                         540,700                        $12,063,017
eSPEED, Inc., Class A                                  615,700                         13,545,400
I-many, Inc.                                           400,000                          5,400,000
Interactive Intelligence, Inc.                         434,350                          4,777,850
Interwoven, Inc.                                       695,200                         11,748,880
Macrovision Corporation                                640,000                         43,840,000
MatrixOne, Inc.                                        442,800                         10,268,532
National Instruments Corporation                       100,000                          3,245,000
Netegrity, Inc.                                        938,700                         28,161,000
Openwave Systems, Inc.                                 688,400                         23,887,480
Peregrine Systems, Inc.                                126,500                          3,668,500
Precise Software Solutions, Ltd.                       410,400                         12,599,280
Pumatech, Inc.                                          61,000                            183,000
Quest Software, Inc.                                 1,355,500                         51,170,125
SeeBeyond Technology Corporation                       443,600                          7,053,240
-------------------------------------------------------------------------------------------------
                                                                                      317,202,304
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 2.0%
Emulex Corporation                                     743,400                         30,033,360
M-Systems Flash Disk Pioneers, Ltd.                  1,740,600                         12,358,260
NVIDIA Corporation                                     225,400                         20,905,850
-------------------------------------------------------------------------------------------------
                                                                                       63,297,470
-------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 0.6%
CNET Networks, Inc.                                  1,376,500                         17,894,500
-------------------------------------------------------------------------------------------------
                                                                                       17,894,500
-------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 0.9%
Oakley, Inc.                                         1,531,200                         28,327,200
-------------------------------------------------------------------------------------------------
                                                                                       28,327,200
-------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 4.4%
Andrx Group                                            350,100                         26,957,700
Barr Laboratories, Inc.                                138,150                          9,727,141
Gilead Sciences, Inc.                                  250,800                         14,594,052
Inhale Therapeutic Systems, Inc.                       862,400                         19,835,200
Medarex, Inc.                                        1,390,900                         32,686,150
Medicis Pharmaceutical Corporation, Class A            209,400                         11,098,200
Teva Pharmaceutical Industries, Ltd., ADR(1,3)         339,600                         21,157,080
-------------------------------------------------------------------------------------------------
                                                                                      136,055,523
-------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS -- 1.1%
Power Integrations, Inc.                             2,164,400                         33,764,640
-------------------------------------------------------------------------------------------------
                                                                                       33,764,640
-------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.1%
Microtune, Inc.                                        630,200                         13,864,400
Semtech Corporation                                    660,700                         19,821,000
-------------------------------------------------------------------------------------------------
                                                                                       33,685,400
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 7.7%
Alpha Industries, Inc.                               1,293,400                         38,219,970
Cree, Inc.                                             374,200                          9,783,459
Exar Corporation                                     1,032,500                         20,402,200
Integrated Device Technology, Inc.                     342,200                         10,844,318
Intersil Holding Corporation                           394,400                         14,356,160
Marvell Technology Group, Ltd.                         617,600                         16,613,440
Micrel, Inc.                                           927,400                         30,604,200


See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

                                                      www. RSinvestments.com  57

JUNE 30, 2001(UNAUDITED)                                SHARES                              VALUE
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS (continued)
Microsemi Corporation                                  227,700                        $16,166,700
Multilink Technology Corporation                       226,500                          3,238,950
O2Micro International Limited                          982,503                         10,807,533
RF Micro Devices, Inc.                                 350,000                          9,439,500
Silicon Laboratories, Inc.                           1,140,600                         25,207,260
SIPEX Corporation                                      327,700                          3,811,151
Tripath Technology, Inc.                               164,400                          1,849,500
Virage Logic Corporation                               984,000                         15,242,160
Virata Corporation                                   1,086,800                         12,878,580
-------------------------------------------------------------------------------------------------
                                                                                      239,465,081
-------------------------------------------------------------------------------------------------
ELECTRONICS -- TECHNOLOGY -- 1.1%
Flextronics International, Ltd.                      1,278,000                         33,368,580
                                                                                       33,368,580
ENERGY -- EQUIPMENT -- 0.0%
Global Power Equipment Group, Inc.                      15,050                            440,965
-------------------------------------------------------------------------------------------------
                                                                                          440,965
-------------------------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS -- 1.2%
Calpine Corporation                                    759,900                         28,724,220
NRG Energy, Inc.                                       451,700                          9,973,536
-------------------------------------------------------------------------------------------------
                                                                                       38,697,756
-------------------------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS -- 1.7%
Financial Federal Corporation                          732,800                         21,214,560
MBNA Corporation(1)                                    917,900                         30,244,805
-------------------------------------------------------------------------------------------------
                                                                                       51,459,365
-------------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES -- 0.8%
NextCard, Inc.                                       2,263,500                         25,011,675
-------------------------------------------------------------------------------------------------
                                                                                       25,011,675
-------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION SERVICES -- 2.2%
HomeStore.com, Inc.                                  1,445,250                         50,525,940
Multex.com, Inc.                                     1,025,900                         16,670,875
-------------------------------------------------------------------------------------------------
                                                                                       67,196,815
-------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE -- 1.7%
Accredo Health, Inc.                                   645,700                         24,013,583
Express Scripts, Inc., Class A                         495,200                         27,250,856
Unilab Corporation                                      20,000                            504,000
-------------------------------------------------------------------------------------------------
                                                                                       51,768,439
-------------------------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 4.2%
Health Management Associates, Inc., Class A          1,414,300                         29,756,872
HEALTHSOUTH Corporation                                949,500                         15,163,515
Pharmaceutical Product Development, Inc.               260,000                          7,932,600
Sunrise Assisted Living, Inc.                        2,828,200                         74,240,250
United Surgical Partners International, Inc.            83,150                          1,995,600
-------------------------------------------------------------------------------------------------
                                                                                      129,088,837
-------------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 0.3%
Caremark Rx, Inc.                                      650,000                         10,692,500
-------------------------------------------------------------------------------------------------
                                                                                       10,692,500
-------------------------------------------------------------------------------------------------
HOTEL/MOTEL -- 1.3%
Four Seasons Hotels Inc.(1)                            730,400                         40,427,640
-------------------------------------------------------------------------------------------------
                                                                                       40,427,640
-------------------------------------------------------------------------------------------------
INSURANCE -- LIFE -- 0.6%
Conseco, Inc.(1)                                     1,461,000                        $19,942,650
-------------------------------------------------------------------------------------------------
                                                                                       19,942,650
-------------------------------------------------------------------------------------------------
INSURANCE -- PROPERTY & CASUAL -- 0.0%
Odyssey Re Holdings Corporation                         85,700                          1,548,599
-------------------------------------------------------------------------------------------------
                                                                                        1,548,599
-------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 3.1%
SEI Investments Company(1)                           1,191,800                         56,491,320
Waddell & Reed Financial, Inc., Class A(1)           1,258,500                         39,957,375
-------------------------------------------------------------------------------------------------
                                                                                       96,448,695
-------------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 4.5%
Biosite Diagnostics, Inc.                               19,100                            855,680
Cytyc Corporation                                    4,599,600                        106,020,780
Molecular Devices Corporation                          197,300                          3,955,865
ResMed, Inc.                                           339,500                         17,161,725
SurModics, Inc.                                        137,200                          8,067,360
Techne Corporation                                      73,800                          2,398,500
-------------------------------------------------------------------------------------------------
                                                                                      138,459,910
-------------------------------------------------------------------------------------------------
MEDICAL SERVICES -- 0.6%
Covance, Inc.                                          345,300                          7,821,045
RehabCare Group, Inc.                                  210,000                         10,122,000
-------------------------------------------------------------------------------------------------
                                                                                       17,943,045
-------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & PROCESSING -- 0.6%
Insituform Technologies, Inc.                          482,500                         17,611,250
-------------------------------------------------------------------------------------------------
                                                                                       17,611,250
-------------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.3%
Photon Dynamics, Inc.                                  369,500                          9,976,500
-------------------------------------------------------------------------------------------------
                                                                                        9,976,500
-------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 4.7%
Cox Radio, Inc., Class A                             1,056,500                         29,423,525
Entercom Communications Corporation                    823,200                         44,131,752
Hispanic Broadcasting Corporation                    1,153,800                         33,102,522
Univision Communications, Inc., Class A                919,300                         39,327,654
-------------------------------------------------------------------------------------------------
                                                                                      145,985,453
-------------------------------------------------------------------------------------------------
RETAIL -- 6.1%
99 Cents Only Stores                                 1,622,600                         48,596,870
Abercrombie & Fitch Co.                              1,277,700                         56,857,650
Bed Bath & Beyond Inc.                               1,251,900                         39,059,280
Factory 2-U Stores, Inc.                               333,100                          9,776,485
Too, Inc.                                            1,295,000                         35,483,000
-------------------------------------------------------------------------------------------------
                                                                                      189,773,285
-------------------------------------------------------------------------------------------------
SECURITIES BROKERS & SERVICES -- 2.8%
Franklin Resources, Inc.(1)                            992,800                         45,440,456
Instinet Group, Inc.                                   105,200                          1,960,928
Investment Technology Group, Inc.                      547,600                         27,538,804
Knight Trading Group, Inc.                           1,013,300                         10,832,177
-------------------------------------------------------------------------------------------------
                                                                                       85,772,365
-------------------------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 4.5%
Expedia, Inc., Class A                                 732,300                         34,125,180
GoTo.com, Inc.                                       2,413,100                         46,934,795
Professional Detailing, Inc.                           462,000                         42,504,000
Watson Wyatt & Company Holdings                         91,500                          2,139,270
West Corporation                                       565,650                         12,449,957
                                                                                      138,153,202

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

58  CALL 1-800-766-FUND

JUNE 30, 2001(UNAUDITED)                                SHARES                              VALUE
TELECOMMUNICATIONS EQUIPMENT -- 3.1%
American Tower Corporation, Class A                    747,000                        $15,440,490
Crown Castle International Corporation               1,107,600                         18,164,640
Metawave Communications Corporation                  1,478,150                          7,671,599
Powerwave Technologies, Inc.                         1,893,700                         27,458,650
Research In Motion Limited                             529,900                         17,089,275
SpectraLink Corporation                                689,400                          8,969,094
-------------------------------------------------------------------------------------------------
                                                                                       94,793,748
-------------------------------------------------------------------------------------------------
TEXTILE -- APPAREL MANUFACTURERS -- 0.0%
Galyan's Trading Company                                26,600                            542,640
-------------------------------------------------------------------------------------------------
                                                                                          542,640
-------------------------------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 2.9%
Allegiance Telecom, Inc.                               933,000                         13,985,670
Leap Wireless International, Inc.                      741,200                         22,458,360
Time Warner Telecom, Inc., Class A                     500,000                         16,760,000
Triton PCS Holdings, Inc., Class A                     847,100                         34,731,100
XO Communications, Inc., Class A                       702,963                          1,349,689
-------------------------------------------------------------------------------------------------
                                                                                       89,284,819
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,557,474,341)                                           2,810,205,161
-------------------------------------------------------------------------------------------------

                                                      WARRANTS                              VALUE
WARRANTS -- 0.0%
Acclaim Entertainment, Inc., Strike 3.61,
  Expires 03/16/03(4,6)                                 4,537                              14,393
-------------------------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                                   14,393
-------------------------------------------------------------------------------------------------

                                                                                            VALUE
SHORT-TERM INVESTMENTS -- 27.3%
Short-Term Investments Held as Collateral
  for Loaned Securities(8)                                                            530,564,900
Temporary Investment Cash Fund                                                        157,475,372
Temporary Investment Fund                                                             157,475,372
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $845,515,644)                                      845,515,644
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 118.0% (Cost $3,402,989,985)                                   3,655,735,198
-------------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (17.1%)                                 (530,564,900)
-------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.9% )                                                     (26,758,299)
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                         $3,098,411,999
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

                                                      www. RSinvestments.com  59

SCHEDULE OF INVESTMENTS -- THE INFORMATION AGE FUND(R)

JUNE 30, 2001(UNAUDITED)                                SHARES                              VALUE
COMMON STOCKS -- 90.9%
COMMUNICATIONS & MEDIA -- 3.8%
AOL Time Warner Inc.                                   103,950                         $5,509,350
-------------------------------------------------------------------------------------------------
                                                                                        5,509,350
-------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 2.8%
Cisco Systems, Inc.                                    219,250                          3,990,350
-------------------------------------------------------------------------------------------------
                                                                                        3,990,350
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 26.9%
Adobe Systems Incorporated(1)                          124,650                          5,858,550
Cadence Design Systems, Inc.                           244,000                          4,545,720
Computer Sciences Corporation                           88,350                          3,056,910
i2 Technologies, Inc.                                  175,500                          3,474,900
Microsoft Corporation                                  167,000                         12,191,000
PeopleSoft, Inc.                                       191,050                          9,405,392
-------------------------------------------------------------------------------------------------
                                                                                       38,532,472
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 9.7%
Dell Computer Corporation                              301,450                          7,882,918
International Business Machines Corporation(1)          52,900                          5,977,700
-------------------------------------------------------------------------------------------------
                                                                                       13,860,618
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 13.5%
Altera Corporation                                     248,150                          7,196,350
Intel Corporation(1)                                   195,250                          5,711,063
Micron Technology, Inc.                                 93,100                          3,826,410
Texas Instruments Incorporated(1)                       85,450                          2,691,675
-------------------------------------------------------------------------------------------------
                                                                                       19,425,498
-------------------------------------------------------------------------------------------------
ELECTRONICS -- TECHNOLOGY -- 2.4%
Solectron Corporation                                  185,350                          3,391,905
-------------------------------------------------------------------------------------------------
                                                                                        3,391,905
-------------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 15.1%
Applied Materials, Inc.                                125,950                          6,184,145
KLA-Tencor Corporation                                  59,250                          3,464,347
Lam Research Corporation                               161,500                          4,788,475
Novellus Systems, Inc.                                  60,400                          3,430,116
Teradyne, Inc.                                         105,350                          3,812,616
-------------------------------------------------------------------------------------------------
                                                                                       21,679,699
-------------------------------------------------------------------------------------------------
RETAIL -- 4.5%
Best Buy Co., Inc.                                     101,150                          6,425,048
-------------------------------------------------------------------------------------------------
                                                                                        6,425,048
-------------------------------------------------------------------------------------------------
SECURITIES BROKERS & SERVICES -- 3.1%
The Charles Schwab Corporation(1)                      286,450                          4,382,685
-------------------------------------------------------------------------------------------------
                                                                                        4,382,685
-------------------------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 5.7%
eBay Inc.                                               78,300                          5,362,767
Robert Half International, Inc.                        114,000                          2,837,460
-------------------------------------------------------------------------------------------------
                                                                                        8,200,227
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT  -- 3.4%
Nokia Oyj(1,3)                                         219,300                          4,833,372
-------------------------------------------------------------------------------------------------
                                                                                        4,833,372
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $124,740,725)                                               130,231,224
-------------------------------------------------------------------------------------------------

JUNE 30, 2001 (UNAUDITED)                                                                   VALUE
SHORT-TERM INVESTMENTS -- 8.9%
Temporary Investment Cash Fund                                                         $6,347,182
Temporary Investment Fund                                                               6,347,181
TOTAL SHORT-TERM INVESTMENTS (Cost $12,694,363)                                        12,694,363
TOTAL INVESTMENTS -- 99.8% (Cost $137,435,088)                                        142,925,587
OTHER ASSETS, NET -- 0.2%                                                                 351,750
TOTAL NET ASSETS -- 100.0%                                                           $143,277,337

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

60  CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS -- RS INTERNET AGE FUND(TM)

JUNE 30, 2001(UNAUDITED)                                SHARES                              VALUE
COMMON STOCKS -- 86.9%
COMMUNICATIONS & MEDIA -- 3.5%
AOL Time Warner Inc.                                    51,100                         $2,708,300
-------------------------------------------------------------------------------------------------
                                                                                        2,708,300
-------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 8.2%
Brocade Communications Systems, Inc.                    15,200                            668,648
DMC Stratex Networks, Inc.                              65,400                            654,000
Ixia                                                    37,200                            706,800
Metromedia Fiber Network, Inc., Class A                142,600                            290,904
Nuance Communications, Inc.                            107,900                          1,944,358
ONI Systems Corporation                                 32,900                            917,910
Sonus Networks, Inc.                                    15,900                            371,424
TIBCO Software, Inc.                                    60,000                            766,200
-------------------------------------------------------------------------------------------------
                                                                                        6,320,244
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 26.8%
Actuate Corporation                                     62,900                            600,695
Agile Software Corporation                              31,800                            540,600
BEA Systems, Inc.                                       27,000                            829,170
Citrix Systems, Inc.                                    71,000                          2,477,900
Digimarc Corporation                                    13,000                            313,950
Embarcadero Technologies, Inc.                          10,000                            223,100
I-many, Inc.                                            40,300                            544,050
Interwoven, Inc.                                        70,000                          1,183,000
IntraNet Solutions, Inc.                                30,000                          1,141,500
Macrovision Corporation                                 38,500                          2,637,250
Mercury Interactive Corporation                         20,000                          1,198,000
Netegrity, Inc.                                         34,500                          1,035,000
Openwave Systems, Inc.                                  76,600                          2,658,020
Precise Software Solutions, Ltd.                        22,100                            678,470
Quest Software, Inc.                                    45,000                          1,698,750
SeeBeyond Technology Corporation                        26,200                            416,580
Vignette Corporation                                   200,000                          1,774,000
Zoran Corporation                                       25,000                            743,000
-------------------------------------------------------------------------------------------------
                                                                                       20,693,035
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 2.9%
Emulex Corporation                                      18,600                            751,440
Lantronix, Inc.                                        100,100                          1,031,030
M-Systems Flash Disk Pioneers, Ltd.                     67,300                            477,830
-------------------------------------------------------------------------------------------------
                                                                                        2,260,300
-------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 1.2%
EarthLink, Inc.                                         63,600                            896,760
-------------------------------------------------------------------------------------------------
                                                                                          896,760
-------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- 1.9%
Oakley, Inc.                                            78,300                          1,448,550
-------------------------------------------------------------------------------------------------
                                                                                        1,448,550
-------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS -- 1.4%
Power Integrations, Inc.                                72,000                          1,123,200
                                                                                        1,123,200
ELECTRONICS -- 2.6%
Microtune, Inc.                                         91,900                          2,021,800
-------------------------------------------------------------------------------------------------
                                                                                        2,021,800
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 13.1%
Applied Micro Circuits Corporation                      24,600                           $423,120
Cirrus Logic, Inc.                                      48,300                          1,112,349
Exar Corporation                                        36,400                            719,264
Integrated Circuit Systems, Inc.                        21,400                            410,880
Marvell Technology Group, Ltd.                          33,000                            887,700
Microsemi Corporation                                   19,100                          1,356,100
O2Micro International Limited                           98,700                          1,085,700
PLX Technology, Inc.                                   146,900                          1,247,181
SBS Technologies, Inc.                                  18,500                            350,020
Silicon Laboratories, Inc.                              24,000                            530,400
Virage Logic Corporation                               129,600                          2,007,504
-------------------------------------------------------------------------------------------------
                                                                                       10,130,218
-------------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES -- 1.4%
NextCard, Inc.                                         100,000                          1,105,000
-------------------------------------------------------------------------------------------------
                                                                                        1,105,000
-------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION SERVICES -- 1.3%
HomeStore.com, Inc.                                     29,300                          1,024,328
-------------------------------------------------------------------------------------------------
                                                                                        1,024,328
-------------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 0.6%
Axcelis Technologies, Inc.                              30,200                            446,960
-------------------------------------------------------------------------------------------------
                                                                                          446,960
-------------------------------------------------------------------------------------------------
PUBLISHING -- MISCELLANEOUS -- 1.2%
Martha Stewart Living Omnimedia, Inc., Class A          39,200                            905,520
-------------------------------------------------------------------------------------------------
                                                                                          905,520
-------------------------------------------------------------------------------------------------
RETAIL -- 3.2%
Amazon.com, Inc.                                        81,400                          1,151,810
Ticketmaster, Class B                                   88,800                          1,314,240
-------------------------------------------------------------------------------------------------
                                                                                        2,466,050
-------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT & SUPPLIES -- 0.9%
Newport Corporation(1)                                  28,000                            742,000
-------------------------------------------------------------------------------------------------
                                                                                          742,000
-------------------------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 13.3%
eBay Inc.                                               58,600                          4,013,514
Expedia, Inc., Class A                                  39,500                          1,840,700
GoTo.com, Inc.                                          95,700                          1,861,365
Travelocity.com, Inc.                                   49,900                          1,531,930
West Corporation                                        45,800                          1,008,058
-------------------------------------------------------------------------------------------------
                                                                                       10,255,567
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.8%
Crown Castle International Corporation                  16,500                            270,600
Powerwave Technologies, Inc.                            52,900                            767,050
Research In Motion Limited                              11,300                            364,425
-------------------------------------------------------------------------------------------------
                                                                                        1,402,075
-------------------------------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 1.6%
Triton PCS Holdings, Inc., Class A                      15,000                            615,000
Western Wireless Corporation, Class A                   14,300                            614,900
-------------------------------------------------------------------------------------------------
                                                                                        1,229,900
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $59,314,624)                                                 67,179,807
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

                                                      www. RSinvestments.com  61

JUNE 30, 2001(UNAUDITED)                                                                    VALUE
SHORT-TERM INVESTMENTS -- 27.8%
Short-Term Investments Held as Collateral
  for Loaned Securities(8)                                                            $11,521,906
PNC Bank Money Market Account                                                           1,106,567
Temporary Investment Cash Fund                                                          4,412,475
Temporary Investment Fund                                                               4,412,475
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $21,453,423)                                        21,453,423
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 114.7% (Cost $80,768,047)                                         88,633,230
-------------------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS FOR SECURITIES SOLD SHORT -- 3.5%                                 2,720,876
-------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT -- (2.8%) (Proceeds $2,496,425)                                  (2,173,372)
-------------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (14.9%)                                  (11,521,906)
-------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.5%)                                                         (349,021)
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                            $77,309,807
-------------------------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT
JUNE 30, 2001(UNAUDITED)                                SHARES                              VALUE
COMMON STOCKS -- 2.8%
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 2.8%
Black Box Corporation                                  20,000                          $1,347,200
Business Objects S.A., ADR(3)                           1,300                              30,680
Micromuse, Inc.                                        14,800                             414,252
webMethods, Inc.                                       18,000                             381,240
-------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $2,496,425)                                      $2,173,372
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

62  CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS -- MIDCAP OPPORTUNITIES FUND

JUNE 30, 2001 (UNAUDITED)                               SHARES                             VALUE
COMMON STOCKS -- 89.7%

AEROSPACE -- 1.0%
Lockheed Martin Corporation(1)                          50,000                      $  1,852,500
-------------------------------------------------------------------------------------------------
                                                                                       1,852,500
-------------------------------------------------------------------------------------------------
AUTOMOBILES -- 1.3%
General Motors Corporation(1)                           37,500                         2,413,125
-------------------------------------------------------------------------------------------------
                                                                                       2,413,125
-------------------------------------------------------------------------------------------------
BANKS -- 7.7%
Bank of America Corporation(1)                          35,000                         2,101,050
BB&T Corporation(1)                                     77,500                         2,844,250
Pacific Century Financial Corporation(1)               160,000                         4,126,400
SouthTrust Corporation(1)                               75,000                         1,950,000
Union Planters Corporation(1)                           77,500                         3,379,000
-------------------------------------------------------------------------------------------------
                                                                                      14,400,700
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 4.7%
Abgenix, Inc.                                           45,000                         2,025,000
Applera Corporation-Celera
 Genomics Group                                         52,500                         2,082,150
Human Genome Sciences, Inc.                             50,000                         3,012,500
OSI Pharmaceuticals, Inc.                               32,500                         1,709,175
-------------------------------------------------------------------------------------------------
                                                                                       8,828,825
-------------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 1.1%
Vulcan Materials Company(1)                             37,500                         2,015,625
-------------------------------------------------------------------------------------------------
                                                                                       2,015,625
-------------------------------------------------------------------------------------------------
CABLE TELEVISION SERVICES -- 3.2%
AT&T Corporation-Liberty Media
Group, Class A                                         150,000                         2,623,500
Charter Communications, Inc., Class A                  140,900                         3,290,015
-------------------------------------------------------------------------------------------------
                                                                                       5,913,515
-------------------------------------------------------------------------------------------------
CASINOS & GAMBLING -- 1.1%
Mandalay Resort Group                                   75,000                         2,055,000
-------------------------------------------------------------------------------------------------
                                                                                       2,055,000
-------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 4.4%
L-3 Communications Holdings, Inc.                       55,000                         4,196,500
Motorola, Inc.(1)                                      125,000                         2,070,000
Tellium, Inc.                                          108,700                         1,978,340
-------------------------------------------------------------------------------------------------
                                                                                       8,244,840
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 9.4%
Citrix Systems, Inc.                                   110,000                         3,839,000
Informix Corporation                                   300,000                         1,752,000
Intuit, Inc.                                            66,000                         2,639,340
Legato Systems, Inc.                                   100,000                         1,595,000
NetIQ Corporation                                       55,000                         1,720,950
Peregrine Systems, Inc.                                110,000                         3,190,000
Quest Software, Inc.                                    75,000                         2,831,250
-------------------------------------------------------------------------------------------------
                                                                                      17,567,540
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 2.3%
Apple Computer, Inc.                                    80,000                         1,860,000
Auspex Systems, Inc.                                   340,000                         2,427,600
-------------------------------------------------------------------------------------------------
                                                                                       4,287,600
-------------------------------------------------------------------------------------------------
COSMETICS -- 1.2%
Alberto-Culver Company, Class A(1)                      62,000                         2,194,800
-------------------------------------------------------------------------------------------------
                                                                                       2,194,800
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
Household International, Inc.(1)                        35,000                         2,334,500
-------------------------------------------------------------------------------------------------
                                                                                       2,334,500
-------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 1.1%
Englehard Corporation(1)                                80,000                         2,063,200
-------------------------------------------------------------------------------------------------
                                                                                       2,063,200
-------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 2.1%
Andrx Group                                             25,000                        $1,925,000
MedImmune, Inc.                                         44,000                         2,076,800
-------------------------------------------------------------------------------------------------
                                                                                       4,001,800
-------------------------------------------------------------------------------------------------
EDUCATION SERVICES -- 1.7%
Edison Schools Inc.                                    143,000                         3,266,120
-------------------------------------------------------------------------------------------------
                                                                                       3,266,120
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 1.9%
Advanced Micro Devices, Inc.                            65,500                         1,891,640
Texas Instruments Incorporated(1)                       51,000                         1,606,500
-------------------------------------------------------------------------------------------------
                                                                                       3,498,140
-------------------------------------------------------------------------------------------------
ENERGY -- MISCELLANEOUS -- 1.1%
NRG Energy, Inc.                                        92,500                         2,042,400
-------------------------------------------------------------------------------------------------
                                                                                       2,042,400
-------------------------------------------------------------------------------------------------
ENGINEERING & CONTRACTING SERVICES --1.0%
Fluor Corporation(1)                                    41,100                         1,855,665
-------------------------------------------------------------------------------------------------
                                                                                       1,855,665
-------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 1.1%
Fox Entertainment Group, Inc., Class A                  72,000                         2,008,800
-------------------------------------------------------------------------------------------------
                                                                                       2,008,800
-------------------------------------------------------------------------------------------------
FINANCIAL -- MISCELLANEOUS -- 1.2%
Metris Companies, Inc.(1)                               66,500                         2,241,715
-------------------------------------------------------------------------------------------------
                                                                                       2,241,715
-------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION SERVICES -- 2.2%
FactSet Research Systems, Inc.(1)                       45,000                         1,606,500
Moody's Corporation(1)                                  75,000                         2,512,500
-------------------------------------------------------------------------------------------------
                                                                                       4,119,000
-------------------------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 1.3%
Manor Care, Inc.                                        78,000                         2,476,500
-------------------------------------------------------------------------------------------------
                                                                                       2,476,500
-------------------------------------------------------------------------------------------------
INSURANCE -- MULTI-LINE -- 1.1%
American Financial Group, Inc.(1)                       70,000                         2,121,000
-------------------------------------------------------------------------------------------------
                                                                                       2,121,000
-------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT COMPANIES -- 0.9%
Eaton Vance Corporation(1)                              50,000                         1,740,000
-------------------------------------------------------------------------------------------------
                                                                                       1,740,000
-------------------------------------------------------------------------------------------------
MACHINERY--OIL/WELL EQUIPMENT & SERVICES -- 3.1%
BJ Services Company                                     82,500                         2,341,350
National-Oilwell, Inc.                                  80,000                         2,144,000
Patterson-UTI Energy, Inc.                              72,500                         1,295,575
-------------------------------------------------------------------------------------------------
                                                                                       5,780,925
-------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING -- 1.6%
Clayton Homes, Inc.(1)                                 185,000                         2,908,200
-------------------------------------------------------------------------------------------------
                                                                                       2,908,200
-------------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 1.0%
Becton, Dickinson and Company(1)                        50,000                         1,789,500
-------------------------------------------------------------------------------------------------
                                                                                       1,789,500
-------------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES -- 2.9%
Georgia-Pacific Group(1)                                62,500                         2,115,625
Textron, Inc.(1)                                        27,500                         1,513,600
Thermo Electron Corporation                             82,500                         1,816,650
-------------------------------------------------------------------------------------------------
                                                                                       5,445,875
-------------------------------------------------------------------------------------------------
OIL -- INTEGRATED DOMESTIC -- 1.0%
Kerr-McGee Corporation(1)                               29,300                         1,941,711
-------------------------------------------------------------------------------------------------
                                                                                       1,941,711
-------------------------------------------------------------------------------------------------
PHOTOGRAPHY -- 1.0%
Eastman Kodak Company(1)                                40,000                         1,867,200
-------------------------------------------------------------------------------------------------
                                                                                       1,867,200
-------------------------------------------------------------------------------------------------


                                See notes to Schedule of Investments on page 71.
      The accompanying notes are an integral part of these financial statements.


                                                       www.RSinvestments.com  63

JUNE 30, 2001 (UNAUDITED)                               SHARES                             VALUE
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.1%
Novellus Systems, Inc.                                  35,000                      $  1,987,650
-------------------------------------------------------------------------------------------------
                                                                                       1,987,650
-------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 1.8%
General Motors Corporation, Class H                     89,100                         1,804,275
Univision Communications, Inc., Class A                 37,500                         1,604,250
-------------------------------------------------------------------------------------------------
                                                                                       3,408,525
-------------------------------------------------------------------------------------------------
RAILROADS -- 1.3%
Norfolk Southern Corporation(1)                        120,000                         2,484,000
-------------------------------------------------------------------------------------------------
                                                                                       2,484,000
-------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.9%
Equity Office Properties Trust(1)                       55,000                         1,739,650
-------------------------------------------------------------------------------------------------
                                                                                       1,739,650
-------------------------------------------------------------------------------------------------
RETAIL -- 3.9%
AutoNation, Inc.                                       200,000                         2,320,000
J. C. Penney Company, Inc.(1)                           95,000                         2,504,200
Office Depot, Inc.                                     245,000                         2,543,100
-------------------------------------------------------------------------------------------------
                                                                                       7,367,300
-------------------------------------------------------------------------------------------------
SAVINGS & LOAN -- 1.4%
Golden West Financial Corporation(1)                    42,000                         2,698,080
-------------------------------------------------------------------------------------------------
                                                                                       2,698,080
-------------------------------------------------------------------------------------------------
SECURITIES BROKERS & SERVICES -- 0.9%
E*Trade Group, Inc.                                    250,000                         1,612,500
-------------------------------------------------------------------------------------------------
                                                                                       1,612,500
-------------------------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 3.4%
Cendant Corporation                                    150,000                         2,925,000
Expedia, Inc., Class A                                  30,000                         1,398,000
Professional Detailing, Inc.                            22,500                         2,070,000
-------------------------------------------------------------------------------------------------
                                                                                       6,393,000
-------------------------------------------------------------------------------------------------
SHIPPING -- 1.0%
Royal Caribbean Cruises, Ltd.(1)                        87,500                         1,934,625
-------------------------------------------------------------------------------------------------
                                                                                       1,934,625
-------------------------------------------------------------------------------------------------
TIRES & RUBBER -- 0.9%
The Goodyear Tire & Rubber Company(1)                   57,500                         1,610,000
-------------------------------------------------------------------------------------------------
                                                                                       1,610,000
-------------------------------------------------------------------------------------------------
UTILITIES -- CABLE TV & RADIO -- 1.1%
Comcast Corporation, Class A                            48,500                         2,104,900
-------------------------------------------------------------------------------------------------
                                                                                       2,104,900
-------------------------------------------------------------------------------------------------
UTILITIES -- ELECTRICAL -- 1.0%
CMS Energy Corporation(1)                               67,500                         1,879,875
-------------------------------------------------------------------------------------------------
                                                                                       1,879,875
-------------------------------------------------------------------------------------------------
UTILITIES -- GAS DISTRIBUTION -- 1.1%
Sempra Energy(1)                                        75,000                         2,050,500
-------------------------------------------------------------------------------------------------
                                                                                       2,050,500
-------------------------------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 3.9%
Allegiance Telecom, Inc.                               150,000                         2,248,500
McLeodUSA Incorporated, Class A                        800,000                         3,672,000
Primus Telecommunications Group, Incorporated          350,000                           287,000
Time Warner Telecom, Inc., Class A                      37,500                         1,257,000
-------------------------------------------------------------------------------------------------
                                                                                       7,464,500
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $153,731,505)                                              168,011,426
-------------------------------------------------------------------------------------------------


                                                           PAR                             VALUE
CORPORATE BONDS -- 9.1%

BIOTECHNOLOGY RESEARCH & PRODUCTS -- 1.8%
Cephalon, Inc., 144A, 5.25%,
 Due 05/01/06(1,7)                                 $ 1,750,000                         2,008,125
Genzyme Corporation, 144A, 3.00%,
 Due 05/15/21(1,7)                                   1,250,000                         1,312,500
-------------------------------------------------------------------------------------------------
                                                                                       3,320,625
-------------------------------------------------------------------------------------------------
CABLE TELEVISION SERVICES -- 0.5%
Echostar Communications Corporation,
 144A, 5.75%, Due 05/15/08(1,7)                     $1,000,000                          $936,250
-------------------------------------------------------------------------------------------------
                                                                                         936,250
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 0.2%
Silicon Graphics, Inc., 5.25%, Due 09/01/04(1)       1,910,000                           456,013
-------------------------------------------------------------------------------------------------
                                                                                         456,013
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.5%
Merrill Lynch & Company, 0.00%,
 Due 05/23/31(1)                                     2,000,000                         1,020,000
-------------------------------------------------------------------------------------------------
                                                                                       1,020,000
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 0.6%
International Rectifier Corporation, 4.25%,
 Due 07/15/07(1)                                     1,500,000                         1,179,375
-------------------------------------------------------------------------------------------------
                                                                                       1,179,375
-------------------------------------------------------------------------------------------------
ELECTRONICS -- TECHNOLOGY -- 0.8%
Solectron Corporation, 0.00%,
 Due 05/08/20(1)                                     3,000,000                         1,500,000
-------------------------------------------------------------------------------------------------
                                                                                       1,500,000
-------------------------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 1.3%
Sunrise Assisted Living, Inc., 5.50%,
 Due 06/15/02(1)                                     2,500,000                         2,403,125
-------------------------------------------------------------------------------------------------
                                                                                       2,403,125
-------------------------------------------------------------------------------------------------
INSURANCE -- PROPERTY & CASUALTY -- 0.2%
XL Capital, Ltd., 144A, 0.00%, Due 05/23/21(1,7)       500,000                           302,500
-------------------------------------------------------------------------------------------------
                                                                                         302,500
-------------------------------------------------------------------------------------------------
TOBACCO -- 1.4%
Vector Group, Ltd., 144A, 6.25%,
 Due 07/15/08(1,7)                                   2,500,000                         2,600,000
-------------------------------------------------------------------------------------------------
                                                                                       2,600,000
-------------------------------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 1.8%
Allegiance Telecom, Inc., 12.875%,
 Due 05/15/08(1)                                     1,000,000                           885,000
Level 3 Communications, Inc., 9.125%,
 Due 05/01/08(1)                                     1,000,000                           420,000
Primus Telecommunications Group, Incorporated
 5.75%, Due 02/15/07(1)                             15,000,000                         1,987,500
-------------------------------------------------------------------------------------------------
                                                                                       3,292,500
-------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $22,248,728)                                              17,010,388
-------------------------------------------------------------------------------------------------


                                                                                           VALUE
SHORT-TERM INVESTMENTS -- 17.9%
Short-Term Investments Held as Collateral
 for Loaned Securities(8)                                                             30,664,300
Temporary Investment Cash Fund                                                         1,411,375
Temporary Investment Fund                                                              1,411,375
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $33,487,050)                                       33,487,050
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 116.7% (Cost $209,467,283)                                      218,508,864
-------------------------------------------------------------------------------------------------
SHORT CALL OPTIONS -- (0.1%) (Premiums $76,047)                                        (101,250)
-------------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (16.4%)                                (30,664,300)
-------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.2%)                                                       (410,187)
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                          $187,333,127
-------------------------------------------------------------------------------------------------


SHORT CALL OPTIONS

JUNE 30, 2001 (UNAUDITED)                           CONTRACTS                              VALUE
SHORT CALL OPTIONS -- (0.1%)
OSI Pharmaceuticals, Inc., Strike 50,
 Expires 07/21/01(6)                                      150                       $    101,250
-------------------------------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premiums $76,047)                                         $    101,250
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.


64  CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS -- SMALLER COMPANY GROWTH FUND

JUNE 30, 2001 (UNAUDITED)                               SHARES                             VALUE
COMMON STOCKS -- 89.9%

ADVERTISING AGENCIES -- 0.7%
Boron, LePore & Associates, Inc.                        52,000                      $    716,560
-------------------------------------------------------------------------------------------------
                                                                                         716,560
-------------------------------------------------------------------------------------------------
AIR TRANSPORTATION -- 1.0%
AirTran Holdings, Inc.                                 100,000                         1,050,000
-------------------------------------------------------------------------------------------------
                                                                                       1,050,000
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY RESEARCH & PRODUCTS -- 2.3%
3 Dimensional Pharmaceuticals, Inc.                     50,000                           480,500
AVANT Immunotherapeutics, Inc.                         100,000                           565,000
Embrex, Inc.                                            80,000                         1,244,800
-------------------------------------------------------------------------------------------------
                                                                                       2,290,300
-------------------------------------------------------------------------------------------------
CHEMICALS -- 2.0%
Applied Films Corporation                               50,000                         1,050,000
NuCo2, Inc.                                             75,000                           921,750
-------------------------------------------------------------------------------------------------
                                                                                       1,971,750
-------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 1.4%
Alloy Online, Inc.                                     100,000                         1,431,000
-------------------------------------------------------------------------------------------------
                                                                                       1,431,000
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 5.2%
Adept Technology, Inc.                                  85,000                           841,500
C-bridge Internet Solutions, Inc.                      361,600                           596,640
Open Text Corporation                                   20,000                           469,400
OPNET Technologies, Inc.                                80,000                         1,429,600
Student Advantage, Inc.                                226,400                           414,312
Support.com, Inc.                                      101,800                           656,610
Tumbleweed Communications Corporation                  200,000                           758,000
-------------------------------------------------------------------------------------------------
                                                                                       5,166,062
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 3.2%
Analogic Corporation(1)                                 15,000                           683,250
Concurrent Computer Corporation                        190,000                         1,330,000
Immersion Corporation                                  175,000                         1,225,000
-------------------------------------------------------------------------------------------------
                                                                                       3,238,250
-------------------------------------------------------------------------------------------------
CONSUMER ELECTRONICS -- 2.3%
dELiA*s Corp., Class A                                  49,700                           397,600
PLATO Learning, Inc.                                    45,000                         1,392,750
Universal Electronics, Inc.                             30,000                           540,000
-------------------------------------------------------------------------------------------------
                                                                                       2,330,350
-------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- METALS & GLASS -- 1.0%
Mobile Mini, Inc.                                       30,000                           989,400
-------------------------------------------------------------------------------------------------
                                                                                         989,400
-------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 4.0%
Corvas International, Inc.                             125,000                         1,472,500
La Jolla Pharmaceutical Company                        130,000                         1,332,500
Noven Pharmaceuticals, Inc.                             30,000                         1,176,000
-------------------------------------------------------------------------------------------------
                                                                                       3,981,000
-------------------------------------------------------------------------------------------------
EDUCATION SERVICES -- 3.3%
Bright Horizons Family Solutions, Inc.                  50,000                         1,570,000
Career Education Corporation                            20,000                         1,198,000
DigitalThink, Inc.                                      82,000                           575,640
-------------------------------------------------------------------------------------------------
                                                                                       3,343,640
-------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT & COMPONENTS -- 0.8%
AstroPower, Inc.                                        15,000                           782,100
-------------------------------------------------------------------------------------------------
                                                                                         782,100
-------------------------------------------------------------------------------------------------
ELECTRONICS -- MEDICAL SYSTEMS -- 2.8%
Endocare, Inc.                                          55,000                      $    879,450
UroCor, Inc.                                           125,000                         1,956,250
-------------------------------------------------------------------------------------------------
                                                                                       2,835,700
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 10.1%
Artisan Components, Inc.                               100,000                         1,020,000
California Micro Devices Corporation                   100,000                           705,000
Conductus, Inc.                                        250,000                         1,290,000
DuraSwitch Industries, Inc.                            100,000                         1,549,000
O2Micro International Limited                          145,000                         1,595,000
PLX Technology, Inc.                                   100,000                           849,000
Trikon Technologies, Inc.                               80,000                         1,120,000
Virage Logic Corporation                               130,000                         2,013,700
-------------------------------------------------------------------------------------------------
                                                                                      10,141,700
-------------------------------------------------------------------------------------------------
ELECTRONICS -- TECHNOLOGY -- 1.4%
Innovative Solutions and Support, Inc.                 100,000                         1,440,000
-------------------------------------------------------------------------------------------------
                                                                                       1,440,000
-------------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES -- 3.7%
NextCard, Inc.                                         125,000                         1,381,250
The InterCept Group, Inc.                               60,000                         2,280,000
-------------------------------------------------------------------------------------------------
                                                                                       3,661,250
-------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION SERVICES -- 0.5%
Multex.com, Inc.                                        30,000                           487,500
-------------------------------------------------------------------------------------------------
                                                                                         487,500
-------------------------------------------------------------------------------------------------
FOODS -- 1.6%
Monterey Pasta Company                                 200,000                         1,590,000
-------------------------------------------------------------------------------------------------
                                                                                       1,590,000
-------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE -- 0.9%
Accredo Health, Inc.                                    25,000                           929,750
-------------------------------------------------------------------------------------------------
                                                                                         929,750
-------------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 2.1%
Per-Se Technologies, Inc.                              260,000                         2,119,000
-------------------------------------------------------------------------------------------------
                                                                                       2,119,000
-------------------------------------------------------------------------------------------------
HOUSEHOLD EQUIPMENT & PRODUCTS -- 1.7%
Atrix Laboratories, Inc.                                70,000                         1,659,000
-------------------------------------------------------------------------------------------------
                                                                                       1,659,000
-------------------------------------------------------------------------------------------------
INSURANCE -- PROPERTY & CASUAL -- 0.5%
Vesta Insurance Group, Inc.                             50,000                           547,500
-------------------------------------------------------------------------------------------------
                                                                                         547,500
-------------------------------------------------------------------------------------------------
LEISURE TIME -- 1.0%
SCP Pool Corporation                                    30,000                         1,033,200
-------------------------------------------------------------------------------------------------
                                                                                       1,033,200
-------------------------------------------------------------------------------------------------
MACHINERY -- OIL/WELL EQUIPMENT & SERVICES -- 2.8%
Gulf Island Fabrication, Inc.                           50,000                           720,000
Horizon Offshore, Inc.                                  70,000                           945,000
Superior Energy Services, Inc.                         140,000                         1,106,000
-------------------------------------------------------------------------------------------------
                                                                                       2,771,000
-------------------------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.2%
BriteSmile, Inc.                                       145,029                         1,524,255
Conceptus, Inc.                                         90,000                         1,350,000
OraSure Technologies, Inc.                             140,000                         1,750,000
Theragenics Corporation                                 50,000                           558,500
-------------------------------------------------------------------------------------------------
                                                                                       5,182,755
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.

                                                       www.RSinvestments.com  65

JUNE 30, 2001 (UNAUDITED)                               SHARES                             VALUE
METAL FABRICATING -- 0.9%
NS Group, Inc.                                          70,000                          $934,500
-------------------------------------------------------------------------------------------------
                                                                                         934,500
-------------------------------------------------------------------------------------------------
MULTI-SECTOR COMPANIES -- 1.2%
Metalink, Ltd.                                         165,000                         1,150,050
-------------------------------------------------------------------------------------------------
                                                                                       1,150,050
-------------------------------------------------------------------------------------------------
OIL -- CRUDE PRODUCERS -- 1.0%
Unit Corporation                                        60,000                           951,000
-------------------------------------------------------------------------------------------------
                                                                                         951,000
-------------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 1.0%
Nanometrics, Inc.                                       35,000                           962,045
-------------------------------------------------------------------------------------------------
                                                                                         962,045
-------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.4%
Annaly Mortgage Management, Inc.(1)                    100,000                         1,371,000
-------------------------------------------------------------------------------------------------
                                                                                       1,371,000
-------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.7%
RARE Hospitality International, Inc.                    30,000                           678,000
-------------------------------------------------------------------------------------------------
                                                                                         678,000
-------------------------------------------------------------------------------------------------
RETAIL -- 5.9%
1-800 Contacts, Inc.                                    38,900                           964,331
Fred's, Inc.(1)                                         60,000                         1,545,000
Hibbett Sporting Goods, Inc.                            20,000                           741,200
Hot Topic, Inc.                                         20,000                           622,000
School Specialty, Inc.                                  80,000                         2,068,000
-------------------------------------------------------------------------------------------------
                                                                                       5,940,531
-------------------------------------------------------------------------------------------------
SERVICES -- COMMERCIAL -- 5.2%
Coinstar, Inc.                                         100,000                         2,225,000
GoTo.com, Inc.                                          50,000                           972,500
Metro One Telecommunications, Inc.                      10,000                           648,700
TETRA Technologies, Inc.                                55,000                         1,344,750
-------------------------------------------------------------------------------------------------
                                                                                       5,190,950
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 4.1%
Gentner Communications Corporation                      75,000                           795,000
Gilat Satellite Networks, Ltd.                          50,000                           600,000
SpectraLink Corporation                                150,000                         1,951,500
SymmetriCom, Inc.                                       50,000                           732,000
-------------------------------------------------------------------------------------------------
                                                                                       4,078,500
-------------------------------------------------------------------------------------------------
TEXTILE -- APPAREL MANUFACTURERS -- 1.3%
Ashworth, Inc.                                         150,000                           828,000
Quiksilver, Inc.                                        20,000                           500,000
-------------------------------------------------------------------------------------------------
                                                                                       1,328,000
-------------------------------------------------------------------------------------------------
TRUCKERS -- 1.3%
Knight Transportation, Inc.                             34,350                           705,892
Motor Cargo Industries, Inc.                            65,300                           604,025
-------------------------------------------------------------------------------------------------
                                                                                       1,309,917
-------------------------------------------------------------------------------------------------
UTILITIES -- TELECOMMUNICATIONS -- 4.4%
Boston Communications Group, Inc.                       95,000                         1,368,000
COMARCO, Inc.                                          100,000                         1,482,000
Intrado Inc.                                            90,000                         1,545,300
-------------------------------------------------------------------------------------------------
                                                                                       4,395,300
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $67,102,686)                                                89,978,560
-------------------------------------------------------------------------------------------------


JUNE 30, 2001 (UNAUDITED)                                                                  VALUE
SHORT-TERM INVESTMENTS -- 22.4%
Short-Term Investments Held as Collateral
 for Loaned Securities(8)                                                           $ 16,140,900
Temporary Investment Cash Fund                                                         3,143,149
Temporary Investment Fund                                                              3,143,149
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $22,427,198)                                       22,427,198
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 112.3% (Cost $89,529,884)                                       112,405,758
-------------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE -- (16.1%)                                (16,140,900)
-------------------------------------------------------------------------------------------------
OTHER ASSETS, NET -- 3.8%                                                              3,770,736
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                          $100,035,594
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.


66  CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS -- VALUE + GROWTH FUND


JUNE 30, 2001 (UNAUDITED)                               SHARES                             VALUE
COMMON STOCKS -- 96.3%

COMMUNICATIONS & MEDIA -- 5.0%
AOL Time Warner Inc.                                   360,000                       $19,080,000
-------------------------------------------------------------------------------------------------
                                                                                      19,080,000
-------------------------------------------------------------------------------------------------
COMMUNICATIONS TECHNOLOGY -- 1.5%
Cisco Systems, Inc.                                    316,000                         5,751,200
-------------------------------------------------------------------------------------------------
                                                                                       5,751,200
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 7.6%
Computer Sciences Corporation                          242,200                         8,380,120
Microsoft Corporation                                  280,200                        20,454,600
-------------------------------------------------------------------------------------------------
                                                                                      28,834,720
-------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 3.2%
Dell Computer Corporation                              464,900                        12,157,135
-------------------------------------------------------------------------------------------------
                                                                                      12,157,135
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 12.9%
Merrill Lynch & Co., Inc.(1)                           392,600                        23,261,550
MetLife, Inc.(1)                                       236,600                         7,329,868
Morgan Stanley Dean Witter & Co.(1)                    293,000                        18,819,390
-------------------------------------------------------------------------------------------------
                                                                                      49,410,808
-------------------------------------------------------------------------------------------------
DRUG & GROCERY STORE CHAINS -- 14.1%
CVS Corporation(1)                                     436,200                        16,837,320
Safeway Inc.                                           358,000                        17,184,000
Walgreen Co.(1)                                        575,000                        19,636,250
-------------------------------------------------------------------------------------------------
                                                                                      53,657,570
-------------------------------------------------------------------------------------------------
DRUGS & PHARMACEUTICALS -- 6.4%
Cardinal Health, Inc.(1)                               256,500                        17,698,500
Johnson & Johnson(1)                                   133,300                         6,665,000
-------------------------------------------------------------------------------------------------
                                                                                      24,363,500
-------------------------------------------------------------------------------------------------
ELECTRONICS -- SEMICONDUCTORS & COMPONENTS -- 3.9%
Intel Corporation(1)                                   513,600                        15,022,800
-------------------------------------------------------------------------------------------------
                                                                                      15,022,800
-------------------------------------------------------------------------------------------------
FINANCIAL DATA PROCESSING SERVICES -- 1.6%
Affiliated Computer Services, Inc., Class A             84,450                         6,072,799
-------------------------------------------------------------------------------------------------
                                                                                       6,072,799
-------------------------------------------------------------------------------------------------
HEALTH CARE FACILITIES -- 3.2%
Manor Care, Inc.                                       380,250                        12,072,938
-------------------------------------------------------------------------------------------------
                                                                                      12,072,938
-------------------------------------------------------------------------------------------------
HEALTH CARE MANAGEMENT SERVICES -- 3.5%
UnitedHealth Group, Inc.(1)                            214,200                        13,226,850
-------------------------------------------------------------------------------------------------
                                                                                      13,226,850
-------------------------------------------------------------------------------------------------
PRODUCTION TECHNOLOGY EQUIPMENT -- 5.0%
Applied Materials, Inc.                                389,850                        19,141,635
-------------------------------------------------------------------------------------------------
                                                                                      19,141,635
-------------------------------------------------------------------------------------------------
RETAIL -- 17.5%
Best Buy Co., Inc.                                     273,500                        17,372,720
Costco Wholesale Corporation                           473,800                        19,463,704
The Gap, Inc.(1)                                       356,500                        10,338,500
The Home Depot, Inc.(1)                                100,000                         4,655,000
Wal-Mart Stores, Inc.(1)                               310,400                        15,147,520
-------------------------------------------------------------------------------------------------
                                                                                      66,977,444
-------------------------------------------------------------------------------------------------
SECURITIES BROKERS & SERVICES -- 3.0%
The Charles Schwab Corporation(1)                      753,600                      $ 11,530,080
-------------------------------------------------------------------------------------------------
                                                                                      11,530,080
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.4%
Nokia Oyj(1,3)                                         590,850                        13,022,334
-------------------------------------------------------------------------------------------------
                                                                                      13,022,334
-------------------------------------------------------------------------------------------------
UTILITIES -- CABLE TV & RADIO -- 4.5%
Comcast Corporation, Class A                           400,000                        17,360,000
-------------------------------------------------------------------------------------------------
                                                                                      17,360,000
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $241,681,328)                                              367,681,813
-------------------------------------------------------------------------------------------------


                                                                                           VALUE
SHORT-TERM INVESTMENTS -- 3.9%
Temporary Investment Cash Fund                                                         7,509,538
Temporary Investment Fund                                                              7,509,538
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $15,019,076)                                       15,019,076
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2% (Cost $256,700,404)                                      382,700,889
-------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.2%)                                                       (773,604)
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                          $381,927,285
-------------------------------------------------------------------------------------------------

                                See notes to Schedule of Investments on page 71.
      The accompanying notes are an integral part of these financial statements.


                                                       www.RSinvestments.com  67

SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND(TM)

JUNE 30, 2001 (UNAUDITED)       FOREIGN CURRENCY(2)     SHARES                             VALUE
COMMON STOCKS -- 94.6%

ALUMINUM -- 0.6%
Kaiser Aluminum Corporation                            122,600                      $    487,948
-------------------------------------------------------------------------------------------------
                                                                                         487,948
-------------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 2.0%
Pittston Brink's Group(1)                               75,000                         1,671,750
-------------------------------------------------------------------------------------------------
                                                                                       1,671,750
-------------------------------------------------------------------------------------------------
COAL -- 1.2%
Massey Energy Company(1)                                51,100                         1,009,736
-------------------------------------------------------------------------------------------------
                                                                                       1,009,736
-------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.0%
Electronic Arts, Inc.                                      800                            46,320
-------------------------------------------------------------------------------------------------
                                                                                          46,320
-------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL -- 3.7%
RadioShack Corporation(1)                               22,100                           674,050
SUPERVALU Inc.(1)                                      140,000                         2,457,000
-------------------------------------------------------------------------------------------------
                                                                                       3,131,050
-------------------------------------------------------------------------------------------------
CONSUMER GOODS -- 2.2%
The Gillette Company(1)                                 64,800                         1,878,552
-------------------------------------------------------------------------------------------------
                                                                                       1,878,552
-------------------------------------------------------------------------------------------------
COPPER/GOLD MINING -- 2.0%
M.I.M. Holdings, Ltd.(1)                        AUD    500,000                           304,866
Teck Corporation, Class B(1)                    CAD    100,000                           853,344
WMC, Ltd.(1)                                    AUD    110,849                           539,579
-------------------------------------------------------------------------------------------------
                                                                                       1,697,789
-------------------------------------------------------------------------------------------------
DIAMOND MINING -- 1.4%
Diamond Fields International Ltd.               CAD  1,209,600                         1,235,457
-------------------------------------------------------------------------------------------------
                                                                                       1,235,457
-------------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 1.6%
Berkshire Hathaway, Inc., Class B                          600                         1,380,000
-------------------------------------------------------------------------------------------------
                                                                                       1,380,000
-------------------------------------------------------------------------------------------------
ENERGY -- 29.1%
Abacan Resource Corporation                            505,000                               758
Allegheny Energy, Inc.(1)                               70,000                         3,377,500
American Electric Power Company, Inc.(1)                40,000                         1,846,800
Anderson Exploration Ltd.                       CAD    130,000                         2,625,596
Anzoil N.L.                                     AUD  3,577,471                            50,897
Apache Corporation(1)                                    2,300                           116,725
Constellation Energy Group, Inc.(1)                     60,000                         2,556,000
Ivanhoe Energy Inc.                                  1,826,300                         6,848,625
PanCanadian Petroleum, Ltd.(1)                  CAD     50,000                         1,532,064
Talisman Energy Inc.(1)                         CAD    110,000                         4,185,996
Texaco, Inc.(1)                                          5,500                           366,300
Tosco Corporation(1)                                    24,800                         1,092,440
Valero Energy Corporation(1)                             7,600                           279,528
-------------------------------------------------------------------------------------------------
                                                                                      24,879,229
-------------------------------------------------------------------------------------------------
ENERGY SERVICES -- 14.8%
BJ Services Company                                     76,000                         2,156,880
Enbridge Inc.(1)                                CAD     12,300                           333,850
Ensign Resource Service Group, Inc.(1)          CAD    100,500                           996,682
Exelon Corporation(1)                                   70,000                        $4,488,400
NiSource Inc.(1)                                       130,000                         3,552,900
Precision Drilling Corporation, Class A         CAD     35,000                         1,092,049
-------------------------------------------------------------------------------------------------
                                                                                      12,620,761
-------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.5%
Dundee Bancorp Inc., Class A                    CAD     81,100                         1,042,100
Household International, Inc.(1)                        29,900                         1,994,330
-------------------------------------------------------------------------------------------------
                                                                                       3,036,430
-------------------------------------------------------------------------------------------------
FOOD -- 9.9%
Dole Food Company, Inc.(1)                             130,000                         2,476,500
Fresh Del Monte Produce Inc.                           541,500                         5,972,745
-------------------------------------------------------------------------------------------------
                                                                                       8,449,245
-------------------------------------------------------------------------------------------------
MEDIA -- 4.6%
Metromedia International Group, Inc.                 1,194,100                         3,928,589
-------------------------------------------------------------------------------------------------
                                                                                       3,928,589
-------------------------------------------------------------------------------------------------
NICKEL MINING -- 0.6%
Falconbridge Limited(1)                         CAD      7,200                            77,050
Inco, Ltd.                                      CAD     24,100                           416,076
-------------------------------------------------------------------------------------------------
                                                                                         493,126
-------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 3.5%
Abitibi-Consolidated Inc.(1)                     CAD   200,000                         1,528,770
Canfor Corporation(1)                            CAD   158,000                         1,030,734
Domtar, Inc.(1)                                  CAD    50,000                           461,596
-------------------------------------------------------------------------------------------------
                                                                                       3,021,100
-------------------------------------------------------------------------------------------------
PLATINUM GROUP METALS -- 1.2%
African Minerals, Ltd.(4,5)                            698,422                         1,047,633
-------------------------------------------------------------------------------------------------
                                                                                       1,047,633
-------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 0.6%
Sirius Satellite Radio Inc.                             40,000                           487,600
-------------------------------------------------------------------------------------------------
                                                                                         487,600
-------------------------------------------------------------------------------------------------
REAL ESTATE -- 5.5%
Atlantic Gulf Communities Corporation                  638,130                            12,763
Brookfield Properties Corporation(1)                   245,000                         4,681,950
-------------------------------------------------------------------------------------------------
                                                                                       4,694,713
-------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.4%
Starbucks Corporation                                   15,600                           358,800
-------------------------------------------------------------------------------------------------
                                                                                         358,800
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.9%
EchoStar Communications Corporation, Class A            50,000                         1,621,000
-------------------------------------------------------------------------------------------------
                                                                                       1,621,000
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.5%
QUALCOMM, Inc.                                           7,800                           456,144
-------------------------------------------------------------------------------------------------
                                                                                         456,144
-------------------------------------------------------------------------------------------------
TOBACCO -- 0.6%
Philip Morris Companies, Inc.(1)                         9,400                           477,050
-------------------------------------------------------------------------------------------------
                                                                                         477,050
-------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.4%
Canadian Pacific, Ltd.(1)                       CAD     30,000                         1,159,229
-------------------------------------------------------------------------------------------------
                                                                                       1,159,229
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.


68  CALL 1-800-766-FUND

JUNE 30, 2001 (UNAUDITED)       FOREIGN CURRENCY(2)     SHARES                             VALUE
TRANSPORTATION SERVICES -- 1.8%
China Yuchai International, Ltd.                     1,430,000                      $  1,573,000
-------------------------------------------------------------------------------------------------
                                                                                       1,573,000
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $87,794,065)                                                80,842,251
-------------------------------------------------------------------------------------------------


                                                        SHARES                             VALUE
CONVERTIBLE PREFERRED STOCKS -- 0.9%
Atlantic Gulf Communities Corporation,
 Series B                                              206,778                           785,756
-------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,042,967)                                     785,756
-------------------------------------------------------------------------------------------------


                                                       OPTIONS                             VALUE
OPTIONS -- 0.0%
Harmony Gold Mining Company, Ltd.,
 Strike SAR 6,000, Expire 07/31/01(6)           SAR      9,900                               295
-------------------------------------------------------------------------------------------------
TOTAL OPTIONS (Cost $43,533)                                                                 295
-------------------------------------------------------------------------------------------------


                                                      WARRANTS                              VALUE
WARRANTS -- 0.0%
Atlantic Gulf Communities Corporation,
 Strike 5.75, Expires 06/23/04(6)                      413,556                             4,825
PT Apac Citra Centertex Corporation,
 Strike IDR 1,000, Expires 07/14/01(6)          IDR  2,700,000                               237
-------------------------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $167,389)                                                             5,062
-------------------------------------------------------------------------------------------------


                                                                                           VALUE
SHORT-TERM INVESTMENTS -- 1.4%
Temporary Investment Cash Fund                                                           574,150
Temporary Investment Fund                                                                574,150
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,148,300)                                         1,148,300
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 96.9% (Cost $91,196,254)                                         82,781,664
-------------------------------------------------------------------------------------------------
OTHER ASSETS, NET -- 3.1%                                                              2,648,303
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                          $ 85,429,967
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.


                                                       www.RSinvestments.com  69

SCHEDULE OF INVESTMENTS -- GLOBAL NATURAL RESOURCES FUND

JUNE 30, 2001 (UNAUDITED)       FOREIGN CURRENCY(2)     SHARES                             VALUE
COMMON STOCKS -- 100.6%

ALUMINUM -- 3.3%
Kaiser Aluminum Corporation                            109,900                          $437,402
MAXXAM Inc.                                             29,900                           739,427
-------------------------------------------------------------------------------------------------
                                                                                       1,176,829
-------------------------------------------------------------------------------------------------
COAL -- 6.4%
CONSOL Energy, Inc.(1)                                  20,000                           506,000
Massey Energy Company(1)                                58,600                         1,157,936
Westmoreland Coal Company                               39,900                           598,500
-------------------------------------------------------------------------------------------------
                                                                                       2,262,436
-------------------------------------------------------------------------------------------------
COPPER/GOLD MINING -- 6.0%
M.I.M. Holdings, Ltd.(1)                        AUD    500,000                           304,866
Teck Corporation, Class B(1)                    CAD    150,000                         1,280,015
WMC, Ltd.(1)                                    AUD    110,848                           539,574
-------------------------------------------------------------------------------------------------
                                                                                       2,124,455
-------------------------------------------------------------------------------------------------
ENERGY -- 35.2%
Allegheny Energy, Inc.(1)                               30,000                         1,447,500
Canadian Natural Resources Ltd.(1)              CAD     58,000                         1,714,133
Elk Point Resources, Inc.                       CAD    160,000                           474,446
Mitchell Energy & Development
Corp., Class A(1)                                       16,500                           763,125
Murphy Oil Corporation(1)                                5,200                           382,720
Oiltec Resources Ltd., 144A(7)                  CAD  1,730,000                         1,538,984
PanCanadian Petroleum, Ltd.(1)                  CAD     28,000                           857,956
PYR Energy Corporation                                 200,000                         1,420,000
Richland Petroleum Corporation                  CAD    413,600                         1,171,934
Talisman Energy Inc.(1)                         CAD     40,000                         1,522,180
Vermilion Resources Ltd.                        CAD    147,100                         1,042,988
-------------------------------------------------------------------------------------------------
                                                                                      12,335,966
-------------------------------------------------------------------------------------------------
ENERGY SERVICES -- 20.6%
BJ Services Company                                     44,000                         1,248,720
Bowridge Resource Group, Inc.                   CAD    361,000                           223,609
Enbridge Inc.(1)                                CAD     60,500                         1,642,106
Ensign Resource Service Group, Inc.(1)          CAD     78,300                           776,520
NQL Drilling Tools, Inc., Class A               CAD    105,300                           659,183
Precision Drilling Corporation, Class A         CAD     28,000                           873,639
ShawCor, Ltd., Class A(1)                       CAD    100,000                         1,176,230
Willbros Group, Inc.                                    47,300                           614,900
-------------------------------------------------------------------------------------------------
                                                                                       7,214,907
-------------------------------------------------------------------------------------------------
FOOD -- 8.5%
Fresh Del Monte Produce Inc.                           269,500                         2,972,585
-------------------------------------------------------------------------------------------------
                                                                                       2,972,585
-------------------------------------------------------------------------------------------------
MANUFACTURING -- 0.4%
Tubos de Acero de Mexico S.A., ADR(1,3)                 10,300                           130,295
-------------------------------------------------------------------------------------------------
                                                                                         130,295
-------------------------------------------------------------------------------------------------
NICKEL MINING -- 5.6%
Falconbridge Limited(1)                         CAD    115,000                         1,230,660
Inco, Ltd.                                      CAD     10,900                           188,184
Noranda, Inc.(1)                                CAD     50,000                           533,422
-------------------------------------------------------------------------------------------------
                                                                                       1,952,266
-------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 5.7%
Canfor Corporation(1)                           CAD    197,200                        $1,286,460
Domtar, Inc.(1)                                 CAD     40,000                           369,277
Pacifica Papers, Inc.                           CAD     38,100                           347,719
-------------------------------------------------------------------------------------------------
                                                                                       2,003,456
-------------------------------------------------------------------------------------------------
PLATINUM GROUP METALS -- 0.9%
African Minerals, Ltd.(4,5)                            203,624                           305,436
-------------------------------------------------------------------------------------------------
                                                                                         305,436
-------------------------------------------------------------------------------------------------
REAL ESTATE -- 8.0%
Brookfield Properties Corporation(1)                    72,276                         1,381,194
Dundee Realty Corporation                       CAD    157,325                         1,409,908
-------------------------------------------------------------------------------------------------
                                                                                       2,791,102
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $35,521,253)                                                35,269,733
-------------------------------------------------------------------------------------------------


                                                      WARRANTS                             VALUE
WARRANTS -- 0.5%

ENERGY -- 0.5%
PYR Energy Corporation, Strike 4.80,
 Expires 07/31/03(4,6)                                  40,000                           156,393
-------------------------------------------------------------------------------------------------
TOTAL WARRANTS (Cost $79,872)                                                            156,393
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.1% (Cost $35,601,125)                                        35,426,126
-------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (1.1%)                                                       (368,619)
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                          $ 35,057,507
-------------------------------------------------------------------------------------------------

See notes to Schedule of Investments on page 71.
The accompanying notes are an integral part of these financial statements.


70  CALL 1-800-766-FUND

SCHEDULE OF INVESTMENTS -- PARTNERS FUND

JUNE 30, 2001 (UNAUDITED)       FOREIGN CURRENCY(2)     SHARES                             VALUE
COMMON STOCKS -- 82.5%

ALUMINUM -- 3.5%
MAXXAM Inc.                                            153,600                        $3,798,528
-------------------------------------------------------------------------------------------------
                                                                                       3,798,528
-------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS & ACCESSORIES -- 0.7%
Midas, Inc.(1)                                          63,900                           805,140
-------------------------------------------------------------------------------------------------
                                                                                         805,140
-------------------------------------------------------------------------------------------------
CLOSED END FUNDS -- 0.5%
The Cathay Investment Fund, Ltd.(4)             HKD    525,000                           532,025
-------------------------------------------------------------------------------------------------
                                                                                         532,025
-------------------------------------------------------------------------------------------------
COAL -- 5.4%
Massey Energy Company(1)                               119,800                         2,367,248
Westmoreland Coal Company                              233,400                         3,501,000
-------------------------------------------------------------------------------------------------
                                                                                       5,868,248
-------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.9%
Acclaim Entertainment, Inc.                            200,000                           976,000
-------------------------------------------------------------------------------------------------
                                                                                         976,000
-------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL -- 4.2%
Racing Champions Corporation                            23,000                           119,600
The Men's Wearhouse, Inc.                              160,000                         4,416,000
-------------------------------------------------------------------------------------------------
                                                                                       4,535,600
-------------------------------------------------------------------------------------------------
COPPER/GOLD MINING -- 4.0%
Teck Corporation, Class B(1)                    CAD    505,300                         4,311,945
-------------------------------------------------------------------------------------------------
                                                                                       4,311,945
-------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.6%
Planar Systems, Inc.                                    25,600                           663,040
-------------------------------------------------------------------------------------------------
                                                                                         663,040
-------------------------------------------------------------------------------------------------
ENERGY -- 12.1%
Allegheny Energy, Inc.(1)                               65,000                         3,136,250
Best Pacific Resources, Ltd.                    CAD  1,500,000                         1,265,189
Oiltec Resources Ltd., 144A(7)                  CAD  1,644,000                         1,462,479
PanCanadian Petroleum, Ltd.(1)                  CAD     73,000                         2,236,814
PYR Energy Corporation                                 201,700                         1,432,070
Talisman Energy Inc.(1)                         CAD     97,000                         3,691,287
-------------------------------------------------------------------------------------------------
                                                                                      13,224,089
-------------------------------------------------------------------------------------------------
ENERGY SERVICES -- 9.1%
Bowridge Resource Group, Inc.                   CAD  1,700,000                         1,053,006
Enbridge Inc.(1)                                CAD    104,600                         2,839,080
Exelon Corporation(1)                                   55,000                         3,526,600
NQL Drilling Tools, Inc., Class A               CAD    120,000                           751,206
Questar Corporation(1)                                  44,600                         1,104,296
Willbros Group, Inc.                                    47,400                           616,200
-------------------------------------------------------------------------------------------------
                                                                                       9,890,388
-------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.7%
Magna Entertainment Corporation, Class A               125,000                           798,750
-------------------------------------------------------------------------------------------------
                                                                                         798,750
-------------------------------------------------------------------------------------------------
FOOD -- 12.5%
Del Monte Foods Company                                 47,100                           394,698
Dole Food Company, Inc.(1)                             226,500                         4,314,825
Fresh Del Monte Produce Inc.                           468,300                         5,165,349
Fyffes plc(1)                                   EUR  3,630,500                         3,780,362
-------------------------------------------------------------------------------------------------
                                                                                      13,655,234
-------------------------------------------------------------------------------------------------
INSURANCE -- 0.0%
Odyssey Re Holdings Corporation                            950                            17,167
-------------------------------------------------------------------------------------------------
                                                                                          17,167
-------------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES -- 0.6%
ValueClick, Inc.                                       185,000                           592,000
-------------------------------------------------------------------------------------------------
                                                                                         592,000
-------------------------------------------------------------------------------------------------
MEDIA -- 1.5%
Metromedia International Group, Inc.                   510,100                         1,678,229
-------------------------------------------------------------------------------------------------
                                                                                       1,678,229
-------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.9%
Canfor Corporation(1)                           CAD    142,600                      $    930,270
-------------------------------------------------------------------------------------------------
                                                                                         930,270
-------------------------------------------------------------------------------------------------
RADIO & TV BROADCASTERS -- 7.0%
AT&T Corporation-Liberty Media
 Group, Class A                                        160,000                         2,798,400
Fox Entertainment Group, Inc., Class A                 150,000                         4,185,000
UnitedGlobalCom, Inc., Class A                          79,300                           685,945
-------------------------------------------------------------------------------------------------
                                                                                       7,669,345
-------------------------------------------------------------------------------------------------
REAL ESTATE -- 3.9%
Brookfield Properties Corporation(1)            CAD    135,010                         2,579,990
Dundee Realty Corporation                       CAD    189,437                         1,697,688
-------------------------------------------------------------------------------------------------
                                                                                       4,277,678
-------------------------------------------------------------------------------------------------
R.E.I.T. -- 2.1%
Lexington Corporate Properties Trust(1)                    100                             1,547
National Golf Properties, Inc.(1)                       84,700                         2,308,075
-------------------------------------------------------------------------------------------------
                                                                                       2,309,622
-------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.3%
IHOP Corporation                                        10,100                           271,185
-------------------------------------------------------------------------------------------------
                                                                                         271,185
-------------------------------------------------------------------------------------------------
STEEL -- 1.9%
USX-U.S. Steel Group(1)                                100,000                         2,015,000
-------------------------------------------------------------------------------------------------
                                                                                       2,015,000
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.8%
General Motors Corporation, Class H                    150,000                         3,037,500
-------------------------------------------------------------------------------------------------
                                                                                       3,037,500
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.4%
WorldPort Communications, Inc.                         289,300                           471,559
-------------------------------------------------------------------------------------------------
                                                                                         471,559
-------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.5%
Transportacion Maritima Mexicana
S.A. de CV, ADR(3)                                     229,400                         2,748,212
-------------------------------------------------------------------------------------------------
                                                                                       2,748,212
-------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES -- 4.4%
China Yuchai International, Ltd.                       187,700                           206,470
GATX Corporation(1)                                    115,000                         4,611,500
-------------------------------------------------------------------------------------------------
                                                                                       4,817,970
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $84,053,344)                                                89,894,724
-------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 18.1%
PNC Bank Money Market Account                                                          8,536,142
Temporary Investment Cash Fund                                                         5,602,503
Temporary Investment Fund                                                              5,602,503
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $19,741,148)                                       19,741,148
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.6% (Cost $103,794,492)                                      109,635,872
-------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (0.6%)                                                       (625,223)
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                          $109,010,649
-------------------------------------------------------------------------------------------------

(1) Income-producing security.

(2) Foreign-denominated security: AUD -- Australian Dollar, CAD -- Canadian Dollar, EUR -- Euro Dollar, HKD -- Hong Kong Dollar, IDR -- Indonesian Rupiah, SAR -- South African Rand.

(3) ADR -- American Depository Receipt.

(4) Fair value security. See 1a in Notes to Financial Statements.

(5) Restricted security. See 4e in Notes to Finanicial Statements.

(6) See 4f in Notes to Financial Statements.

(7) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

(8) See 5 in Notes to Financial Statements.


      The accompanying notes are an integral part of these financial statements.


                                                        www.RSinvestments.com 71

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2001 (unaudited)
(All numbers in thousands except for Pricing of Shares section)


                                                                           AGGRESSIVE      DIVERSIFIED          EMERGING
                                                                               GROWTH           GROWTH            GROWTH
  ASSETS
  Investments (including securities on loan), at value                       $180,942         $830,565        $3,655,735
  Deposits with brokers for securities sold short                                   -                -                 -
  Receivable for investments sold                                                 151           13,181             2,159
  Receivable for fund shares subscribed                                         1,363            4,039            18,154
  Dividends/interest receivable                                                    46              257               859
  Prepaid expenses                                                                  1                6                42
  Other receivables                                                                17              151               505
  ----------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                                182,520          848,199         3,677,454
  ----------------------------------------------------------------------------------------------------------------------

  LIABILITIES
  Securities sold short/written options                                             -                -                 -
  Temporary borrowings                                                              -                -                 -
  Collateral on securities loaned, at value                                    25,066          108,345           530,565
  Payable for investments purchased                                                20           20,864               505
  Payable for fund shares redeemed                                              1,131            1,481            42,528
  Payable to adviser                                                              124              530             2,467
  Payable to distributor                                                           31              132               617
  Accrued expenses/other liabilities                                               95              482             2,360
  ----------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                            26,467          131,834           579,042
  ----------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                           $156,053         $716,365        $3,098,412
  ----------------------------------------------------------------------------------------------------------------------

  NET ASSETS CONSIST OF:
  Paid-in capital                                                             225,601          855,553         3,928,663
  Accumulated undistributed net investment income/(loss)                        (585)          (2,868)          (10,423)
  Accumulated net realized gain/(loss) from investments
   and from securities sold short and options written,
   and foreign currency transactions                                         (56,854)        (113,441)       (1,072,573)
  Net unrealized appreciation/(depreciation) on
    investments and on securities sold short and options
    written, and translation of assets and liabilities
    in foreign currencies                                                    (12,109)         (22,879)           252,745
  ----------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                           $156,053         $716,365        $3,098,412
  ----------------------------------------------------------------------------------------------------------------------
  INVESTMENTS, AT COST                                                       $193,051         $853,445        $3,402,990
  ----------------------------------------------------------------------------------------------------------------------
  PROCEEDS FROM SECURITIES SOLD SHORT                                               -                -                 -
  ----------------------------------------------------------------------------------------------------------------------
  PREMIUMS FROM OPTIONS WRITTEN                                                     -                -                 -
  ----------------------------------------------------------------------------------------------------------------------
  PRICING OF SHARES
  Net Asset Value, offering, and redemption price per share                     $7.23           $24.10            $36.12
  Net Assets                                                             $156,053,087     $716,365,240    $3,098,411,999
  Shares of beneficial interest outstanding with no par value              21,569,487       29,720,931        85,769,665

   The accompanying notes are an integral part of these financial statements.

72  CALL 1-800-766-FUND

                                                                               THE                                         SMALLER
                                                                       INFORMATION     RS INTERNET           MIDCAP        COMPANY
                                                                       AGE FUND(R)    AGE FUND(TM)    OPPORTUNITIES         GROWTH
  ASSETS
  Investments (including securities on loan), at value                    $142,926         $88,633         $218,509       $112,406
  Deposits with brokers for securities sold short                                -           2,721                -              -
  Receivable for investments sold                                               16               -            8,371          2,966
  Receivable for fund shares subscribed                                        432           1,475              169          2,406
  Dividends/interest receivable                                                 43              22              584             23
  Prepaid expenses                                                               3             150                2              1
  Other receivables                                                            197              29               13             69

----------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                             143,617          93,030          227,648        117,871
----------------------------------------------------------------------------------------------------------------------------------

  LIABILITIES
  Securities sold short/written options                                          -           2,173              101              -
  Temporary borrowings                                                           -               -                -              -
  Collateral on securities loaned, at value                                      -          11,522           30,664         16,141
  Payable for investments purchased                                             15           1,017            9,050          1,326
  Payable for fund shares redeemed                                              53             818              192            183
  Payable to adviser                                                           117              76              153             97
  Payable to distributor                                                        29              15               38             20
  Accrued expenses/other liabilities                                           126              99              117             68
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                            340          15,720           40,315         17,835
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                        $143,277         $77,310         $187,333       $100,036
----------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS CONSIST OF:
  Paid-in capital                                                          149,415         214,981          193,717         71,123
  Accumulated undistributed net investment income/(loss)                     (523)           (305)              709          (500)
  Accumulated net realized gain/(loss) from investments
   and from securities sold short and options written,
   and foreign currency transactions                                      (11,105)       (145,554)         (16,109)         6,537
  Net unrealized appreciation/(depreciation) on
    investments and on securities sold short and options
    written, and translation of assets and liabilities
    in foreign currencies                                                    5,490           8,188            9,016         22,876
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                        $143,277         $77,310         $187,333       $100,036
----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS, AT COST                                                    $137,435         $80,768         $209,467        $89,530
----------------------------------------------------------------------------------------------------------------------------------
  PROCEEDS FROM SECURITIES SOLD SHORT                                            -          $2,496                -              -
----------------------------------------------------------------------------------------------------------------------------------
  PREMIUMS FROM OPTIONS WRITTEN                                                  -               -              $76              -
----------------------------------------------------------------------------------------------------------------------------------
  PRICING OF SHARES
  Net Asset Value, offering, and redemption price per share                 $15.32           $5.94           $11.34         $21.18
  Net Assets                                                          $143,277,337     $77,309,807     $187,333,127   $100,035,594
  Shares of beneficial interest outstanding with no par value            9,349,874      13,006,361       16,514,548      4,724,119


                                                                                                THE         GLOBAL
                                                                            VALUE +      CONTRARIAN        NATURAL
                                                                             GROWTH        FUND(TM)      RESOURCES        PARTNERS
  ASSETS
  Investments (including securities on loan), at value                     $382,701         $82,782        $35,426        $109,636
  Deposits with brokers for securities sold short                                 -               -              -               -
  Receivable for investments sold                                                44           1,374          1,558           4,590
  Receivable for fund shares subscribed                                          99             151             60           1,690
  Dividends/interest receivable                                                  65             116             70             153
  Prepaid expenses                                                                6               1              -               1
  Other receivables                                                               -           1,363              -               -
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                              382,915          85,787         37,114         116,070
----------------------------------------------------------------------------------------------------------------------------------

  LIABILITIES
  Securities sold short/written options                                           -               -              -               -
  Temporary borrowings                                                            -               -             25               -
  Collateral on securities loaned, at value                                       -               -              -               -
  Payable for investments purchased                                              42               -              -           5,062
  Payable for fund shares redeemed                                              285             159          1,948           1,818
  Payable to adviser                                                            321             105             38             113
  Payable to distributor                                                         80              17              9              22
  Accrued expenses/other liabilities                                            260              76             36              44
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                             988             357          2,056           7,059
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                         $381,927         $85,430        $35,058        $109,011
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS CONSIST OF:
  Paid-in capital                                                           232,395         226,179         49,553          95,297
  Accumulated undistributed net investment income/(loss)                    (2,117)           (163)           (17)             151
  Accumulated net realized gain/(loss) from investments
   and from securities sold short and options written,
   and foreign currency transactions                                         25,649       (132,172)       (14,303)           7,715
  Net unrealized appreciation/(depreciation) on
    investments and on securities sold short and options
    written, and translation of assets and liabilities
    in foreign currencies                                                   126,000         (8,414)          (175)           5,848
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                         $381,927         $85,430        $35,058        $109,011
----------------------------------------------------------------------------------------------------------------------------------
  INVESTMENTS, AT COST                                                     $256,700         $91,196        $35,601        $103,794
----------------------------------------------------------------------------------------------------------------------------------
  PROCEEDS FROM SECURITIES SOLD SHORT                                             -               -              -               -
----------------------------------------------------------------------------------------------------------------------------------
  PREMIUMS FROM OPTIONS WRITTEN                                                   -               -              -               -
----------------------------------------------------------------------------------------------------------------------------------
  PRICING OF SHARES
  Net Asset Value, offering, and redemption price per share                  $21.19          $11.39         $12.43          $19.08
  Net Assets                                                           $381,927,285     $85,429,967    $35,057,507    $109,010,649
  Shares of beneficial interest outstanding with no par value            18,027,868       7,503,321      2,820,723       5,714,695


   The accompanying notes are an integral part of these financial statements.

                                                       www.RSinvestments.com  73

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001 (unaudited)
(All numbers in thousands)


                                                                                AGGRESSIVE      DIVERSIFIED         EMERGING
                                                                                    GROWTH           GROWTH           GROWTH
  INVESTMENT INCOME
  Interest                                                                            $422             $531           $9,838
  Dividends                                                                            113            1,199            1,014
  Withholding taxes on foreign dividends                                               (2)              (1)             (36)
----------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                              533            1,729           10,816
----------------------------------------------------------------------------------------------------------------------------
  EXPENSES
  Investment advisory fees                                                             781            2,987           15,766
  Distribution fees                                                                    195              747            3,942
  Transfer agent fees                                                                  116              548            2,962
  Custodian fees                                                                        15               67              148
  Accounting/administrative service fees                                                91              314              802
  Shareholder reports                                                                   34              288              716
  Professional fees                                                                     13               43              234
  Registration fees                                                                     37               38               65
  Interest expense                                                                       3               92                -
  Trustees' fees and expenses                                                            3               10               62
  Other expense                                                                          2               10               74
----------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                     1,290            5,144           24,771
----------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                        -                -                -
  Expense offsets and other waivers                                                  (172)            (576)          (3,532)
----------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                                1,118            4,568           21,239
----------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                                       (585)          (2,839)         (10,423)
----------------------------------------------------------------------------------------------------------------------------
  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON INVESTMENTS AND
   SECURITIES SOLD SHORT AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and
   foreign currency transactions                                                  (37,232)         (34,348)        (769,011)
  Net realized gain/(loss) from securities sold
   short and options written                                                             -               31                -
  Net change in unrealized appreciation/depreciation
   on investments and on translation on assets and
   liabilities in foreign currency                                                  12,586           75,233           92,563
  Net change in unrealized appreciation/depreciation
   on securities sold short and options written                                          -                -                -
----------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD
   SHORT AND OPTIONS WRITTEN                                                      (24,646)           40,916        (676,448)
----------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                ($25,231)          $38,077       ($686,871)
----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

74  CALL 1-800-766-FUND

                                                                                  THE                                       SMALLER
                                                                          INFORMATION     RS INTERNET           MIDCAP      COMPANY
                                                                          AGE FUND(R)    AGE FUND(TM)    OPPORTUNITIES       GROWTH
  INVESTMENT INCOME
  Interest                                                                       $701            $450           $1,299         $201
  Dividends                                                                       184               3              812           76
  Withholding taxes on foreign dividends                                          (6)               -                -            -
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                         879             453            2,111          277
-----------------------------------------------------------------------------------------------------------------------------------
  EXPENSES
  Investment advisory fees                                                        849             503              943          653
  Distribution fees                                                               212             101              236          127
  Transfer agent fees                                                             136             161               95           75
  Custodian fees                                                                   10              13               20           15
  Accounting/administrative service fees                                           98              47              110           60
  Shareholder reports                                                              41               8              112           23
  Professional fees                                                                14               6               15           10
  Registration fees                                                                43              18               35           21
  Interest expense                                                                  -               1                3            -
  Trustees' fees and expenses                                                       4               1                4            2
  Other expense                                                                     5               3                4            2
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                                1,412             862            1,577          988
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                   -               -                -          (7)
  Expense offsets and other waivers                                              (10)           (119)            (175)        (228)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                           1,402             743            1,402          753
-----------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                                  (523)            (290)             709        (476)
-----------------------------------------------------------------------------------------------------------------------------------
  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON INVESTMENTS AND
   SECURITIES SOLD SHORT AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and
   foreign currency transactions                                             (12,799)         (62,678)         (4,019)        7,653
  Net realized gain/(loss) from securities sold
   short and options written                                                        -            1,501           1,117            -
  Net change in unrealized appreciation/depreciation
   on investments and on translation on assets and
   liabilities in foreign currency                                           (24,938)           51,420         (3,167)      (5,816)
  Net change in unrealized appreciation/depreciation
   on securities sold short and options written                                     -              323            (35)            -
-----------------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD
   SHORT AND OPTIONS WRITTEN                                                 (37,737)          (9,434)         (6,104)        1,837
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           ($38,260)         ($9,724)        ($5,395)       $1,361
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                              THE          GLOBAL
                                                                            VALUE +    CONTRARIAN         NATURAL
                                                                             GROWTH      FUND(TM)       RESOURCES       PARTNERS
  INVESTMENT INCOME
  Interest                                                                     $380          $115             $94           $321
  Dividends                                                                     964           739             207            432
  Withholding taxes on foreign dividends                                       (15)          (58)            (15)           (24)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                                     1,329           796             286            729
-----------------------------------------------------------------------------------------------------------------------------------

  EXPENSES
  Investment advisory fees                                                    2,179           655             176            445
  Distribution fees                                                             545           109              44             85
  Transfer agent fees                                                           271            80              44             56
  Custodian fees                                                                 21            17               7              6
  Accounting/administrative service fees                                        240            53              21             40
  Shareholder reports                                                           105            21               7             11
  Professional fees                                                              34            36               2              6
  Registration fees                                                              22            20              17             25
  Interest expense                                                               10             5               1              -
  Trustees' fees and expenses                                                     8             2               1              1
  Other expense                                                                  11             5               2              1
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                              3,446         1,003             322            676
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Expense waiver by adviser                                                 -             -               -           (19)
  Expense offsets and other waivers                                               -          (13)            (19)           (17)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES, NET                                                         3,446           990             303            640
-----------------------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME/(LOSS)                                              (2,117)         (194)            (17)             89
-----------------------------------------------------------------------------------------------------------------------------------

  REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON INVESTMENTS AND
   SECURITIES SOLD SHORT AND OPTIONS WRITTEN
  Net realized gain/(loss) from investments and
   foreign currency transactions                                             32,579         1,690           3,475          6,541
  Net realized gain/(loss) from securities sold
   short and options written                                                      -        11,830               -              -
  Net change in unrealized appreciation/depreciation
   on investments and on translation on assets and
   liabilities in foreign currency                                         (94,491)         1,729         (1,584)          3,238
  Net change in unrealized appreciation/depreciation
   on securities sold short and options written                                   -      (12,234)               -              -
-----------------------------------------------------------------------------------------------------------------------------------
  NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD
   SHORT AND OPTIONS WRITTEN                                               (61,912)         3,015           1,891          9,779
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         ($64,029)        $2,821          $1,874         $9,868
-----------------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                       www.RSinvestments.com  75

STATEMENT OF CHANGES IN NET ASSETS
(All numbers in thousands, six-month-ended numbers are unaudited)

                                                                           AGGRESSIVE GROWTH                DIVERSIFIED GROWTH
                                                                    ------------------------------    -----------------------------
                                                                      FOR THE SIX          FOR THE      FOR THE SIX         FOR THE
                                                                     MONTHS ENDED     PERIOD ENDED     MONTHS ENDED      YEAR ENDED
                                                                    JUNE 30, 2001   DEC. 31, 2000*    JUNE 30, 2001   DEC. 31, 2000
  OPERATIONS
  Net investment income/(loss)                                             ($585)           ($856)         ($2,839)        ($6,277)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                        (37,232)         (19,622)         (34,348)        (78,159)
  Net realized gain/(loss) from securities sold short and
    options written                                                             -                -               31           (378)
  Net change in unrealized appreciation/depreciation on
    investments and on translation of assets and liabilities
    in foreign currency                                                    12,586         (24,695)           75,233       (180,134)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                                -                -                -               -
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                            (25,231)         (45,173)           38,077       (264,948)
-----------------------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                         -                -                -               -
  Realized gain on investments and securities sold short                        -                -                -        (27,662)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                           -                -                -        (27,662)
-----------------------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                        84,059          327,782          340,930       1,258,291
  Reinvestment of distributions                                                 -                -                -          26,418
  Cost of shares redeemed                                                (83,926)        (101,458)        (230,530)       (728,957)
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                                 133          226,324          110,400         555,752
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                  (25,098)          181,151          148,477         263,142
-----------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Period                                                     181,151                -          567,888         304,746
  End of Period                                                          $156,053         $181,151         $716,365        $567,888
-----------------------------------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                  (585)                -          (2,868)            (29)
-----------------------------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                     11,174           32,846           15,083          37,851
  Reinvested                                                                    -                -                -           1,211
  Redeemed                                                               (11,633)         (10,817)         (10,239)        (23,424)
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                                   (459)           22,029            4,844          15,638
-----------------------------------------------------------------------------------------------------------------------------------

* Investment operations commenced on May 1, 2000.

The accompanying notes are an integral part of these financial statements.

76  CALL 1-800-766-FUND

                                                                         EMERGING GROWTH              THE INFORMATION AGE FUND(R)
                                                                 ------------------------------     ------------------------------
                                                                   FOR THE SIX          FOR THE       FOR THE SIX          FOR THE
                                                                  MONTHS ENDED       YEAR ENDED      MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2001    DEC. 31, 2000     JUNE 30, 2001    DEC. 31, 2000
  OPERATIONS
  Net investment income/(loss)                                       ($10,423)        ($41,758)            ($523)         ($4,280)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                    (769,011)        (286,610)          (12,799)           59,821
  Net realized gain/(loss) from securities sold short and
    options written                                                          -                -                 -                -
  Net change in unrealized appreciation/depreciation on
    investments and on translation of assets and liabilities
    in foreign currency                                                 92,563      (1,322,782)          (24,938)        (182,960)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                             -                -                 -                -
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                        (686,871)      (1,651,150)          (38,260)        (127,419)
-----------------------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                      -                -                 -                -
  Realized gain on investments and securities sold short                     -        (124,948)                 -         (40,329)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                        -        (124,948)                 -         (40,329)
-----------------------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                  2,935,083        9,011,982            71,267          562,801
  Reinvestment of distributions                                              -          115,565                 -           38,859
  Cost of shares redeemed                                          (3,016,828)      (7,064,041)          (91,550)        (586,728)
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                         (81,745)        2,063,506          (20,283)           14,932
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                              (768,616)          287,408          (58,543)        (152,816)
-----------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Period                                                3,867,028        3,579,620           201,820          354,636
  End of Period                                                     $3,098,412       $3,867,028          $143,277         $201,820

-----------------------------------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                            (10,423)                -             (523)                -
-----------------------------------------------------------------------------------------------------------------------------------


  OTHER INFORMATION:
  SHARES
  Sold                                                                  80,670          143,579             4,036           14,916
  Reinvested                                                                 -            2,661                 -            1,993
  Redeemed                                                            (82,751)        (117,391)           (5,304)         (16,200)
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                              (2,081)           28,849           (1,268)              709
-----------------------------------------------------------------------------------------------------------------------------------


                                                                     RS INTERNET AGE FUND(TM)             MIDCAP OPPORTUNITIES
                                                                  ------------------------------     -----------------------------
                                                                    FOR THE SIX          FOR THE       FOR THE SIX         FOR THE
                                                                   MONTHS ENDED       YEAR ENDED      MONTHS ENDED      YEAR ENDED
                                                                  JUNE 30, 2001    DEC. 31, 2000     JUNE 30, 2001   DEC. 31, 2000
  OPERATIONS
  Net investment income/(loss)                                           ($290)         ($3,004)              $709          ($331)
  Net realized gain/(loss) from investments and
    foreign currency transactions                                      (62,678)         (86,077)           (4,019)          18,713
  Net realized gain/(loss) from securities sold short and
    options written                                                       1,501            1,869             1,117             406
  Net change in unrealized appreciation/depreciation on
    investments and on translation of assets and liabilities
    in foreign currency                                                  51,420         (54,394)           (3,167)        (37,101)
  Net change in unrealized appreciation/depreciation
    on securities sold short and options written                            323                -              (35)               9
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                           (9,724)        (141,606)           (5,395)        (18,304)
-----------------------------------------------------------------------------------------------------------------------------------

  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                       -                -                 -           (255)
  Realized gain on investments and securities sold short                      -                -                 -        (42,509)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                         -                -                 -        (42,764)
-----------------------------------------------------------------------------------------------------------------------------------

  CAPITAL SHARE TRANSACTIONS
  Net proceeds from sales of shares                                      24,642          313,960            47,576         179,567
  Reinvestment of distributions                                               -                -                 -          41,475
  Cost of shares redeemed                                              (37,889)        (175,658)          (52,763)       (188,588)
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM CAPITAL SHARE TRANSACTIONS                          (13,247)          138,302           (5,187)          32,454
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS                                (22,971)          (3,304)          (10,582)        (28,614)
-----------------------------------------------------------------------------------------------------------------------------------

  NET ASSETS
  Beginning of Period                                                   100,281          103,585           197,915         226,529
  End of Period                                                         $77,310         $100,281          $187,333        $197,915
-----------------------------------------------------------------------------------------------------------------------------------
  UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
    INCLUDED IN NET ASSETS                                                (305)             (15)               709               -
-----------------------------------------------------------------------------------------------------------------------------------

  OTHER INFORMATION:
  SHARES
  Sold                                                                    4,161           23,533             4,214          10,537
  Reinvested                                                                  -                -                 -           3,690
  Redeemed                                                              (6,512)         (16,677)           (4,682)        (11,476)
-----------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE)                                               (2,351)            6,856             (468)           2,751
-----------------------------------------------------------------------------------------------------------------------------------

* Investment operations commenced on May 1, 2000.

The accompanying notes are an integral part of these financial statements.


                                                       www.RSinvestments.com  77

STATEMENT OF CHANGES IN NET ASSETS
(All numbers in thousands, six months-ended numbers are unaudited)

                                                                           SMALLER COMPANY GROWTH
                                                                        ---------------------------
                                                                         FOR THE SIX        FOR THE
                                                                        MONTHS ENDED     YEAR ENDED
                                                                       JUNE 30, 2001  DEC. 31, 2000
OPERATIONS
Net investment income/(loss)                                                    ($476)      ($1,713)
Net realized gain/(loss) from investments and
  foreign currency transactions                                                 7,653        16,828
Net realized gain/(loss) from securities sold short and options written             -             -
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency             (5,816)      (10,973)
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                      -             -
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                     1,361         4,142
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                               -             -
Realized gain on investments and securities sold short                              -       (11,793)
-----------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                 -       (11,793)
-----------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                              49,106       184,885
Reinvestment of distributions                                                       -        11,205
Cost of shares redeemed                                                       (56,780)     (185,402)
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                    (7,674)       10,688
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                          (6,313)        3,037
-----------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                           106,349       103,312
End of Period                                                                $100,036      $106,349

-----------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                         (500)          (24)
-----------------------------------------------------------------------------------------------------


OTHER INFORMATION:
SHARES
Sold                                                                            2,442         6,852
Reinvested                                                                          -           560
Redeemed                                                                       (2,858)       (6,896)
-----------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                          (416)          516
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


78  CALL 1-800-766-FUND

                                                                                  VALUE + GROWTH          THE CONTRARIAN FUND(TM)
                                                                         ----------------------------  ----------------------------
                                                                           FOR THE SIX        FOR THE    FOR THE SIX        FOR THE
                                                                          MONTHS ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED
                                                                         JUNE 30, 2001  DEC. 31, 2000  JUNE 30, 2001  DEC. 31, 2000
OPERATIONS
Net investment income/(loss)                                                   ($2,117)       ($6,438)         ($194)          $189
Net realized gain/(loss) from investments and
  foreign currency transactions                                                 32,579         45,020          1,690         (7,283)
Net realized gain/(loss) from securities sold short and options written              -              -         11,830          3,850
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency             (94,491)       (99,351)         1,729         13,629
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                      -               -        (12,234)        (1,740)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                    (64,029)       (60,769)         2,821          8,645
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                -              -              -              -
Realized gain on investments and securities sold short                               -        (42,721)             -              -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                  -        (42,721)             -              -
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                              248,338        542,871         12,036         56,421
Reinvestment of distributions                                                        -         41,035              -              -
Cost of shares redeemed                                                       (284,576)      (672,122)       (21,346)       (89,058)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                    (36,238)       (88,216)        (9,310)       (32,637)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                         (100,267)      (191,706)        (6,489)       (23,992)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                            482,194        673,900         91,919        115,911
End of Period                                                                 $381,927       $482,194        $85,430        $91,919

------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                        (2,117)             -          (163)             31
------------------------------------------------------------------------------------------------------------------------------------


OTHER INFORMATION:
SHARES
Sold                                                                            10,543         17,593          1,068          5,302
Reinvested                                                                           -          1,736              -              -
Redeemed                                                                       (12,103)       (21,884)        (1,898)        (8,558)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                         (1,560)        (2,555)          (830)        (3,256)
------------------------------------------------------------------------------------------------------------------------------------
                                                                            GLOBAL NATURAL RESOURCES               PARTNERS
                                                                          ---------------------------- ----------------------------
                                                                            FOR THE SIX        FOR THE   FOR THE SIX        FOR THE
                                                                           MONTHS ENDED     YEAR ENDED  MONTHS ENDED     YEAR ENDED
                                                                          JUNE 30, 2001  DEC. 31, 2000 JUNE 30, 2001  DEC. 31, 2000
OPERATIONS
Net investment income/(loss)                                                       ($17)         ($145)          $89           $163
Net realized gain/(loss) from investments and
  foreign currency transactions                                                   3,475          3,833         6,541          3,213
Net realized gain/(loss) from securities sold short and options written               -              -             -              -
Net change in unrealized appreciation/depreciation on investments
  and on translation of assets and liabilities in foreign currency               (1,584)         2,478         3,238          2,500
Net change in unrealized appreciation/depreciation
  on securities sold short and options written                                        -              -             -              -
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                                       1,874          6,166         9,868          5,876
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                                 -              -             -              -
Realized gain on investments and securities sold short                                -              -             -              -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                   -              -             -              -
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from sales of shares                                                41,002         46,480       140,344         35,455
Reinvestment of distributions                                                         -              -             -              -
Cost of shares redeemed                                                         (37,189)       (46,093)      (69,498)       (35,408)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                       3,813            387        70,846             47
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                             5,687          6,553        80,714          5,923
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Period                                                              29,371         22,818        28,297         22,374
End of Period                                                                   $35,058        $29,371      $109,011        $28,297

------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)
  INCLUDED IN NET ASSETS                                                            (17)             -           151             62
------------------------------------------------------------------------------------------------------------------------------------


OTHER INFORMATION:
SHARES
Sold                                                                              3,209          4,573         7,814          2,600
Reinvested                                                                            -              -             -              -
Redeemed                                                                         (2,945)        (4,514)       (3,900)        (2,671)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                                             264             59         3,914            (71)
------------------------------------------------------------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.


                                                       www.RSinvestments.com  79

FINANCIAL HIGHLIGHTS
(Six-month-ended numbers are unaudited)

                                                                                              DISTRIBUTIONS   DISTRIBUTIONS
                                                          NET   NET REALIZED                       FROM NET       FROM NET
                              NET ASSET VALUE,     INVESTMENT AND UNREALIZED          TOTAL      INVESTMENT        REALIZED
                           BEGINNING OF PERIOD  INCOME/(LOSS)    GAIN/(LOSS)     OPERATIONS          INCOME   CAPITAL GAINS
AGGRESSIVE GROWTH
Six Months Ended 6/30/01                $8.22        ($0.03)        ($0.96)        ($0.99)       $     -       $       -
Period Ended 12/31/00(2)                10.00         (0.04)         (1.74)         (1.78)             -               -

DIVERSIFIED GROWTH
Six Months Ended 6/30/01                22.83         (0.10)          1.37           1.27              -               -
Year Ended 12/31/00                     32.99         (0.25)         (8.69)         (8.94)             -           (1.22)
Year Ended 12/31/99                     15.89             -          22.58          22.58              -           (5.48)
Year Ended 12/31/98(6)                  14.04         (0.19)          2.43           2.24              -           (0.39)
Year Ended 12/31/97(6)                  12.42         (0.17)          3.72           3.55              -           (1.93)
Period Ended 12/31/96(3),(6)            10.00         (0.05)          2.47           2.42              -               -

EMERGING GROWTH
Six Months Ended 6/30/01                44.02         (0.12)         (7.78)         (7.90)             -               -
Year Ended 12/31/00                     60.67         (0.47)        (14.74)        (15.21)             -           (1.44)
Year Ended 12/31/99                     22.95          0.14          40.89          41.03              -           (3.31)
Year Ended 12/31/98(6)                  18.71         (0.20)          5.32           5.12              -           (0.88)
Year Ended 12/31/97(6)                  20.07         (0.14)          3.80           3.66              -           (5.02)
Year Ended 12/31/96(6)                  19.21         (0.17)          4.23           4.06              -           (3.02)

THE INFORMATION AGE FUND(R)
Six Months Ended 6/30/01                19.01         (0.06)         (3.63)         (3.69)             -               -
Year Ended 12/31/00                     35.79         (0.40)        (12.05)        (12.45)             -           (4.33)
Year Ended 12/31/99                     17.96             -          21.72          21.72              -           (3.89)
Year Ended 12/31/98(6)                  11.80         (0.20)          6.36           6.16              -               -
Year Ended 12/31/97(6)                  11.51         (0.22)          0.95           0.73              -           (0.44)
Year Ended 12/31/96(6)                   9.30         (0.20)          2.68           2.48              -           (0.27)

RS INTERNET AGE FUND(TM)
Six Months Ended 6/30/01                 6.53         (0.02)         (0.57)         (0.59)             -               -
Year Ended 12/31/00                     12.18         (0.20)         (5.45)         (5.65)             -               -
Period Ended 12/31/99(4)                10.00             -           2.18           2.18              -               -

MIDCAP OPPORTUNITIES
Six Months Ended 6/30/01                11.65          0.04          (0.35)         (0.31)             -               -
Year Ended 12/31/00                     15.92         (0.02)         (1.09)         (1.11)         (0.02)          (3.14)
Year Ended 12/31/99                     14.04          0.04           6.95           6.99          (0.05)          (5.06)
Year Ended 12/31/98(6)                  13.52          0.14           1.34           1.48          (0.19)          (0.77)
Year Ended 12/31/97(6)                  13.62          0.07           2.90           2.97          (0.04)          (3.03)
Year Ended 12/31/96(6)                  11.24          0.02           2.70           2.72          (0.02)          (0.32)


See notes to Financial Highlights on page 83.
The accompanying notes are an integral part of these financial statements.


80  CALL 1-800-766-FUND

                                                                                                  NET RATIO     GROSS RATIO
                                                     NET ASSET                   NET ASSETS      OF EXPENSES    OF EXPENSES
                                                    VALUE, END        TOTAL        END OF        TO AVERAGE     TO AVERAGE
                                                     OF PERIOD     RETURN(1)    PERIOD (000S)    NET ASSETS(1) NET ASSETS(1)
AGGRESSIVE GROWTH
Six Months Ended 6/30/01                              $7.23        (12.04)%       $156,053           1.43%          1.65%
Period Ended 12/31/00(2)                               8.22        (17.80)%        181,151           1.46%          1.66%

DIVERSIFIED GROWTH
Six Months Ended 6/30/01                              24.10          5.56%         716,365           1.53%          1.72%
Year Ended 12/31/00                                   22.83        (26.91)%        567,888           1.51%          1.66%
Year Ended 12/31/99                                   32.99        150.21%         304,746           1.84%          1.89%
Year Ended 12/31/98(6)                                15.89         16.28%          69,031           1.89%          1.95%
Year Ended 12/31/97(6)                                14.04         29.45%          80,278           1.94%          2.14%
Period Ended 12/31/96(3),(6)                          12.42         24.20%          59,588           2.28%          2.44%

EMERGING GROWTH
Six Months Ended 6/30/01                              36.12        (17.95)%      3,098,412           1.35%          1.57%
Year Ended 12/31/00                                   44.02        (25.04)%      3,867,028           1.29%          1.50%
Year Ended 12/31/99                                   60.67        182.56%       3,579,620           1.51%          1.51%
Year Ended 12/31/98(6)                                22.95         28.02%         403,330           1.47%          1.47%
Year Ended 12/31/97(6)                                18.71         18.54%         248,730           1.50%          1.50%
Year Ended 12/31/96(6)                                20.07         21.53%         210,404           1.60%          1.60%

THE INFORMATION AGE FUND(R)
Six Months Ended 6/30/01                              15.32        (19.41)%        143,277           1.65%          1.66%
Year Ended 12/31/00                                   19.01        (35.09)%        201,820           1.54%          1.54%
Year Ended 12/31/99                                   35.79        126.22%         354,636           1.68%          1.69%
Year Ended 12/31/98(6)                                17.96         52.20%         159,604           1.74%          1.74%
Year Ended 12/31/97(6)                                11.80          6.15%         118,832           1.82%          1.82%
Year Ended 12/31/96(6)                                11.51         26.72%         106,264           2.03%          2.03%

RS INTERNET AGE FUND(TM)
Six Months Ended 6/30/01                               5.94         (9.04)%         77,310           1.84%          2.14%
Year Ended 12/31/00                                    6.53        (46.39)%        100,281           1.78%          2.00%
Period Ended 12/31/99(4)                              12.18         21.80%         103,585           1.76%          1.82%

MIDCAP OPPORTUNITIES
Six Months Ended 6/30/01                              11.34         (2.66)%        187,333           1.49%          1.67%
Year Ended 12/31/00                                   11.65         (6.28)%        197,915           1.39%          1.58%
Year Ended 12/31/99                                   15.92         56.12%         226,529           1.59%          1.67%
Year Ended 12/31/98(6)                                14.04         11.65%         183,910           1.30%          1.64%
Year Ended 12/31/97(6)                                13.52         22.40%         298,669           1.30%          1.72%
Year Ended 12/31/96(6)                                13.62         24.16%         309,775           1.71%          1.76%
                                    NET RATIO OF       GROSS RATIO OF
                                  NET INVESTMENT       NET INVESTMENT           PORTFOLIO
                                INCOME/(LOSS) TO       INCOME/(LOSS) TO          TURNOVER
                              AVERAGE NET ASSETS(1)  AVERAGE NET ASSETS(1)        RATE(1)
AGGRESSIVE GROWTH
Six Months Ended 6/30/01               (0.75)%            (0.97)%                  97%
Period Ended 12/31/00(2)               (0.81)%            (1.01)%                 167%

DIVERSIFIED GROWTH
Six Months Ended 6/30/01               (0.95)%            (1.14)%                 145%
Year Ended 12/31/00                    (1.01)%            (1.16)%                 383%
Year Ended 12/31/99                    (1.40)%            (1.44)%                 473%
Year Ended 12/31/98(6)                 (1.29)%            (1.35)%                 403%
Year Ended 12/31/97(6)                 (1.20)%            (1.40)%                 370%
Period Ended 12/31/96(3),(6)           (1.05)%            (1.21)%                  69%

EMERGING GROWTH
Six Months Ended 6/30/01               (0.66)%            (0.88)%                  61%
Year Ended 12/31/00                    (0.82)%            (1.03)%                 157%
Year Ended 12/31/99                    (1.19)%            (1.19)%                 177%
Year Ended 12/31/98(6)                 (1.03)%            (1.03)%                 291%
Year Ended 12/31/97(6)                 (0.68)%            (0.68)%                 462%
Year Ended 12/31/96(6)                 (0.83)%            (0.83)%                 270%

THE INFORMATION AGE FUND(R)
Six Months Ended 6/30/01               (0.62)%            (0.63)%                 150%
Year Ended 12/31/00                    (1.22)%            (1.22)%                 185%
Year Ended 12/31/99                    (1.54)%            (1.55)%                 182%
Year Ended 12/31/98(6)                 (1.55)%            (1.55)%                 224%
Year Ended 12/31/97(6)                 (1.71)%            (1.71)%                 369%
Year Ended 12/31/96(6)                 (1.85)%            (1.85)%                 452%

RS INTERNET AGE FUND(TM)
Six Months Ended 6/30/01               (0.72)%            (1.02)%                 163%
Year Ended 12/31/00                    (1.52)%            (1.74)%                 238%
Period Ended 12/31/99(4)               (1.34)%            (1.40)%                   2%

MIDCAP OPPORTUNITIES
Six Months Ended 6/30/01                0.75%              0.57%                  231%
Year Ended 12/31/00                    (0.14)%            (0.33)%                 542%
Year Ended 12/31/99                     0.31%              0.23%                  408%
Year Ended 12/31/98(6)                  1.00%              0.65%                  212%
Year Ended 12/31/97(6)                  0.45%              0.03%                  236%
Year Ended 12/31/96(6)                  0.18%              0.13%                  212%

                                   See notes to Financial Highlights on page 83.
      The accompanying notes are an integral part of these financial statements.

                                                       www.RSinvestments.com  81

FINANCIAL HIGHLIGHTS
(Six-month-ended numbers are unaudited)

                                                                                               DISTRIBUTIONS   DISTRIBUTIONS
                                                           NET   NET REALIZED                       FROM NET       FROM NET
                               NET ASSET VALUE,     INVESTMENT AND UNREALIZED          TOTAL      INVESTMENT        REALIZED
                            BEGINNING OF PERIOD  INCOME/(LOSS)    GAIN/(LOSS)     OPERATIONS          INCOME   CAPITAL GAINS
SMALLER COMPANY GROWTH
Six Months Ended 6/30/01               $20.69        ($0.10)          $0.59          $0.49       $       -       $       -
Year Ended 12/31/00                     22.34         (0.33)           1.24           0.91               -           (2.56)
Year Ended 12/31/99                     14.26             -            8.08           8.08               -               -
Year Ended 12/31/98(6)                  14.35         (0.21)           0.12          (0.09)              -               -
Year Ended 12/31/97(6)                  11.00         (0.19)           3.54           3.35               -               -
Period Ended 12/31/96(5),(6)            10.00         (0.08)           1.08           1.00               -               -

VALUE + GROWTH
Six Months Ended 6/30/01                24.62         (0.12)          (3.31)         (3.43)              -               -
Year Ended 12/31/00                     30.43         (0.33)          (3.14)         (3.47)              -           (2.34)
Year Ended 12/31/99                     25.92             -            7.16           7.16               -           (2.65)
Year Ended 12/31/98(6)                  23.18         (0.25)           6.33           6.08               -           (3.34)
Year Ended 12/31/97(6)                  24.16         (0.26)           3.71           3.45               -           (4.43)
Year Ended 12/31/96(6)                  22.66         (0.24)           3.47           3.23               -           (1.73)

THE CONTRARIAN FUND(TM)
Six Months Ended 6/30/01                11.03         (0.03)           0.39           0.36               -               -
Year Ended 12/31/00                     10.00          0.02            1.01           1.03               -               -
Year Ended 12/31/99                      7.23          0.20            2.57           2.77               -               -
Year Ended 12/31/98(6)                  11.61         (0.08)          (3.72)         (3.80)              -           (0.58)
Year Ended 12/31/97(6)                  16.57             -           (4.88)         (4.88)              -           (0.08)
Year Ended 12/31/96(6)                  13.78             -            2.99           2.99               -           (0.20)

GLOBAL NATURAL RESOURCES
Six Months Ended 6/30/01                11.49         (0.01)           0.95           0.94               -               -
Year Ended 12/31/00                      9.13         (0.06)           2.42           2.36               -               -
Year Ended 12/31/99                      7.46         (0.01)           1.68           1.67               -               -
Year Ended 12/31/98(6)                  11.67         (0.07)          (3.95)         (4.02)              -           (0.19)
Year Ended 12/31/97(6)                  14.29         (0.05)          (2.39)         (2.44)              -           (0.18)
Year Ended 12/31/96(6)                  10.12         (0.06)           4.24           4.18           (0.01)              -

PARTNERS
Six Months Ended 6/30/01                15.72          0.00            3.36           3.36               -               -
Year Ended 12/31/00                     11.96          0.09            3.67           3.76               -               -
Year Ended 12/31/99                     11.53         (0.04)           0.47           0.43               -               -
Year Ended 12/31/98(6)                  16.49         (0.04)          (4.31)         (4.35)          (0.38)          (0.23)
Year Ended 12/31/97(6)                  14.60          0.13            2.52           2.65           (0.12)          (0.64)
Year Ended 12/31/96(6)                  10.39          0.13            4.36           4.49           (0.06)          (0.22)


See notes to Financial Highlights on page 83.
The accompanying notes are an integral part of these financial statements.


82  CALL 1-800-766-FUND

                                                                        NET RATIO       GROSS RATIO       NET RATIO OF
                             NET ASSET                 NET ASSETS      OF EXPENSES      OF EXPENSES      NET INVESTMENT
                            VALUE, END      TOTAL        END OF        TO AVERAGE       TO AVERAGE      INCOME/(LOSS) TO
                             OF PERIOD    RETURN(1)   PERIOD (000S)   NET ASSETS(1)    NET ASSETS(1)  AVERAGE NET ASSETS(1)

SMALLER COMPANY GROWTH
Six Months Ended 6/30/01      $21.18          2.37%        $100,036           1.48%          1.94%              (0.94)%
Year Ended 12/31/00            20.69          4.44%         106,349           1.67%          1.93%              (1.41)%
Year Ended 12/31/99            22.34         56.66%         103,312           1.92%          1.97%              (1.67)%
Year Ended 12/31/98(6)         14.26         (0.63)%         94,723           1.91%          2.01%              (1.46)%
Year Ended 12/31/97(6)         14.35         30.45%         104,858           1.95%          2.60%              (1.35)%
Period Ended 12/31/96(5),(6)   11.00         10.00%           9,464           3.08%          6.40%              (2.13)%

VALUE + GROWTH
Six Months Ended 6/30/01       21.19        (13.93)%        381,927           1.58%          1.58%              (0.97)%
Year Ended 12/31/00            24.62        (11.09)%        482,194           1.53%          1.53%              (1.05)%
Year Ended 12/31/99            30.43         28.43%         673,900           1.59%          1.59%              (1.20)%
Year Ended 12/31/98(6)         25.92         27.44%         677,505           1.46%          1.46%              (0.96)%
Year Ended 12/31/97(6)         23.18         13.81%         752,994           1.44%          1.44%              (0.96)%
Year Ended 12/31/96(6)         24.16         14.12%         643,157           1.51%          1.51%              (1.06)%

THE CONTRARIAN FUND(TM)
Six Months Ended 6/30/01       11.39          3.26%          85,430           2.27%          2.30%              (0.44)%
Year Ended 12/31/00            11.03         10.30%          91,919           2.22%          2.25%               0.19%
Year Ended 12/31/99            10.00         38.31%         115,911           2.17%          2.43%              (1.17)%
Year Ended 12/31/98(6)          7.23        (32.69)%        124,666           2.83%          2.83%              (0.80)%
Year Ended 12/31/97(6)         11.61        (29.51)%        398,242           2.48%          2.48%               0.01%
Year Ended 12/31/96(6)         16.57         21.68%       1,063,438           2.46%          2.46%              (0.02)%

GLOBAL NATURAL RESOURCES
Six Months Ended 6/30/01       12.43          8.18%          35,058           1.72%          1.83%              (0.10)%
Year Ended 12/31/00            11.49         25.85%          29,371           1.98%          2.10%              (0.53)%
Year Ended 12/31/99             9.13         22.39%          22,818           2.09%          2.42%              (1.72)%
Year Ended 12/31/98(6)          7.46        (34.45)%         23,467           1.95%          2.21%              (0.69)%
Year Ended 12/31/97(6)         11.67        (17.14)%         78,371           1.81%          1.82%              (0.38)%
Year Ended 12/31/96(6)         14.29         41.21%         120,521           1.94%          2.16%              (0.45)%

PARTNERS
Six Months Ended 6/30/01       19.08         21.37%         109,011           1.88%          1.98%               0.26%
Year Ended 12/31/00            15.72         31.44%          28,297           1.90%          2.22%               0.73%
Year Ended 12/31/99            11.96          3.73%          22,374           2.13%          2.79%              (1.24)%
Year Ended 12/31/98(6)         11.53        (27.38)%         47,936           1.88%          2.07%              (0.26)%
Year Ended 12/31/97(6)         16.49         18.08%         194,133           1.78%          1.78%               0.82%
Year Ended 12/31/96(6)         14.60         43.15%         127,268           1.93%          2.15%               0.95%
                           GROSS RATIO OF
                            NET INVESTMENT         PORTFOLIO
                           INCOME/(LOSS) TO         TURNOVER
                          AVERAGE NET ASSETS(1)      RATE(1)

SMALLER COMPANY GROWTH
Six Months Ended 6/30/01        (1.40)%                  87%
Year Ended 12/31/00             (1.67)%                 126%
Year Ended 12/31/99             (1.72)%                  90%
Year Ended 12/31/98(6)          (1.56)%                 108%
Year Ended 12/31/97(6)          (2.00)%                 170%
Period Ended 12/31/96(5),(6)    (5.45)%                  22%

VALUE + GROWTH
Six Months Ended 6/30/01        (0.97)%                  45%
Year Ended 12/31/00             (1.05)%                  71%
Year Ended 12/31/99             (1.20)%                  80%
Year Ended 12/31/98(6)          (0.96)%                 190%
Year Ended 12/31/97(6)          (0.96)%                 228%
Year Ended 12/31/96(6)          (1.06)%                 221%

THE CONTRARIAN FUND(TM)
Six Months Ended 6/30/01        (0.47)%                  71%
Year Ended 12/31/00              0.16%                  117%
Year Ended 12/31/99             (1.43)%                  86%
Year Ended 12/31/98(6)          (0.80)%                  39%
Year Ended 12/31/97(6)           0.01%                   36%
Year Ended 12/31/96(6)          (0.02)%                  44%

GLOBAL NATURAL RESOURCES
Six Months Ended 6/30/01        (0.21)%                  86%
Year Ended 12/31/00             (0.65)%                 159%
Year Ended 12/31/99             (2.05)%                 140%
Year Ended 12/31/98(6)          (0.96)%                  63%
Year Ended 12/31/97(6)          (0.38)%                  97%
Year Ended 12/31/96(6)          (0.67)%                  82%

PARTNERS
Six Months Ended 6/30/01         0.16%                   96%
Year Ended 12/31/00              0.41%                  134%
Year Ended 12/31/99             (1.90)%                  84%
Year Ended 12/31/98(6)          (0.46)%                  73%
Year Ended 12/31/97(6)           0.82%                   78%
Year Ended 12/31/96(6)           0.73%                  101%

Distributions reflect actual per-share amounts distributed for the period.

(1) Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

(2)  RS Aggressive Growth Fund shares were first issued on May 1, 2000.

(3)  RS Diversified Growth Fund shares were first issued on August 1, 1996.

(4)  RS Internet Age Fund(TM) shares were first issued on December 1, 1999.

(5) RS Smaller Company Growth Fund (formerly RS MicroCap Growth Fund) shares were first issued on August 15, 1996.

(6) Per-share data has been determined by using the average number of shares outstanding throughout the period.


      The accompanying notes are an integral part of these financial statements.


                                                       www.RSinvestments.com  83

NOTES TO FINANCIAL STATEMENTS


The RS Mutual Funds (a "Fund," the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers 12 portfolios. The RS Aggressive Growth Fund, the RS Diversified Growth Fund, the RS Emerging Growth Fund, The Information Age Fund(R), the RS Internet Age Fund(TM), the RS MidCap Opportunities Fund, the RS Smaller Company Growth Fund (formerly the RS MicroCap Growth Fund), the RS Value + Growth Fund, the RS Global Natural Resources Fund, and the RS Money Market Fund are registered as diversified funds. The Contrarian Fund(TM) and the RS Partners Fund are registered as nondiversified funds. Each Fund consists of a single class of shares.

Financial statements for the RS Money Market Fund for the period ended June 30, 2001, have been issued separately.

NOTE 1   SIGNIFICANT ACCOUNTING POLICIES

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund's net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods that include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of the Funds' investments valued using these guidelines and procedures at June 30, 2001, were as follows:

   Fund                        Percentage
   Aggressive Growth                 0.0%
   Diversified Growth                1.7%
   Emerging Growth                   0.0%
   The Information Age Fund(R)       0.0%
   RS Internet Age Fund(TM)          0.0%
   MidCap Opportunities              0.0%
   Smaller Company Growth            0.0%
   Value + Growth                    0.0%
   The Contrarian Fund(TM)           1.3%
   Global Natural Resources          1.3%
   Partners                          0.5%

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations are not readily available are priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, the current price of the underlying stock, the exercise price of the option or warrant, the time to expiration, the assumed riskless rate of interest, the compounded rate of return on the stock, and the standard deviation of the return on the stock. This valuation method is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.

84  CALL 1-800-766-FUND

b. FEDERAL INCOME TAXES The Funds intend to continue complying with the requirements of the Internal Revenue Code, to qualify as regulated investment companies, and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

c. SECURITIES TRANSACTIONS Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. FOREIGN CURRENCY TRANSLATION The accounting records of the Funds are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities that are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.

f. EXPENSES Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific fund are apportioned between the Funds in the Trust, based on relative net assets.

Expense offsets and other waivers represent expense offsets due to securities lending and the waiver of fees by the Funds' accounting agent/administrator and custodian. (See Note 5.)

g. DISTRIBUTIONS TO SHAREHOLDERS Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

See chart below for capital loss carryovers available for the Funds at December 31, 2000, which is the most recently completed tax year.

   CAPITAL LOSS CARRYOVERS
  (SEE NOTE 1g)

                                                                       Expiring
                                -----------------------------------------------------------------------------------
  Fund                                 2005              2006              2007              2008             TOTAL
  Aggressive Growth             $         -      $          -      $          -      $  2,526,668     $   2,526,668
  Diversified Growth                      -                 -                 -        16,606,435        16,606,435
  RS Internet Age Fund(TM)                -                 -                 -        38,065,629        38,065,629
  The Contrarian Fund(TM)                 -        48,582,052        67,677,287         9,408,351       125,667,690
  Global Natural Resources                -         7,192,295        10,576,876                 -        17,769,171
  Partners                        1,196,248                 -                 -                 -         1,196,248

                                                       www.RSinvestments.com  85

Under the current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2000, the Funds elected to defer net capital and currency losses as follows:

  Fund
  Aggressive Growth                             $  13,309,653
  Diversified Growth                               45,789,164
  Emerging Growth                                 268,160,800
  The Information Age Fund(R)                               -
  RS Internet Age Fund(TM)                         41,274,981
  MidCap Opportunitites                             8,776,779
  Smaller Company Growth                                    -
  Value + Growth                                    3,173,097
  The Contrarian Fund(TM)                          10,514,556
  Global Natural Resources                              4,847
  Partners                                              1,237

h. CAPITAL ACCOUNTS Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

i. TEMPORARY BORROWINGS All Funds within the Trust, excluding the RS Money Market Fund, share in a $25 million, committed revolving credit/overdraft protection facility from PNC Bank for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. In addition, the RS Emerging Growth Fund has sole access to a separate $25 million facility, with the same terms from PNC Bank. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower leverage limit defined in the Fund's Statement of Additional Information or the Prospectus.

                                   Amount                      Average
                              Outstanding        Average      Interest
  Fund                         At 6/30/01     Borrowing*      Rate (%)
  Aggressive Growth            $        -       $116,809         5.77%
  Diversified Growth                    -      3,309,149         5.77%
  Emerging Growth                       -              -         5.77%
  The Information Age Fund(R)           -          1,930         5.77%
  RS Internet Age Fund(TM)              -         29,911         5.77%
  MidCap Opportunitites                 -         97,023         5.77%
  Smaller Company Growth                -              -         5.77%
  Value + Growth                        -        327,252         5.77%
  The Contrarian Fund(TM)               -        164,032         5.77%
  Global Natural Resources         24,632         57,320         5.77%
  Partners                              -              -         5.77%

* For the six months ended June 30, 2001.

NOTE 2   CAPITAL SHARES

a. TRANSACTIONS The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds are shown in detail in the STATEMENT OF CHANGES IN NET ASSETS (see pages 76-79.)

NOTE 3   TRANSACTIONS WITH AFFILIATES

a. ADVISORY FEES AND EXPENSE LIMITATION Under the terms of advisory agreements, which are generally reviewed and approved annually by the Board of Trustees, the Funds pay RS Investment Management, L.P. or RS Investment Management, Inc. (collectively "RS Investments") an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

                                                 Investment
  Fund                                        Advisory Fees
  Aggressive Growth                                   1.00%
  Diversified Growth                                  1.00%
  Emerging Growth                                     1.00%
  The Information Age Fund(R)                         1.00%
  RS Internet Age Fund(TM)                            1.25%
  MidCap Opportunitites                               1.00%
  Smaller Company Growth                              1.25%
  Value + Growth                                      1.00%
  The Contrarian Fund(TM)                             1.50%
  Global Natural Resources                            1.00%
  Partners                                            1.25%


86  CALL 1-800-766-FUND

RS Investments may voluntarily agree to bear operating expenses of a Fund (excluding interest, taxes, extraordinary expenses, and dividend expenses related to short sales) to the extent they exceed a stated limit, either by reimbursement of expenses to the Fund or by means of an advisory fee waiver.

RS Investments may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds. Such recoupments are included in investment advisory fees on the STATEMENT OF OPERATIONS (see pages 74-75.)

During the period ended June 30, 2001, RS Investments recouped the following amounts:

  Fund
  Aggressive Growth                               $       -
  Diversified Growth                                      -
  Emerging Growth                                         -
  The Information Age Fund(R)                             -
  RS Internet Age Fund(TM)                                -
  MidCap Opportunitites                                   -
  Smaller Company Growth                             18,457
  Value + Growth                                          -
  The Contrarian Fund(TM)                                 -
  Global Natural Resources                                -
  Partners                                           19,327

At June 30, 2001, the balance of recoupable expenses for each Fund was:

  Fund                                 1999           2000           2001          Total
  Aggressive Growth              $        -     $        -     $        -     $        -
  Diversified Growth                      -              -              -              -
  Emerging Growth                         -              -              -              -
  The Information Age Fund(R)             -              -              -              -
  RS Internet Age Fund(TM)                -              -              -              -
  MidCap Opportunities              120,329              -              -        120,329
  Smaller Company Growth              8,698          2,980          7,468         19,146
  Value + Growth                          -              -              -              -
  The Contrarian Fund(TM)                 -              -              -              -
  Global Natural Resources                -              -              -              -
  Partners                          156,225         49,615         19,113        224,953

b. COMPENSATION OF TRUSTEES AND OFFICERS Trustees and officers of the Funds who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds. Trustees of the Funds who are not interested persons of RS Investments, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses for the period ended June 30, 2001.

c. DISTRIBUTION FEES PFPC Distributors, Inc. ("PFPC"), a nonaffiliate of RS Investments, is the Funds' distributor. The Funds have entered into agreements with PFPC for distribution services with respect to their shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, PFPC is compensated for services in such capacity including its expenses in connection with the promotion and distribution of each Fund at an annual rate of 0.25% of the Fund's average daily net assets. RS Investments or its affiliates provide certain services to PFPC in respect of the promotion of the Funds' shares and are compensated by PFPC for those services.

                                                       www.RSinvestments.com  87

NOTES TO FINANCIAL STATEMENTS

TAX COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT
(SEE NOTE 4a)

                                 Cost Of Investments/      Net Unrealized Appreciation
                                          Proceeds Of    (Depreciation) On Investments       Gross Unrealized      Gross Unrealized
                                Securities Sold Short        And Securities Sold Short           Appreciation          Depreciation
  Aggressive Growth                      $194,960,195                    $(14,018,512)            $18,698,347           $32,716,859
  Diversified Growth                      871,385,168                     (40,819,775)            125,469,070           166,288,845
  Emerging Growth                       3,502,572,480                      153,162,718            584,440,705           431,277,987
  The Information Age Fund(R)             139,923,731                        3,001,856             17,049,702            14,047,846
  RS Internet Age Fund(TM)                 81,281,581                        5,178,277             13,721,906             8,543,629
  MidCap Opportunities                    215,146,361                        3,261,253             18,491,835            15,230,582
  Smaller Company Growth                   90,015,237                       22,390,521             25,886,920             3,496,399
  Value + Growth                          258,261,785                      124,439,104            141,512,336            17,073,232
  The Contrarian Fund(TM)                  91,253,471                      (8,471,807)             17,865,699            26,337,506
  Global Natural Resources                 35,605,362                        (179,236)              3,436,744             3,615,980
  Partners                                103,851,748                        5,784,124              9,269,608             3,485,484

NOTE 4   INVESTMENTS

a. TAX BASIS OF INVESTMENTS The cost of investments purchased and proceeds of securities sold short for federal income tax purposes at June 30, 2001, for each Fund is listed above. The net unrealized appreciation/depreciation on investments and securities sold short, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart above.

b. INVESTMENT PURCHASES AND SALES The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) for the period ended June 30, 2001, were as follows:

                                      Cost Of Investments          Proceeds From
  Fund                                          Purchased       Investments Sold
  Aggressive Growth                     $     156,290,035      $     138,793,657
  Diversified Growth                        1,005,853,413            883,635,188
  Emerging Growth                           1,797,901,914          1,752,753,975
  The Information Age Fund(R)                 214,617,243            220,398,314
  RS Internet Age Fund(TM)                    111,480,477            132,377,124
  MidCap Opportunities                        421,219,714            419,836,697
  Smaller Company Growth                       82,674,323             94,929,685
  Value + Growth                              191,438,865            241,835,212
  The Contrarian Fund(TM)                      57,827,946             68,011,319
  Global Natural Resources                     33,834,952             26,303,990
  Partners                                    105,050,392             52,143,513

c. FOREIGN SECURITIES Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d. SHORT SALES Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The following Funds may currently sell securities short: RS Aggressive Growth Fund, RS Internet Age Fund(TM), RS Smaller Company Growth Fund, RS Value + Growth Fund, The Contrarian Fund(TM), and RS Global Natural Resources Fund. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with a Fund's broker.

88  CALL 1-800-766-FUND

RESTRICTED SECURITIES
(SEE NOTE 4e)

                                                                                                      ACQUISITION    % OF FUNDS'
    FUND                      SECURITY                          SHARES          COST         VALUE           DATE     NET ASSETS
    Diversified Growth        Boots & Coots International                                                2/10/00-
                                Well Control, Inc.             491,097   $   460,498   $   220,011         2/6/01
                              Conductus, Inc.                  550,000     2,750,000     2,270,400        6/12/01
                              Intrado Inc.                     632,111     4,999,998    10,310,678        5/10/01
                              Startec Global Communications                                             11/24/00-
                                Corporation                    275,000       968,750        37,125        3/26/01
                              United Shipping & Technology
                                Inc. (Conv. Pfd.)              250,000     2,000,000     1,160,000         3/1/01
                                                                          11,179,246    13,998,214                         1.95%

    The Contrarian Fund(TM)                                                                              4/25/97-
                              African Minerals, Ltd.           698,422     2,837,501     1,047,633         5/7/98
                                                                           2,837,501     1,047,633                         1.23%

    Global Natural Resources                                                                             4/25/97-
                              African Minerals, Ltd.           203,624       784,997       305,436         5/7/98
                                                                             784,997       305,436                         0.87%

The Funds maintain their collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Funds may also sell short "against the box" (i.e., the Funds enter into a short-sale as described above while holding an offsetting long position in the security, which is sold short). The Funds limit the value of short sale positions to 25% (The Contrarian Fund(TM) is allowed up to 40%) of the Fund's total assets. For the period ended June 30, 2001, the cost of investments purchased to cover short sales and proceeds from investments sold short were as follows:

                                     Cost Of Investments     Proceeds From
                                            Purchased To       Investments
  Fund                                 Cover Short Sells        Sold Short
  Aggressive Growth                         $          -      $          -
  Diversified Growth                                   -                 -
  Emerging Growth                                      -                 -
  The Information Age Fund(R)                          -                 -
  RS Internet Age Fund(TM)                    29,257,134        33,253,831
  MidCap Opportunities                                 -                 -
  Smaller Company Growth                               -                 -
  Value + Growth                                       -                 -
  The Contrarian Fund(TM)                      4,460,194        16,290,012
  Global Natural Resources                             -                 -
  Partners                                             -                 -

e. RESTRICTED SECURITIES A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1a, paragraph 2. (See detail of transactions in table above.)

                                                       www.RSinvestments.com  89

f. OPTIONS AND WARRANTS Options and warrants normally entitle the holder to purchase specified securities at a predetermined price during a specific period. The writer of an option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indexes, will require cash settlement by the Fund if the option is exercised.

Transactions in written options for the period ended June 30, 2001, were as follows:

  DIVERSIFIED GROWTH: WRITTEN OPTIONS

                                 Amount Of        Number Of
                                  Premiums        Contracts
  Outstanding at 12/31/00        $       -                -
  Options written                   34,769              100
  Options expired                        -                -
  Options exercised                      -                -
  Options closed                  (34,769)            (100)
  OUTSTANDING AT 06/30/01        $       -                -

MIDCAP OPPORTUNITIES: WRITTEN OPTIONS

                                 Amount Of        Number Of
                                  Premiums        Contracts
  Outstanding at 12/31/00       $    104,162            245
  Options written                  2,753,470         11,733
  Options expired                  (514,358)        (2,500)
  Options exercised                (406,041)        (2,590)
  Options closed                 (1,861,186)        (6,738)
  OUTSTANDING AT 06/30/01       $     76,047            150

NOTE 5   SECURITIES LENDING

Certain Funds lend their portfolio securities. The borrower pays fees, at the Funds' direction, to service providers of those Funds, including RS Investments. Those payments are applied to offset amounts owed to the service providers by the Funds. Such amounts are shown as offsets in the STATEMENT OF OPERATIONS (see pages 74-75.) During the period ended June 30, 2001, the following Funds had securities lending fees totaling:

  Fund                                                 Fees
  Aggressive Growth                           $     138,341
  Diversified Growth                                575,833
  Emerging Growth                                 3,237,947
  RS Internet Age Fund(TM)                          103,666
  MidCap Opportunities                              162,313
  Smaller Company Growth                            217,050

Funds that lend securities receive cash as collateral in an amount at least equal to 102% of the current market value of loaned securities. The cash collateral is substantially invested in institutional money market pooled accounts. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The value of loaned securities and the value of collateral at June 30, 2001, were as follows:

                               Valued Of Loaned            Value Of
 Fund                                Securities          Collateral
 Aggressive Growth                $  25,299,900       $  25,066,200
 Diversified Growth                 107,046,250         108,345,150
 Emerging Growth                    544,970,900         530,564,900
 RS Internet Age Fund(TM)            11,938,201          11,521,906
 MidCap Opportunities                30,945,400          30,664,300
 Smaller Company Growth              16,827,100          16,140,900

90  CALL 1-800-766-FUND

SUPPLEMENTAL INFORMATION
             (unaudited)



MEETING OF SHAREHOLDERS

A meeting of shareholders of the Trust was held on June 29, 2001. At the meeting, shareholders approved the following proposal described briefly below.

Proposal To approve or disapprove the election of the following individuals to serve as Trustees of the Trust.

                                 For      Abstain          Total
  Leonard B. Auerbach    110,862,500    1,405,134    112,267,634
  Jerome S. Contro       110,847,076    1,420,558    112,267,634
  John W. Glynn, Jr.     110,878,202    1,389,432    112,267,634
  G. Randall Hecht       110,863,020    1,404,614    112,267,634

                                                       www.RSinvestments.com  91

ADMINISTRATION


OFFICERS AND TRUSTEES
   G. RANDALL HECHT, TRUSTEE AND PRESIDENT

   LEONARD B. AUERBACH, TRUSTEE
   President and CEO, Center Capital Group, Inc.
   (an AIG member company)

   JEROME S. CONTRO, TRUSTEE
   Partner, Tango

   JOHN W. GLYNN JR., TRUSTEE
   Principal and Chairman of Glynn Capital
     Management

   STEVEN M. COHEN, TREASURER

   SUZANNE M. DUFRANE, SECRETARY


INVESTMENT ADVISOR
   RS INVESTMENT MANAGEMENT, L.P.
   388 Market Street
   San Francisco, CA 94111

   RS INVESTMENT MANAGEMENT, INC.
   (Emerging Growth Fund)
   40 Tower Lane, Avon Park South
   Avon, CT 06011


DISTRIBUTOR
   PFPC DISTRIBUTORS, INC.
   3200 Horizon Drive
   King of Prussia, PA 19406

TRANSFER AGENT AND DISBURSING AGENT
   NATIONAL FINANCIAL DATA SERVICES
   Kansas City, MO
   1-800-624-8025

CUSTODIAN
   PFPC TRUST COMPANY
   Wilmington, DE

INDEPENDENT ACCOUNTANTS
   PRICEWATERHOUSECOOPERS LLP
   San Francisco, CA

LEGAL COUNSEL
   ROPES & Gray
   Boston, MA


   The views expressed in this report were those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any other time thereafter. RS Investments and its affiliates may buy or sell investments at any time for the Funds, their other clients, or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS CONCERNING THEIR INDIVIDUAL INVESTMENT PROGRAMS.

   This report is submitted for the information of shareholders of the RS Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

   Published August 2001.

92  CALL 1-800-766-FUND

RS INVESTMENTS FUNDS


RS GROWTH FUNDS

RS AGGRESSIVE GROWTH FUND
Investing in small-, mid-, and large-cap growth companies. Managed by Jim Callinan. RSAGX.

RS DIVERSIFIED GROWTH FUND
Focusing on small-cap growth companies. Managed by John Wallace and John Seabern. RSDGX.

RS EMERGING GROWTH FUND
Seeking to invest in America's most dynamic, growth-oriented companies. Managed by Jim Callinan. RSEGX.

THE INFORMATION AGE FUND(R)
Targeting investments in the information technology sector. Managed by Jim Callinan and Steve Bishop*. RSIFX.

RS INTERNET AGE FUND(TM)
Investing in companies likely to benefit from the development of the Internet. Managed by Jim Callinan and Steve Bishop. RIAFX.

RS MIDCAP OPPORTUNITIES FUND
Seeking growth in mid-cap companies while attempting to moderate risk. Managed by John Wallace. RSMOX.

RS SMALLER COMPANY GROWTH FUND
(FORMERLY RS MICROCAP GROWTH FUND)
Focusing on companies with market caps of $750 million or less. Managed by Bill Wolfenden. RSSGX.

RS VALUE + GROWTH FUND
A fund seeking capital appreciation for the long-term investor. Managed by John Wallace*. RSVPX.


RS VALUE FUNDS

THE CONTRARIAN FUND(TM)
Seeking out-of-favor and new discovery investments. Managed by Andy Pilara and Rick Barry. RSCOX.

RS GLOBAL NATURAL RESOURCES FUND
Primarily focusing on hard-asset companies. Managed by Andy Pilara. RSNRX.

RS PARTNERS FUND
A small-cap fund using a cash flow value methodology. Managed by Andy Pilara. RSPFX.

FUND LISTINGS Our Funds are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers under the heading RS Funds.




* The Subadvisory Agreement under which Elijah Asset Management had served as Subadvisor to The Information Age Fund(R) and the RS Value + Growth Fund expired on July 10, 2001. Please refer to the prospectus for more information.

   Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with the RS Funds, including international investing; investing in smaller companies; investing in a more limited number of issuers and sectors or a particular sector; short selling; using options and futures; and investing in high-yielding, lower-quality debt securities. SR131MK